================================================================================





                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated February 22, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-2

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PRELIMINARY STATEMENT.......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms.................................................
Section 1.02  Interest Calculations.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans...............
Section 2.03  Representations, Warranties and Covenants of the Servicer.....
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans...............................................
Section 2.05  Designation of Interests in the REMIC.........................
Section 2.06  Designation of Start-up Day...................................
Section 2.07  REMIC Certificate Maturity Date...............................
Section 2.08  Execution and Delivery of Certificates........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans............................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer......
Section 3.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04  Access to Certain Documentation...............................
Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims......
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer.....................................................
Section 3.07  Trustee to Act as Servicer....................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; and Certificate Account.............................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts..............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans...........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account and Certificate Account......................................
Section 3.12  Maintenance of Hazard Insurance...............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files...............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to be Held for the Trustee..........................
Section 3.17  Servicing Compensation........................................
Section 3.18  Annual Statement as to Compliance.............................
Section 3.19  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements..............................
Section 3.20  Advances......................................................
Section 3.21  Modifications, Waivers, Amendments and Consents...............
Section 3.22  Reports to the Securities and Exchange Commission.............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate........................................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions.................................................
Section 5.02  Priorities of Distributions...................................
Section 5.03  Allocation of Losses..........................................
Section 5.04  Statements to Certificateholders..............................
Section 5.05  Tax Returns and Reports to Certificateholders.................
Section 5.06  Tax Matters Person............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee....
Section 5.08  REMIC Related Covenants.......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates..............................................
Section 6.02  Registration of Transfer and Exchange of Certificates.........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 6.04  Persons Deemed Owners.........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor and the Servicer......7
Section 7.02 Merger or Consolidation of the Depositor or the Servicer......7
Section 7.03 Limitation on Liability of the Depositor, the Servicer

               and Others...................................................
Section 7.04  Depositor and Servicer Not to Resign..........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default.............................................
Section 8.02  Remedies of Trustee...........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default......................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default.............................................
Section 8.05  Trustee to Act; Appointment of Successor......................
Section 8.06  Notification to Certificateholders............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee.............................................
Section 9.02  Certain Matters Affecting the Trustee.........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 9.04  Trustee May Own Certificates..................................
Section 9.05  Eligibility Requirements for Trustee..........................
Section 9.06  Resignation and Removal of Trustee............................
Section 9.07  Successor Trustee.............................................
Section 9.08  Merger or Consolidation of Trustee............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee.................
Section 9.10  Authenticating Agents.........................................
Section 9.11  Trustee's Fees and Expenses...................................
Section 9.12  Appointment of Custodian......................................
Section 9.13  Paying Agents.................................................
Section 9.14  Limitation of Liability.......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates.................................................
Section 9.16  Suits for Enforcement.........................................
Section 9.17  Waiver of Bond Requirement....................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.....


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans........................................
Section 10.02 Additional Termination Requirements...........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment.....................................................
Section 11.02 Recordation of Agreement......................................
Section 11.03 Limitation on Rights of Certificateholders....................
Section 11.04 Governing Law.................................................
Section 11.05 Notices.......................................................
Section 11.06 Severability of Provisions....................................
Section 11.07 Certificates Nonassessable and Fully Paid.....................
Section 11.08 Access to List of Certificateholders..........................
Section 11.09 Recharacterization............................................

EXHIBITS

Exhibit A-1       -     Form of Face of Class A-1 Certificate
Exhibit A-2       -     Form of Face of Class A-2 Certificate
Exhibit A-3       -     Form of Face of Class A-3 Certificate
Exhibit A-4       -     Form of Face of Class A-4 Certificate
Exhibit A-5       -     Form of Face of Class A-5 Certificate
Exhibit A-6       -     Form of Face of Class A-6 Certificate
Exhibit A-7       -     Form of Face of Class A-7 Certificate
Exhibit A-8       -     Form of Face of Class A-8 Certificate
Exhibit A-9       -     Form of Face of Class A-9 Certificate
Exhibit A-10      -     Form of Face of Class A-10 Certificate
Exhibit A-11      -     Form of Face of Class A-11 Certificate
Exhibit A-12      -     Form of Face of Class A-12 Certificate
Exhibit A-13      -     Form of Face of Class A-13 Certificate
Exhibit A-14      -     Form of Face of Class A-14 Certificate
Exhibit A-15      -     Form of Face of Class A-15 Certificate
Exhibit A-16      -     Form of Face of Class A-16 Certificate
Exhibit A-17      -     Form of Face of Class A-17 Certificate
Exhibit A-18      -     Form of Face of Class A-18 Certificate
Exhibit A-19      -     Form of Face of Class A-19 Certificate
Exhibit A-20      -     Form of Face of Class A-20 Certificate
Exhibit A-21      -     Form of Face of Class A-21 Certificate
Exhibit A-22      -     Form of Face of Class A-22 Certificate
Exhibit A-23      -     Form of Face of Class A-23 Certificate
Exhibit A-24      -     Form of Face of Class A-24 Certificate
Exhibit A-25      -     Form of Face of Class A-25 Certificate
Exhibit A-26      -     Form of Face of Class A-26 Certificate
Exhibit A-27      -     Form of Face of Class A-27 Certificate
Exhibit A-28      -     Form of Face of Class A-28 Certificate
Exhibit A-29      -     Form of Face of Class A-29 Certificate
Exhibit A-30      -     Form of Face of Class A-30 Certificate
Exhibit A-31      -     Form of Face of Class A-31 Certificate
Exhibit A-32      -     Form of Face of Class A-32 Certificate
Exhibit A-33      -     Form of Face of Class A-33 Certificate
Exhibit A-34      -     Form of Face of Class A-34 Certificate
Exhibit A-35      -     Form of Face of Class A-35 Certificate
Exhibit A-36      -     Form of Face of Class A-36 Certificate
Exhibit A-37      -     Form of Face of Class A-37 Certificate
Exhibit A-38      -     Form of Face of Class A-38 Certificate
Exhibit A-39      -     Form of Face of Class A-39 Certificate
Exhibit A-40      -     Form of Face of Class A-40 Certificate
Exhibit A-41      -     Form of Face of Class A-41 Certificate
Exhibit A-42      -     Form of Face of Class A-42 Certificate
Exhibit A-PO      -     Form of Face of Class A-PO Certificate
Exhibit A-R       -     Form of Face of Class A-R Certificate
Exhibit B-1       -     Form of Face of Class B-1 Certificate
Exhibit B-2       -     Form of Face of Class B-2 Certificate
Exhibit B-3       -     Form of Face of Class B-3 Certificate
Exhibit B-4       -     Form of Face of Class B-4 Certificate
Exhibit B-5       -     Form of Face of Class B-5 Certificate
Exhibit B-6       -     Form of Face of Class B-6 Certificate
Exhibit C         -     Form of Reverse of all Certificates
Exhibit D         -     Mortgage Loan Schedule
Exhibit E         -     Request for Release of Documents
Exhibit F         -     Form of Certification of Establishment of Account
Exhibit G-1       -     Form of Transferor's Certificate
Exhibit G-2A      -     Form 1 of Transferee's Certificate
Exhibit G-2B      -     Form 2 of Transferee's Certificate
Exhibit H         -     Form of Transferee Representation Letter
                        for ERISA Restricted Certificates
Exhibit I         -     Form of Affidavit Regarding Transfer of Residual
                        Certificate
Exhibit J         -     Contents of Servicing File
Exhibit K         -     Form of Special Servicing Agreement

                         POOLING AND SERVICING AGREEMENT

     THIS POOLING AND SERVICING AGREEMENT, dated February 22, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H   T H A T:

     In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

     In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class A-R Certificate) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the REMIC. The Class A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

     The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

                                                                          Integral
                                                                          Multiples
                  Initial Class          Pass-Through     Minimum         in Excess
Classes           Balance Certificate    Rate             Denomination    of Minimum
-------           -------------------    ------------     ------------    ----------
Class A-1         $ 329,261,000.00         7.000%           $ 1,000          $1
Class A-2         $ 55,000,000.00          7.000%           $ 1,000          $1
Class A-3         $ 15,196,000.00          7.000%           $ 1,000          $1
Class A-4         $  9,363,000.00          6.750%           $ 1,000          $1
Class A-5         $  3,518,000.00          7.000%           $ 1,000          $1
Class A-6         $  3,646,000.00          7.000%           $ 1,000          $1
Class A-7         $  3,302,000.00          7.250%           $ 1,000          $1
Class A-8         $  3,302,000.00          6.750%           $ 1,000          $1
Class A-9         $  2,981,000.00          7.000%           $ 1,000          $1
Class A-10        $  3,251,000.00          7.000%           $ 1,000          $1
Class A-11        $  2,565,000.00          7.250%           $ 1,000          $1
Class A-12        $  2,659,000.00          7.250%           $ 1,000          $1
Class A-13        $  1,640,000.00          7.250%           $ 1,000          $1
Class A-14        $  3,176,000.00          7.250%           $ 1,000          $1
Class A-15        $  2,174,000.00          7.250%           $ 1,000          $1
Class A-16        $  2,373,000.00          7.250%           $ 1,000          $1
Class A-17        $ 75,000,000.00          7.000%           $ 1,000          $1
Class A-18        $    253,000.00          7.000%           $ 1,000          $1
Class A-19        $    200,000.00          7.000%           $ 1,000          $1
Class A-20        $    200,000.00          7.000%           $ 1,000          $1
Class A-21        $    200,000.00          7.000%           $ 1,000          $1
Class A-22        $    200,000.00          7.000%           $ 1,000          $1
Class A-23        $    200,000.00          7.000%           $ 1,000          $1
Class A-24        $    200,000.00          7.000%           $ 1,000          $1
Class A-25        $    200,000.00          7.000%           $ 1,000          $1
Class A-26        $    200,000.00          7.000%           $ 1,000          $1
Class A-27        $    200,000.00          7.000%           $ 1,000          $1
Class A-28        $    200,000.00          7.000%           $ 1,000          $1
Class A-29        $    200,000.00          7.000%           $ 1,000          $1
Class A-30        $    200,000.00          7.000%           $ 1,000          $1
Class A-31        $    200,000.00          7.000%           $ 1,000          $1
Class A-32        $    200,000.00          7.000%           $ 1,000          $1
Class A-33        $    200,000.00          7.000%           $ 1,000          $1
Class A-34        $    200,000.00          7.000%           $ 1,000          $1
Class A-35        $    200,000.00          7.000%           $ 1,000          $1
Class A-36        $    200,000.00          7.000%           $ 1,000          $1
Class A-37        $    200,000.00          7.000%           $ 1,000          $1
Class A-38        $    200,000.00          7.000%           $ 1,000          $1
Class A-39        $    200,000.00          7.000%           $ 1,000          $1
Class A-40        $    200,000.00          7.000%           $ 1,000          $1
Class A-41        $  2,565,000.00          6.750%           $ 1,000          $1
Class A-42        $  2,659,000.00          6.750%           $ 1,000          $1
Class A-PO        $     51,383.00             (1)           $25,000          $1
Class A-R         $        100.00          7.000%           $   100          N/A
Class B-1         $ 11,833,000.00          7.000%           $25,000          $1
Class B-2         $  4,128,000.00          7.000%           $25,000          $1
Class B-3         $  2,477,000.00          7.000%           $25,000          $1
Class B-4         $  1,376,000.00          7.000%           $25,000          $1
Class B-5         $  1,101,000.00          7.000%           $25,000          $1
Class B-6         $  1,101,060.79          7.000%           $25,000          $1


(1) The Class A-PO Certificates will be Principal-Only Certificates and will not bear interest.


                             ARTICLE I

                            DEFINITIONS

     Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

     1933 Act: The Securities Act of 1933, as amended.

     Accretion Termination Date: For the Class A-3 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balances of the Class A-1, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39 and Class A-40 Certificates have been reduced to zero or (ii) the Senior Credit Support Depletion Date.

     Accrual Certificates: The Class A-3 Certificates.

     Accrual Distribution Amount: For any Distribution Date and the Accrual Certificates prior to the Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount" and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

     Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

     Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

     Advance: A Periodic Advance or a Servicing Advance.

     Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

     Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and
(ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

     Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

     Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

     Authenticating Agents: As defined in Section 9.10.

     Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

     Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

     Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

     Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-2 that are issued pursuant to this Agreement.

     Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-2." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

     Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

     Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

     Certificate Register: The register maintained pursuant to Section 6.02.

     Certificate Registrar: The registrar appointed pursuant to Section 6.02.

     Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

     Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39, Class A-40, Class A-41, Class A-42, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

     Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39, Class A-40, Class A-41, Class A-42, Class A-PO and Class A-R Certificates.

     Class A-PO Deferred Amount: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

     Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

     Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of the Accrual Certificates, any Accrual Distribution Amounts previously allocated thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b).

     Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of the Accrual Certificates prior to the Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on such Accrual Certificates) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

     Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of the Accrual Certificates prior to the Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof, but not distributed as interest on such Accrual Certificates) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

     Closing Date: February 22, 2001.

     Code: The Internal Revenue Code of 1986, as amended.

     Compensating Interest: As defined in Section 3.17.

     Co-op Shares: Shares issued by private non-profit housing corporations.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

     Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

     Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

     Cut-Off Date: February 1, 2001.

     Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $550,351,544.12.

     Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

     Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

     Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

     Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

     Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

     Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

     Definitive Certificates: As defined in Section 6.02(c)(iii).

     Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

     Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

     Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 7.000% per annum.

     Distribution Date: The 25th day of each month beginning in March 2001 (or, if such day is not a Business Day, the next Business Day).

     Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

     Eligible Account: Any of (i) an account or accounts maintained with (a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificates: Any Class B-4, Class B-5, or Class B-6 Certificate.

     Escrow Account: As defined in Section 3.09.

     Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Event of Default: As defined in Section 8.01.

     Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

     Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

     Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

     FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

     Fitch: Fitch, Inc., or any successor thereto.

     FNMA: Fannie Mae, or any successor thereto.

     Fractional Interest: As defined in Section 5.02(d).

     Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

     Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of
(i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

     Holder: A Certificateholder.

     Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

     Initial Bankruptcy Loss Amount: $ 100,000.00.

     Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

     Initial Fraud Loss Amount: $5,503,515.44.

     Initial Special Hazard Amount: $5,503,515.44.

     Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

     Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

     Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

     Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     MERS: As defined in Section 2.01(b)(iii).

     Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated February 22, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date;
(viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

     Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

     Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

     Mortgagor: The obligor on a Mortgage Note.

     Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

     Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 7.000%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

     Non-PO Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

     Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

     Non-U.S. Person: A Person other than a U.S. Person.

     Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

     Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

     Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.85%
                       Class B-2               1.10%
                       Class B-3               0.65%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

     Original Subordinate Certificate Balance: $22,016,060.79

     OTS: The Office of Thrift Supervision.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth in the Preliminary Statement.

     Paying Agent: As defined in Section 9.13.

     Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

     Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

     Permitted Investments: One or more of the following:

          (i)obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

          (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

          (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

          (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "AAA" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

          (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C) and
(v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6 Certificates.

     Plan: As defined in Section 6.02(e).

     PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

     PO Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

     Pool Distribution Amount: As to any Distribution Date, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to
Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

     Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is equal to or more than 7.000% per annum.

     Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

     Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

     Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Class of Principal-Only Certificates.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class A-2 Certificates and (ii) the product of (a) the Shift Percentage, (b) the Priority Percentage and (c) the Non-PO Principal Amount.

     Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class A-2 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such date.

     Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

     Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

     Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

     Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

     Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

     Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

     Regular Certificates: As defined in the Preliminary Statement hereto.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. "The REMIC" means the REMIC constituted by the Trust Estate.

     REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

     REO Disposition Period: As defined in Section 3.14.

     REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

     REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

     Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

     Residual Certificate: The Class A-R Certificate.

     Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

     Restricted Classes: As defined in Section 5.02(d).

     S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

     Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

     Senior Certificates: The Class A Certificates.

     Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

     Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

     Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

     Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

     Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                Percentage of
                                             Original Subordinate
Distribution Date Occurring                  Certificate Balance
---------------------------                  -------------------

March 2006 through February 2007                     30%

March 2007 through February 2008                     35%

March 2008 through February 2009                     40%

March 2009 through February 2010                     45%

March 2010 and thereafter                            50%

     Servicer: Bank of America, N.A., a national banking association, Zr its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

     Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

     Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

     Servicer's Certificate: The monthly report required by Section 4.01.

     Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

     Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

     Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 7.000% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan.

     Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

     Shift Percentage: As to any Distribution Date, the percentage indicated below:


            Distribution Date Occurring In            Shift Percentage
            ------------------------------            ----------------

            March 2001 through February 2006                0%
            March 2006 through February 2007               30%
            March 2007 through February 2008               40%
            March 2008 through February 2009               60%
            March 2009 through February 2010               80%
            March 2010 and thereafter                      100%


     Similar Law: As defined in Section 6.02(e).

     Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

     (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

          (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

     (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

     (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

     (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

          (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

          (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

     Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

     Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

     Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

     Subordinate Certificates: The Class B Certificates.

     Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

     Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

     Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and
(ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

     Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

     Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

     Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan;
(iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

     Substitution Adjustment Amount: As defined in Section 2.02.

     Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

     Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

     Trust: The trust created by this Agreement.

     Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

     Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

     Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Trustee Fee Rate: With respect to each Mortgage Loan, 0.0035% per annum.

     Underwriting Guidelines: The underwriting guidelines of Bank of America,
N.A.

     U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

     Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01 Conveyance of Mortgage Loans.

     (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

     (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

          (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

          (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-2" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

          (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

          (vi) the original of any guarantee executed in connection with the Mortgage Note;

          (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

               (A)  The stock certificate;

               (B)  The stock power executed in blank;

               (C)  The executed proprietary lease;

               (D)  The executed recognition agreement;

               (E)  The executed assignment of recognition agreement;

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

     If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii),
(iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause
(v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

     As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required if the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan.

     In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

     Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

     Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

     With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

     The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

     For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

     The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

     It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

     The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii) and (viii).

     Section 2.03 Representations, Warranties and Covenants of the Servicer.

     The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i)The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

     The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

     Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

     The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

          (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

          (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

          (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

          (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

          (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

          (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

          (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

          (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

          (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

          (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

          (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

          (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

          (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

          (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

          (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

          (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

          (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

          (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

          (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

          (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

               (xxi)    The   Mortgage   Note  and   Mortgage   are  on  forms
      acceptable to FNMA or FHLMC.

               (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

               (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

               (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

               (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

               (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

               (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

               (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

               (xxx)  All payments required to be made prior to the Cut-Off
      Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

               (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

               (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

               (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

               (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

               (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

               (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

               (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

               (xxxviii)Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

               (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

     Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

     Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

     Section 2.05 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

     Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

     Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is March 25, 2031.

     Section 2.08 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

     Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in
Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

     In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     Section 3.02 Subservicing; Enforcement of the Obligations of Servicer.

     (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

     (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

     (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

     Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in
Section 3.01.

     Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

     The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

     Section 3.04 Access to Certain Documentation.

     The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

     Section 3.05 Maintenance of Primary Mortgage Insurance Policy; Claims.

     With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

     The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

     Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

     The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

     Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

     Section 3.07 Trustee to Act as Servicer.

     If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to
Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

     The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

     Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate Account.

     (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

     (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

          (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

          (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

          (iv) any amount required to be deposited by the Servicer pursuant to
     Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

          (v) any amounts required to be deposited by the Servicer pursuant to
     Section 3.14;

          (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

          (vii) Periodic Advances made by the Servicer pursuant to Section 3.20 and any payments of Compensating Interest; and

          (viii) any other amounts required to be deposited hereunder.

     The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

     (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

          (i)the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

          (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

          (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

     If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

     (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

     (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

     Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

     (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-2 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

     (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

     (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

     The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

     Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

     Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.

     (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

          (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

          (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

          (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

          (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

          (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

          (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

          (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

          (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

          (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

     The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii), (iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

     (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

          (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

          (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

          (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

          (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

     Section 3.12 Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

     The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

     Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards,
(B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section
3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section
3.12 and the amount paid under such blanket policy.

     Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

     (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

     (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

     Section 3.14 Realization Upon Defaulted Mortgage Loans; REO Property.

     (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

     The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

     With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

     If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

     The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

     The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.17.

     (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Depositor's judgment, the default is not likely to be cured by the Mortgagor or
(ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the applicable Mortgage Loan Purchase Agreement the applicable Seller requests the Depositor to repurchase and to sell to such Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

     Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

     The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

     Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

     The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

     Section 3.17 Servicing Compensation.

     The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

     Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

     Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

     Section 3.18 Annual Statement as to Compliance.

     The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

     The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

     Section 3.20 Advances.

     The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

     The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

     Section 3.21 Modifications, Waivers, Amendments and Consents.

     (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

     (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

          (i)affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

          (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

          (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

     (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

     (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

     (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and (ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

     Section 3.22 Reports to the Securities and Exchange Commission.

     The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

     Section 4.01 Servicer's Certificate.

     Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

     Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

     Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

     None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

     Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

     Section 5.02 Priorities of Distributions.

     (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds from the Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

          (i) to each Class of Senior Certificates (other than the Class A-PO Certificates), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-3 Certificates will instead be distributed in reduction of the Class Certificate Balance of the Classes of Certificates specified in
     Section 5.02(b)(i) and (ii);

          (ii) concurrently to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

          (iii) to the Class A-PO Certificates, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

          (iv) to each Class of Subordinate Certificates, subject to paragraph
     (d) below, in the following order of priority:

               (A) to the Class B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (B) to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (C) to the Class B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (D) to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (E) to the Class B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (F) to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (G) to the Class B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (H) to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (I) to the Class B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (J) to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (K) to the Class B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

               (L) to the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

          (v) to the Holder of the Class A-R Certificate, any remaining Pool Distribution Amount.

     On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

     All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount", and second with respect to the amount payable pursuant to clause (ii) of such definition.

     (b) (i) On each Distribution Date occurring prior to the Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Accrual Distribution Amount for the Class A-3 Certificates will be allocated sequentially as follows:

          first, concurrently as follows:

          (a) 80.52084301% to the Class A-1 Certificates, until their Class Certificate Principal Balance has been reduced to zero; and

          (b) 19.47915699%, sequentially to the Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39 and Class A-40 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

          second, to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero.

          (ii) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed sequentially as follows:

          first, to the Class A-R Certificate, until its Class Certificate Balance has been reduced to zero;

          second, to the Class A-2 Certificates, up to the Priority Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

          third, concurrently as follows:

          (a) 80.52084301% to the Class A-1 Certificates, until their Class Certificate Balances has been reduced to zero; and

          (b) 19.47915699%, sequentially to the Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-26, Class A-27, Class A-28, Class A-29, Class A-30, Class A-31, Class A-32, Class A-33, Class A-34, Class A-35, Class A-36, Class A-37, Class A-38, Class A-39 and Class A-40 Certificates, in that order, until their Class Certificate Balance has been reduced to zero;

          fourth, to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero;

          fifth, concurrently as follows:

          (a) 29.66405011%, sequentially to the Class A-41, Class A-42 and Class A-4 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

          (b) 29.66405011%, sequentially to the Class A-11, Class A-12, Class A-13, Class A-14, Class A-15 and Class A-16 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

          (c) 40.67189978%, sequentially, as follows:

               (i) to the Class A-5 Certificates, until their Class Certificate Balance has been reduced to zero;

               (ii) to the Class A-6 Certificates, until their Class Certificate Balance has been reduced to zero;

               (iii) concurrently, to the Class A-7 and Class A-8 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

               (iv) to the Class A-9 Certificates, until their Class Certificate Balance has been reduced to zero; and

               (v) to the Class A-10 Certificates, until their Class Certificate Balance has been reduced to zero.

               sixth, to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero.

     On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

     (b) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

     (c) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

     Section 5.03 Allocation of Losses.

     (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

     The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

          (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

          (ii) (1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of the Accrual Certificates, the Initial Class Certificate Balance, if lower, until the Class Certificate Balances thereof have been reduced to zero; and

          (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated pro rata among the Senior Certificates (other than the Class A-PO Certificates) in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates (other than the Class A-PO Certificates), will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances, or in the case of the Accrual Certificates, the Initial Class Certificate Balance, if lower.

     (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

     After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

     Any such reduction shall be allocated among the Senior Certificates (other than the Class A-PO Certificates), based on the Class Certificate Balances immediately prior to such Distribution Date or, in the case of the Accrual Certificates, the Initial Class Certificate Balance, if lower.

     After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

     (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

     (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

     Section 5.04 Statements to Certificateholders.

     (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

          (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

          (ii) the amount allocable to interest, the Accrual Distribution Amounts with respect to the Accrual Certificates, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v) the Pool Stated Principal Balance for the following Distribution Date;

          (vi) the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

          (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

          (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

          (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

          (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
     (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

          (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

          (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Class A-PO Deferred Amounts for such Distribution Date; and

          (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date.

     (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

     In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

     On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

     The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of
Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

     The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

     Section 5.05 Tax Returns and Reports to Certificateholders.

     (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

     (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

     (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

     (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By their acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

     Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

     Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

     (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

     (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

     (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

     (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

     (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

     Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

     Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13,
A-14, A-15, A-16, A-17, A-18, A-19, A-20, A-21, A-22, A-23, A-24, A-25, A-26,
A-27, A-28, A-29, A-30, A-31, A-32, A-33, A-34, A-35, A-36, A-37, A-38, A-39,
A-40, A-41, A-42, A-PO, A-R, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse of all
Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section
2.01. The Senior Certificates (other than the Class A-PO and Class A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance. The Class A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

     Section 6.02 Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

          (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or
(ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

     Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

     (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

          (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

          (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

          (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

          (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

          (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause (vii) shall be reimbursable by the Trust.

          (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

     (g) [Reserved]

     (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

     Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

     Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

     Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

     Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

     (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

     (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

     (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

     Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

     Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

     Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

     Section 8.05 Trustee to Act; Appointment of Successor.

     (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to
Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

     (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

     Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

     Section 9.01 Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

          (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
     (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

          (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     Section 9.02 Certain Matters Affecting the Trustee.

     Except as otherwise provided in Section 9.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

     The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to
Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

     Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

     Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

     Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

     The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in
Section 9.07.

     Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

     No successor Trustee shall accept appointment as provided in this Section
9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under
Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

     Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

     Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to
Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

     Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

     Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section 5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

     Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

     Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

     Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

     Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

     Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

     Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

     Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above. If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

     Section 10.02 Additional Termination Requirements.

     (a) If the Depositor exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this
Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

          (ii) the notice given by the Depositor or the Trustee pursuant to
     Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

     (b) By their acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

     This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

     Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 2810 North Parham Road, Richmond, Virginia 23294, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255, Attention:
General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Residential Mortgage Surveillance Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn:
Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

     Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

     If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

     IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                    BANK OF AMERICA MORTGAGE
                                      SECURITIES, INC.,
                                      as Depositor

                                    By:
                                       ----------------------------------------
                                       Name:  Judy Ford
                                       Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer

                                    By:
                                       ----------------------------------------
                                       Name:  Robert J. DeBenedet
                                       Title: Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF NEW YORK      )
                        )

     On the 22nd day of February, 2001, before me, a notary public in and for the State of New York, personally appeared _, known to me who, being by me duly sworn, did depose and say that s/he is a of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.


                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ___________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

     On the 22nd day of February, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.


                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ___________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )
                        )

     On the 22nd day of February, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.


                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ___________.

                           EXHIBIT A-1

             [FORM OF FACE OF CLASS A-1 CERTIFICATE]

            BANK OF AMERICA MORTGAGE SECURITIES, INC.
        Mortgage Pass-Through Certificates, Series 2001-1
                            Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1

                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $155,218,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                     * * *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $27,000,000

Pass-Through Rate:                      7.000%

CUSIP No.:                              [__]

     This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $27,000,000

Pass-Through Rate:                      7.500%

CUSIP No.:                              [__]

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1

                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE ON THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $7,619,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-5

                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $49,792,500

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-6

                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $16,129,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-7

                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-7

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $15,981,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-8

                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-8

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $21,483,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-9

                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-9

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $6,012,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-10

                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-10

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $5,590,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-11

                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-11

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $3,602,500

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-12

                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-12

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $5,000,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-13

                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-13

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $12,000,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-14

                    [FORM OF FACE OF CLASS A-14 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-14

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $4,205,000

Pass-Through Rate:                      7.000%

CUSIP No.:                              [__]

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-15

                    [FORM OF FACE OF CLASS A-15 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-15

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $4,205,000

Pass-Through Rate:                      7.500%

CUSIP No.:                              [__]

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-16

                    [FORM OF FACE OF CLASS A-16 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-16

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $28,170,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-17

                    [FORM OF FACE OF CLASS A-17 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-17

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $1,920,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-18

                    [FORM OF FACE OF CLASS A-18 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-18

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $2,576,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-19

                    [FORM OF FACE OF CLASS A-19 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-19

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate                             $
("Denomination"):

Initial Class Certificate
Balance of this Class:                  $504,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-20

                    [FORM OF FACE OF CLASS A-20 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-20

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-20

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $500,000

Pass-Through Rate:                      7.000%

CUSIP No.:                              [__]

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-21

                    [FORM OF FACE OF CLASS A-21 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-21

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-21

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $500,000

Pass-Through Rate:                      7.500%

CUSIP No.:                              [__]

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-22

                    [FORM OF FACE OF CLASS A-22 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-22

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-22

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate Balance
of this Certificate
("Denomination"):                       $

Initial Class Certificate Balance
of this Class:                          $25,500,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-23

                    [FORM OF FACE OF CLASS A-23 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-23

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-23

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $46,910,000

Pass-Through Rate:                      6.625%

CUSIP No.:                              [__]

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-24

                    [FORM OF FACE OF CLASS A-24 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-24

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-24

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $62,395,000

Pass-Through Rate:                      6.625%

CUSIP No.:                              [__]

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-25

                    [FORM OF FACE OF CLASS A-25 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-25

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-25

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $40,400,000

Pass-Through Rate:                      6.625%

CUSIP No.:                              [__]

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-26

                    [FORM OF FACE OF CLASS A-26 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-26

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-26

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $6,143,000

Pass-Through Rate:                      6.625%

CUSIP No.:                              [__]

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-27

                    [FORM OF FACE OF CLASS A-27 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-27

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-27

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Notional
Amount of this
Certificate
("Denomination"):                       $

Initial Notional
Amount of this Class:                   $13,435,172.41

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class A-27 Certificate represents the right to receive interest at the Pass-Through Rate for such Class on the Class A-27 Notional Amount. This Class A-27 Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $11,854

CUSIP No.:                              [__]

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This Class A-PO Certificate represents the right to receive principal only.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $50.00

Initial Class Certificate
Balance of this Class:                  $50.00

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

     Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-LR

                    [FORM OF FACE OF CLASS A-LR CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-LR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                   Class A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $50.00

Initial Class Certificate
Balance of this Class:                  $50.00

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-LR Certificate at the Corporate Trust Office.

     Each Person who has or who acquires this Class A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $12,909,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $4,503,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $2,702,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $1,501,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $1,201,000

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-1
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                           January 1, 2001

First Distribution Date:                February 26, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):                       $

Initial Class Certificate
Balance of this Class:                  $1,201,363.37

Pass-Through Rate:                      7.250%

CUSIP No.:                              [__]

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated January 25, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

     This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

     On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of the Class A-10, Class A-12, Class A-13 or Class A-15 Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such Class as described in
Section 5.09 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the ___ modification ___ of the rights and ___ obligations ___ of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

     Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________ ___, ___

                                        THE BANK OF NEW YORK,
                                        as Trustee

                                        By
                                          --------------------------------------
                                                    Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.


                                        THE BANK OF NEW YORK,
                                        as Trustee

                                        By
                                          --------------------------------------
                                                    Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
___________________

     This information is provided by ____________________________, the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

BANK OF AMERICA SECURITIES INC
SERIES 2001-02
SETTLEMENT 2/22/01

       LOAN                                 ZIP                PROPERTY    LOAN    ORIG    INTEREST  FIRST PAY  MATURITY  ORIG
       NUMBER   LAST NAME        STATE      CODE    OCCUPANCY    TYPE     PURPOSE   LTV      RATE       DATE      DATE    TERM
       ------   ---------        -----      ----    ---------    ----     -------   ---      ----       ----      ----    ----
0023810765      TONEY              TX       75078       P         PD        1      45.10    8.125     20010201  20310101  360
0028504942      VAN HOOSER         CA       92808       P         PD        1      80.00    7.875     20010101  20301201  360
0028564417      CALER              VA       22015       P         PD        1      80.00    7.750     20010201  20310101  360
0028689446      STEPHENS           CA       92673       P         PD        1      80.00    7.750     20010101  20301201  360
0028740645      GRANICH            CA       92694       P         PD        1      80.00    8.250     20010201  20310101  360
0028810737      ESCOBAR            CA       94086       P         SF        1      80.00    8.625     20000901  20300801  360
0028857621      FERER              CA       92656       P         PD        1      80.00    7.625     20010101  20301201  360
0028888410      GAY                WA       98072       P         PD        1      73.50    8.250     20001001  20300901  360
0028906626      CASTETTER          CA       92009       P         PD        1      80.00    8.000     20010201  20310101  360
0028958130      SLEEP              IL       60048       P         PD        1      90.00    8.500     20010101  20301201  360
0028972974      HELMAN             CA       92656       P         PD        1      79.90    8.000     20010101  20301201  360
0028973428      BOSSINGER          CA       92130       P         CO        1      80.00    8.000     20010201  20310101  360
0028986081      DEVOS              TX       75034       P         PD        1      80.00    8.125     20010201  20310101  360
0029009990      YEE                CA       94080       P         PD        1      66.40    8.625     20001101  20301001  360
0029010048      HAMPTON            CA       91381       P         PD        1      74.40    8.125     20001101  20301001  360
0029023090      TRAN               CA       95121       P         SF        1      80.00    8.250     20001201  20301101  360
0029025806      WINKLER            TX       78750       P         PD        1      80.00    8.125     20010201  20310101  360
0029033487      GETTY              CA       95066       P         SF        1      80.00    7.875     20010101  20301201  360
0029034105      MILLER             CA       91362       P         PD        1      51.30    7.625     20010201  20310101  360
0029037462      MUYCO              CA       91913       P         PD        1      74.80    7.875     20010101  20301201  360
0029052305      OH                 FL       33140       P         CO        1      76.60    8.125     20001201  20301101  360
0029060860      BLOM               CA       95123       P         SF        6      74.50    8.125     20010101  20301201  360
0029065919      DAVIDSON           CA       93611       P         SF        8      87.20    8.375     20010101  20301201  360
0029069804      COPPIETERS         MA       01810       P         SF        1      85.00    7.250     20010101  20301201  360
0029072030      SNYDER             MD       21108       P         PD        1      80.00    8.000     20010201  20310101  360
0029072923      POLISHCHUK         CA       92648       P         PD        1      80.00    8.125     20010101  20301201  360
0029074341      OLIVA              CA       95132       P         SF        6      70.70    7.750     20010101  20301201  360
0029074671      CHODERA            CA       95020       P         PD        1      80.00    8.125     20010101  20301201  360
0029075918      HANSON             WA       98116       P         SF        6      74.70    8.250     20010101  20301201  360
0029077005      PAI                VA       20148       P         PD        1      80.00    8.125     20010201  20310101  360
0029082229      BURNES             CA       92673       P         PD        1      79.70    9.500     20010101  20301201  360
0029082898      CULLUM             NM       87505       S         CO        1      80.00    8.000     20010101  20301201  360
0029087970      ALESHIRE           CA       93546       S         CO        1      80.00    8.000     20010101  20301201  360
0029089158      JERLING            CA       94566       P         SF        1      75.00    7.750     20010101  20301201  360
0029089166      STRUNIN            MA       02067       P         2F        1      80.00    8.000     20010101  20301201  360
0029089828      DANIELSON          CA       92673       P         PD        1      75.00    7.750     20010101  20301201  360
0029090461      ELDRIDGE           KY       40299       P         SF        1      80.00    7.750     20010101  20301201  360
0029091402      SEEBACH            CA       95138       P         SF        8      30.00    8.000     20010101  20301201  360
0029091808      MANION             AZ       85262       P         PD        1      54.70    8.250     20010201  20310101  360
0029093226      CORSHEN            CA       94930       P         PD        1      58.80    8.250     20010101  20301201  360
0029094463      SHAFFER            CO       80537       P         PD        8      66.60    8.000     20010101  20301201  360
0029095957      PURVIS             TX       78258       P         PD        8      80.00    8.375     20010101  20301201  360
0029096666      KAMSLER            CO       80220       P         SF        8      80.00    8.125     20010101  20301201  360
0029096815      HANNER II          SC       29451       S         PD        8      63.30    8.125     20010101  20301201  360
0029097086      BRUZZONE           CA       94517       P         SF        1      75.00    8.000     20010101  20301201  360
0029097276      STANSFIELD         CT       06488       P         SF        1      79.30    6.750     19990701  20290601  360
0029097391      PERRY              IL       60622       P         SF        6      74.20    8.375     20000101  20291201  360
0029097664      ALI                NY       11377       P         2F        1      90.00    8.500     20001201  20301101  360
0029097946      NGUYEN             CA       94134       P         SF        1      75.00    8.375     20001101  20301001  360
0029098290      COPELAND           CO       80122       P         PD        1      80.00    8.375     20010101  20301201  360
0029098308      DUMITRESCU         CA       94552       P         SF        1      80.00    7.875     20010201  20310101  360
0029098498      MOONEY-NOTO        FL       33957       S         CH        1      80.00    8.125     20010201  20310101  360
0029099041      BORIN              MI       48170       P         SF        1      80.00    8.500     20010201  20310101  360
0029099314      NGUYEN             CA       95135       P         CO        1      90.00    7.750     20010101  20301201  360
0029099348      CONN               CO       80027       P         PD        1      80.00    8.250     20010201  20310101  360
0029099470      RAY III            GA       30039       P         SF        1      80.00    7.875     20010101  20301201  360
0029099496      HERNANDEZ          CA       91913       P         PD        1      80.00    8.000     20010101  20301201  360
0029099645      JOHNSON            MN       55119       P         PD        8      80.00    8.250     20010201  20310101  360
0029100245      KAZARES            CA       95476       S         SF        1      80.00    8.500     20010101  20301201  360
0029100468      BERLIN             GA       30127       P         PD        1      80.00    8.000     20010101  20301201  360
0029100534      PRIEST             CA       94115       P         3F        6      47.10    8.625     20010101  20301201  360
0029100666      POINDEXTER         NC       27106       P         CO        1      47.40    8.000     20010101  20301201  360
0029100807      BURKE              TX       77006       P         PA        1      80.00    7.875     20001201  20301101  360
0029101441      MILLER             CO       80127       P         PD        1      80.00    7.750     20010201  20310101  360
0029101508      RENSHAW            MD       21601       P         SF        8      90.00    8.000     20010201  20310101  360
0029101748      DUSTIN             MD       21075       P         PD        1      80.00    8.125     20010101  20301201  360
0029101946      MIRGOLI            CA       94127       P         SF        1      80.00    8.125     20010101  20301201  360
0029102191      PORTIS             TN       38139       P         PD        1      80.00    8.500     20010101  20301201  360
0029102894      VANDER LEEST       CO       80123       P         PD        1      80.00    8.125     20010101  20301201  360
0029103876      KALANITHI          CO       80126       P         PD        1      95.00    8.250     20010101  20301201  360
0029104288      LILLY              TX       75028       P         PD        1      80.00    7.875     20001101  20301001  360
0029104338      PARKER             TX       75243       P         SF        1      80.00    8.000     20001201  20301101  360
0029104916      HOLLIS             CA       90278       P         4F        1      80.00    8.500     20010101  20301201  360
0029105236      MILLER             WA       98075       P         PD        1      80.00    8.375     20010101  20301201  360
0029105608      CORBETT            WA       98075       P         PD        1      80.00    8.125     20010101  20301201  360
0029105871      PANNU              CA       95111       P         SF        1      80.00    8.000     20010101  20301201  360
0029105939      BOLTON             CA       93003       P         SF        1      80.00    8.000     20010101  20301201  360
0029106242      MACDONALD          CO       81621       S         PD        1      70.00    8.250     20010201  20310101  360
0029106333      MCCABE             CA       92009       P         CO        1      80.00    7.750     20010101  20301201  360
0029106382      PRATT              TN       37064       P         PD        8      50.00    8.000     20010101  20301201  360
0029106606      DYMOND             VA       20111       P         PD        1      80.00    8.375     20010101  20301201  360
0029107182      DUBUC, JR.         UT       84040       P         SF        8      64.00    8.250     20010201  20310101  360
0029107752      O'CONNELL          TN       37215       P         SF        1      84.90    8.250     20010101  20301201  360
0029108941      SPINELLA           CA       92673       P         PD        1      80.00    8.375     20010101  20301201  360
0029109733      FARENCI            NJ       07020       P         CO        1      73.50    7.750     20010101  20301201  360
0029109808      LINAN              CO       80126       P         PD        1      90.00    8.000     20010101  20301201  360
0029110277      MILLMAN            CO       80304       P         SF        1      80.00    8.125     20010101  20301201  360
0029110376      MARLANTIS          IL       60062       P         TH        8      57.50    8.250     20001201  20301101  360
0029110434      LE                 CA       95116       P         SF        1      90.00    8.500     20001101  20301001  360
0029110475      BRIZIO             CA       94010       P         SF        8      39.90    8.250     20001101  20301001  360
0029111176      MACDONALD          MD       21054       P         PD        1      80.00    7.750     20010101  20301201  360
0029111259      CURTIN             CA       94947       P         SF        8      65.70    7.875     20010101  20301201  360
0029111424      RAINSBERGER        CO       80424       S         CO        1      75.00    8.250     20010201  20310101  360
0029111606      GROVE              CO       80129       P         PD        1      68.10    7.875     20010201  20310101  360
0029111630      MATTOON            OH       43221       P         SF        1      80.00    8.125     20010201  20310101  360
0029112299      HALLAM             VA       20120       P         PD        1      80.00    8.125     20010101  20301201  360
0029112588      JESCHKE            CO       80301       P         SF        1      80.00    8.375     20010201  20310101  360
0029113024      HEINRICH           TN       37066       P         SF        8      78.70    7.750     20010201  20310101  360
0029113156      KIPPING            TX       75087       P         SF        1      90.00    7.750     20001201  20301101  360
0029114535      COBLE              NC       27253       P         SF        8      80.00    8.000     20010201  20310101  360
0029115151      EMPEY              WA       98119       P         SF        1      80.00    8.125     20010101  20301201  360
0029115185      BENEFIEL           CA       94404       P         PD        1      80.00    8.250     20010101  20301201  360
0029115201      PRICE              WA       98466       P         SF        1      80.00    7.625     20010201  20310101  360
0029115540      BECHTOLD           TX       75024       P         PD        1      80.00    8.125     20010201  20310101  360
0029116134      LANDY              CO       80466       P         SF        6      69.10    8.375     20010201  20310101  360
0029116530      COFIELD            GA       31822       P         SF        8      80.00    8.000     20010201  20310101  360
0029116555      SPIVEY             GA       30240       P         SF        8      80.00    7.875     20010201  20310101  360
0029116852      WARNER, II         NM       87122       P         SF        6      63.80    8.125     20010101  20301201  360
0029116902      KOSTA              CA       95404       P         PD        6      70.00    8.375     20010201  20310101  360
0029116928      LANG               CA       94577       P         SF        1      80.00    8.000     20010101  20301201  360
0029117009      GREEN              VA       22182       P         PD        1      80.00    8.375     20010101  20301201  360
0029117025      FRITZ              NC       28405       P         SF        6      69.10    8.000     20010101  20301201  360
0029117546      KIRBY              CO       80104       P         PD        1      80.00    8.250     20001001  20300901  360
0029118072      LYONS              CA       95125       P         SF        1      80.00    8.250     20000601  20300501  360
0029118155      MENDRALLA          IL       60048       P         PD        1      71.00    8.125     20010201  20310101  360
0029118320      CHU                NV       89149       P         SF        8      75.00    7.875     20010201  20310101  360
0029118502      NEWMAN             CA       94536       P         SF        1      80.00    8.125     20010101  20301201  360
0029119138      KINZER             CA       90266       P         SF        1      55.90    7.875     20010201  20310101  360
0029119229      ABERS              CA       94707       P         SF        1      58.60    8.375     20010101  20301201  360
0029119443      MICHAEL            VA       22032       P         SF        1      80.00    8.500     20010101  20301201  360
0029119526      WHIDBY             SC       29020       P         SF        1      80.00    8.000     20010101  20301201  360
0029119658      ROSENFELD          CA       90212       P         4F        1      65.00    8.375     20010101  20301201  360
0029119898      CLARK              CO       80526       P         PD        1      95.00    7.875     20010101  20301201  360
0029120375      TOBACCO            GA       30215       P         PD        1      80.00    8.250     20001101  20301001  360
0029123007      HUEY               GA       30187       P         SF        8      79.20    8.125     20010101  20301201  360
0029123395      COLLIE             TX       75234       P         SF        1      74.00    7.875     20010101  20301201  360
0029123916      BOUKNIGHT          SC       29212       P         PD        1      80.00    8.125     20010201  20310101  360
0029123999      VU                 CO       80027       P         PD        1      80.00    8.125     20010201  20310101  360
0029124021      BENNETT            CO       80104       P         PD        1      70.90    8.000     20010101  20301201  360
0029124096      MERCHANT, SR       MD       21054       P         PD        1      80.00    8.000     20010201  20310101  360
0029124161      HAMBLET            MD       21054       P         PD        1      80.00    8.000     20010101  20301201  360
0029124831      BJORCK,JR          TX       75287       P         PD        1      80.00    8.250     20010201  20310101  360
0029124930      NELL               NV       89144       P         PD        1      80.00    8.000     20010101  20301201  360
0029125077      FRANKS             CA       92808       P         PD        1      76.40    7.875     20010101  20301201  360
0029125275      VUCHNICH           NC       28025       P         SF        8      74.30    8.000     20010201  20310101  360
0029125408      PHO                TX       78261       P         PD        8      74.50    8.000     20010201  20310101  360
0029125986      SLUSHER            CA       92253       I         PD        1      63.80    8.750     20010101  20301201  360
0029127685      CHIN               CO       80230       P         PD        1      80.00    8.250     20001201  20301101  360
0029128097      BARRETT            FL       33414       P         SF        1      90.90    9.750     20001101  20301001  360
0029128204      CASHWELL,III       NC       27613       P         PD        8      78.10    8.000     20001201  20301101  360
0029128295      ALBERT             WA       98011       P         PD        1      80.00    7.875     20001201  20301101  360
0029128352      ORLUSKE            NV       89052       P         PD        1      80.00    8.125     20001201  20301101  360
0029128410      SULLIVAN           CO       80007       P         PD        1      80.00    7.875     20001201  20301101  360
0029128451      RITHMIRE           VA       22311       P         PA        1      85.00    7.750     20010201  20310101  360
0029128683      HALE               SC       29036       P         PD        1      90.00    8.000     20001201  20301101  360
0029128790      GRABAR             WA       98052       P         PD        1      90.00    8.250     20001201  20301101  360
0029129400      GORMAN             VA       22207       P         SF        1      80.00    8.000     20010101  20301201  360
0029129434      CARPENTER          CO       80127       P         PD        1      80.00    8.000     20010101  20301201  360
0029129467      JEWS               MD       20882       P         PD        1      80.00    8.250     20001201  20301101  360
0029129590      ENSLEY             TN       37167       P         SF        8      80.60    9.625     20001201  20301101  360
0029129608      CHRISTOPULOS       CA       94536       P         SF        1      80.00    8.500     20010101  20301201  360
0029129749      SHLESINGER         NV       89117       P         SF        1      60.40    8.250     20001201  20301101  360
0029130093      MADNICK            PA       19006       P         SF        1      80.00    8.250     20010101  20301201  360
0029130143      LASOTA             MD       20910       P         SF        1      92.20    8.250     20001201  20301101  360
0029130150      CAMBEROS           CA       90405       P         CO        1      80.00    8.500     20010101  20301201  360
0029130168      YOUNG              CO       80303       P         PD        1      51.10    7.875     20010201  20310101  360
0029130804      STRIFLER           TX       75056       P         PD        1      80.00    7.750     20001201  20301101  360
0029130812      STYLES             NC       28079       P         PD        1      80.00    8.250     20001201  20301101  360
0029130820      YORK               CT       06831       P         SF        1      80.00    8.375     20001201  20301101  360
0029130838      LOFTON             WA       98012       P         PD        1      80.00    7.875     20001201  20301101  360
0029130853      YOUNG              MN       55347       P         SF        1      70.60    7.875     20001201  20301101  360
0029130929      MCMAHON            AZ       85262       S         PD        1      75.00    8.125     20010201  20310101  360
0029131026      TUELLER            TX       78613       P         PD        1      80.00    7.750     20001201  20301101  360
0029131059      LOCKE              CA       95616       P         SF        1      75.00    8.125     20001201  20301101  360
0029131208      PRICE,SR.          SC       29920       S         PD        1      80.00    8.000     20010201  20310101  360
0029132537      LATHEN             AZ       85743       P         PD        1      80.00    8.000     20010101  20301201  360
0029132552      BANNON III         VA       23113       P         PD        1      60.80    7.500     20010201  20310101  360
0029132594      LACH               VA       23662       P         SF        6      75.00    8.250     20010201  20310101  360
0029132834      TRULUCK            WA       98103       P         SF        1      80.00    7.875     20010201  20310101  360
0029132925      KASPER             IL       60103       P         PD        1      80.00    8.375     20010201  20310101  360
0029133386      WOODMAN            CO       80517       S         SF        1      90.00    7.875     20010201  20310101  360
0029133535      PADGETT            OR       97405       P         PD        1      80.00    7.875     20010201  20310101  360
0029134020      POULTER            CA       95492       P         SF        8      77.20    7.875     20010101  20301201  360
0029135233      HERSON-HORD        OR       97045       P         SF        1      80.00    8.250     20010201  20310101  360
0029135613      DOWNEY             MD       21797       P         SF        1      80.00    8.000     20010201  20310101  360
0029135886      MARTIN             CO       81620       P         SF        1      80.00    8.250     20010201  20310101  360
0029137411      ROBINSON           NC       28512       S         SF        8      68.40    7.875     20010301  20310201  360
0029137825      BENUN              NY       11223       P         SF        1      80.00    8.375     20010201  20310101  360
0029139342      DETHLEFS           CA       92656       P         PD        1      80.00    7.875     20010101  20301201  360
0029139771      LEE                VA       22102       P         PD        1      80.00    8.000     20010201  20310101  360
0029140134      TIBBITTS           CA       92009       P         PD        1      80.00    8.250     20010101  20301201  360
0029141504      AGEE               FL       32233       P         SF        1      80.00    7.875     20010201  20310101  360
0029141801      HORNSBY            CA       94602       P         SF        1      95.00    8.500     20010101  20301201  360
0029141827      SCHATZMAN          WA       98040       I         SF        1      75.00    8.375     20010201  20310101  360
0029142049      SETZER             NC       28613       P         SF        8      68.80    7.750     20010201  20310101  360
0029142064      CATTIVERA          CA       92618       I         PD        1      70.00    8.375     20010201  20310101  360
0029142627      MCLAUGHLIN         CO       80126       P         PD        1      90.00    8.000     20010201  20310101  360
0029143096      SAHA               CA       95120       P         SF        1      80.00    7.875     20010201  20310101  360
0029143195      EBOR               CA       91381       P         PD        1      90.00    7.875     20010101  20301201  360
0029143278      CARGILE            CA       92657       P         PD        1      75.00    8.125     20010101  20301201  360
0029143377      SHAY               CA       92506       P         SF        1      80.00    7.750     20010201  20310101  360
0029143492      KANAMORI           CA       92656       P         PD        1      80.00    7.875     20010101  20301201  360
0029143898      JONES              CA       92656       P         PD        1      80.00    7.875     20010101  20301201  360
0029144193      WALTIER            WA       98012       P         PD        1      80.00    7.875     20010201  20310101  360
0029144417      GABRIANO           TX       75034       P         PD        1      63.60    8.500     20010101  20301201  360
0029144748      MELINO             TX       75093       P         PD        1      80.00    8.000     20010101  20301201  360
0029145083      DINGEE             CO       80129       P         PA        1      90.00    7.750     20010201  20310101  360
0029145547      NEISLER            CO       80210       S         SF        1      80.00    8.375     20010201  20310101  360
0029145604      RAINSBERGER        CO       80528       P         PD        8      65.80    8.250     20010201  20310101  360
0029146115      HOFFMAN            UT       84060       P         SF        1      79.30    8.000     20010201  20310101  360
0029146263      KRAUSS             CO       80904       P         PD        1      56.60    8.250     20010201  20310101  360
0029146792      HYDER              OH       44870       S         SF        1      73.60    8.000     20010201  20310101  360
0029147428      SHIRALIAN          CA       94134       P         SF        1      80.00    8.250     20010201  20310101  360
0029147543      SHAUGHNESSY        GA       30319       P         PD        1      63.00    8.250     20010101  20301201  360
0029148012      JACKSON            AZ       85040       P         PD        1      80.00    8.250     20010101  20301201  360
0029148376      MCMURRAY           IL       60048       P         PD        1      71.00    7.875     20010101  20301201  360
0029149242      MUSGROVE,JR.       TX       75225       P         SF        1      77.20    8.375     20010201  20310101  360
0029149549      KOMPERDA           CO       80504       P         SF        8      90.00    7.875     20010201  20310101  360
0029151453      HATCH              MA       01741       P         SF        1      80.00    8.250     20010201  20310101  360
0029151503      HOLT               OR       97133       P         SF        1      66.70    7.750     20010201  20310101  360
0029151776      MATLAK             CA       94707       P         SF        1      80.00    7.875     20010201  20310101  360
0029152204      KIMMAN III         NC       28104       P         PD        1      91.90    7.750     20010201  20310101  360
0029152436      BOMBERGER          VA       22124       P         PD        8      58.30    8.000     20010101  20301201  360
0029152451      COLSTON JR         CA       94583       P         SF        1      80.00    8.000     20010101  20301201  360
0029152469      DIERDORFF          CA       92705       P         SF        1      80.00    8.125     20010101  20301201  360
0029152485      ONORATO            VA       22039       P         PD        1      90.00    7.875     20010101  20301201  360
0029152535      NAGLER             IL       60035       P         SF        6      72.50    8.500     20010101  20301201  360
0029152592      DESILVA            NY       10983       P         SF        1      90.00    8.375     20010101  20301201  360
0029152816      DILISIO            CA       95066       P         SF        1      80.00    8.000     20010201  20310101  360
0029153749      BUTLER             WA       98144       P         SF        8      89.50    9.375     20010101  20301201  360
0029153806      HOGG               VA       23226       P         SF        6      70.00    7.625     20010201  20310101  360
0029154309      PETERSON           CA       92673       P         PD        1      80.00    7.750     20010201  20310101  360
0029154374      BELL               TX       75495       P         SF        8      72.70    8.125     20010201  20310101  360
0029154606      BAUTISTA           CA       95037       P         PD        6      69.30    7.875     20010201  20310101  360
0029154614      IBRAHIM            CA       95037       P         SF        1      80.00    8.250     20010201  20310101  360
0029155249      KRAMER             CA       92627       P         PD        1      80.00    8.250     20010201  20310101  360
0029155587      MECKE              GA       30360       P         PD        1      80.00    7.750     20010201  20310101  360
0029155975      MEYERS             WA       98103       P         SF        1      70.00    7.875     20010201  20310101  360
0029156080      SCHNEIDER          CA       95051       P         SF        8      68.90    8.375     20001201  20301101  360
0029156221      MARSDEN            ID       83616       P         PD        1      80.00    7.875     20010101  20301201  360
0029156270      HIATT              ID       83616       P         PD        1      80.00    7.500     20001201  20301101  360
0029156395      HENRY              OR       97219       P         SF        1      71.30    8.000     20001201  20301101  360
0029156478      CUTLER             CA       91501       P         SF        1      80.00    8.250     20010101  20301201  360
0029156494      SCHULTZ MURTOS     IL       60657       P         2F        1      78.90    8.500     20010301  20310201  360
0029156544      CLUBB              CA       95616       P         SF        1      73.00    7.500     20001201  20201101  240
0029156585      KUENEKE, JR.       MO       63131       P         PD        1      52.60    7.875     20010201  20310101  360
0029156593      ROBERTS            UT       84020       P         SF        1      90.00    8.375     20010101  20301201  360
0029156601      DALTON             TX       75208       P         SF        8      80.00    8.750     20010101  20301201  360
0029156742      ARNERICH           CA       94568       P         SF        1      56.30    8.000     20001101  20301001  360
0029156916      MULLER             CA       90272       P         CO        8      74.60    9.125     20001001  20300901  360
0029157153      SANDERS            CA       92021       P         SF        8      73.10    7.875     20001201  20301101  360
0029157161      SMITH              TN       38139       P         SF        1      90.00    8.000     20010201  20310101  360
0029157203      HEMSWORTH          CO       80906       P         PD        1      62.60    8.125     20001101  20301001  360
0029157369      MOORE              CA       92014       S         SF        1      80.00    8.250     20001201  20301101  360
0029157377      SCOTT              MI       48094       P         SF        1      90.80    9.000     20001101  20301001  360
0029157401      JOHNSTON           AZ       85254       P         SF        1      80.00    8.000     20001201  20301101  360
0029157518      SLUTZ              CA       95684       S         SF        1      80.00    8.500     20001201  20301101  360
0029157625      HOLT               CO       80461       S         SF        1      66.60    7.875     20010101  20301201  360
0029157716      SAD                CA       92677       P         PD        1      80.00    7.500     20001201  20301101  360
0029157740      DONOVAN            CA       92835       P         PD        1      79.00    8.125     20001201  20301101  360
0029157781      PRAMIK             CO       80138       P         SF        1      78.90    8.375     20001101  20301001  360
0029157864      DEMERS             CA       94303       P         SF        1      45.70    8.500     20001201  20301101  360
0029157880      ANTONIO            CA       95008       P         SF        6      70.80    8.250     20010101  20301201  360
0029157930      BRAVEMAN           MA       02474       P         SF        1      80.00    8.625     20000901  20300801  360
0029158078      KENT               GA       30004       P         PD        1      80.00    8.125     20010201  20310101  360
0029158151      OLIVER             TX       75038       P         PD        1      80.00    8.125     20010101  20301201  360
0029158169      SARAYBA            CA       91107       P         SF        1      80.00    8.375     20001201  20301101  360
0029158185      TRACY              CO       80134       P         SF        8      69.90    8.625     20001001  20300901  360
0029158219      RIVAS              CA       95116       P         2F        1      80.00    8.500     20001201  20301101  360
0029158250      ALLEGRETTI         CA       94588       P         PD        1      47.40    8.000     20001201  20301101  360
0029158458      ECER               IN       46250       P         PD        1      90.00    8.000     19991201  20291101  360
0029158466      WITTWER            CO       80919       P         PD        8      77.10    7.750     20010101  20301201  360
0029158482      JAGGERS            CO       80439       P         PD        1      57.10    8.375     20000901  20300801  360
0029158540      CASSIDY,JR         OK       73116       P         SF        1      80.00    8.000     20010201  20310101  360
0029158573      STANLEY            UT       84604       P         SF        1      80.00    8.375     20001101  20301001  360
0029158607      MACDOUGALL         CA       93065       P         PD        1      80.00    7.625     20010101  20301201  360
0029158672      FERNANDEZ          CA       95037       P         SF        1      59.10    7.875     20001201  20301101  360
0029158771      SANDERS            CA       94010       I         CO        1      70.00    8.500     20001201  20301101  360
0029158839      EBERHARDT          CO       80501       P         SF        8      77.70    8.250     20010101  20301201  360
0029158847      LIEF               GA       31324       P         SF        1      80.00    8.625     20001001  20300901  360
0029158862      LIDDLE             MI       48009       P         SF        1      79.70    9.000     20001001  20300901  360
0029158896      PHILLIPS           GA       30319       P         PD        1      70.00    8.125     20001201  20301101  360
0029158995      SCHNITZER          OR       97229       P         PD        6      80.00    8.000     20001201  20301101  360
0029159019      ASSARIAN           TX       77055       P         PD        1      80.00    7.875     20010101  20301201  360
0029159126      STONE              MA       02478       P         SF        1      51.50    7.875     20001201  20301101  360
0029159175      DERRICK            CA       94566       P         PD        1      62.20    8.250     20001201  20301101  360
0029159217      STENLUND           CA       92679       P         PD        1      80.00    8.500     20001101  20301001  360
0029159258      HASTINGS           CO       80104       P         SF        8      80.00    7.750     20001201  20301101  360
0029159381      BROWN              TX       75229       P         SF        1      65.20    7.875     20001101  20301001  360
0029159407      ICKES              OH       43017       P         SF        1      74.00    7.750     20010201  20310101  360
0029159456      COLWELL            CO       80111       P         PD        8      75.70    8.125     20001201  20301101  360
0029159548      CRAIG              CA       92130       P         PD        8      74.10    8.000     20010201  20310101  360
0029159563      LINDE              VA       22207       P         SF        1      80.00    8.000     20001201  20301101  360
0029159605      TARPLEY            GA       30319       P         PD        1      80.00    8.000     20001201  20301101  360
0029159621      KAIDAN             MA       02129       P         2F        6      75.10    9.125     20001201  20301101  360
0029159670      LAMMERS            WA       98034       P         SF        1      90.00    7.750     20010201  20310101  360
0029159928      MORAN              CT       06897       P         SF        1      44.10    8.500     20001001  20300901  360
0029160009      RICHMAN            NV       89014       P         PD        1      79.10    8.500     20001201  20301101  360
0029160140      CROCKETT           IL       60540       P         PD        1      79.70    8.375     20010101  20301201  360
0029160298      NORVELL            CA       94619       P         SF        1      80.00    8.000     20001001  20300901  360
0029160421      KLEIN              CO       80016       P         SF        1      80.00    7.750     20010101  20301201  360
0029160488      CECCHETTINI        CA       94610       P         SF        1      80.00    8.375     20001001  20300901  360
0029160603      QUADE              CO       80124       P         PA        8      73.50    7.750     20001201  20301101  360
0029160967      O'MARA             OH       43212       P         SF        8      90.00    7.875     20010201  20310101  360
0029160991      TERAN              CO       80126       P         PD        1      75.00    8.500     20010101  20301201  360
0029161114      WRIGHT,JR.         TX       77401       P         SF        1      70.00    7.750     20001201  20301101  360
0029161155      OLSON              CO       80228       P         PD        1      79.50    7.875     20010201  20310101  360
0029161171      COLLINS            CO       80127       P         PD        1      80.00    8.125     20010101  20301201  360
0029161346      SATCHELL           CO       80209       P         SF        8      67.60    8.000     20001201  20301101  360
0029161387      TREPPER            CO       80204       P         CH        1      80.00    8.125     20001101  20301001  360
0029161429      SANBORN            MN       55311       P         SF        1      80.00    8.375     20001201  20301101  360
0029161460      SCHLAEPFER         CO       80134       P         SF        1      74.30    8.250     20010101  20301201  360
0029161502      RAMANIS            IN       46033       P         PD        1      80.00    7.500     20010201  20310101  360
0029161536      CAMPBELL           NC       28270       P         SF        8      80.00    7.500     20010201  20310101  360
0029161635      COOGAN             IL       60462       P         SF        1      76.90    8.375     20001201  20301101  360
0029161684      WEATHERBY          GA       30004       P         SF        6      75.00    8.250     20001101  20301001  360
0029161932      WARD               OH       43065       P         SF        8      88.60    8.500     20001201  20301101  360
0029161965      SCHMITZ            CO       80218       P         SF        1      80.00    8.125     20001201  20301101  360
0029162062      DUFFY              MD       20733       P         SF        8      79.70    8.875     20001101  20301001  360
0029162070      SAMPLE             CA       93611       P         SF        1      75.30    8.000     20001101  20301001  360
0029162252      SMITH              CA       92886       P         SF        1      56.30    7.875     20001201  20301101  360
0029162336      KOHN               MO       63038       P         SF        8      31.20    7.875     20001201  20301101  360
0029162401      GRANGER            FL       34209       P         SF        1      90.00    8.000     20010201  20210101  240
0029162518      WHITE              CA       94619       P         SF        6      75.00    8.500     20001101  20301001  360
0029162617      ALLEN              TX       78641       P         SF        8      80.00    7.750     20010201  20310101  360
0029162625      WHITNEY            UT       84098       P         SF        1      90.00    8.125     20010201  20310101  360
0029162682      GARCIA             CA       95126       P         3F        6      78.00    8.500     20001201  20301101  360
0029162864      GOLDBLUM           MD       21401       P         SF        1      80.00    8.250     20010201  20310101  360
0029162914      HAVEN, JR          WA       98112       P         SF        1      75.00    8.750     20000901  20300801  360
0029163110      SPIZZIRRI          IL       60175       P         SF        6      74.80    9.000     20001201  20301101  360
0029163144      LIANG              TX       77005       P         SF        1      80.00    7.625     20010101  20301201  360
0029163219      BADCIONG           GA       30097       P         PD        1      80.00    7.875     20010101  20301201  360
0029163276      VILLAROSA          MI       48098       P         SF        8      80.00    8.500     20001001  20300901  360
0029163342      LANDUYT            GA       30306       P         SF        1      70.00    8.000     20001201  20301101  360
0029163409      COVEN              IL       60035       P         SF        6      70.00    9.625     20001001  20300901  360
0029163425      OLMSTEAD           IL       60540       P         SF        8      89.20    9.250     20010101  20301201  360
0029163631      MALLINGER          IN       46033       P         PD        1      68.10    8.500     20000901  20300801  360
0029163672      TOIA               IL       60646       P         SF        1      58.20    8.250     20001001  20300901  360
0029163763      MAC                CA       94536       P         PD        1      77.90    8.375     20001201  20301101  360
0029163805      SMITH, JR.         SC       29401       P         CO        6      75.00    8.500     20001001  20300901  360
0029164035      MUCHNICK           NY       10901       P         SF        1      90.00    8.500     20001201  20301101  360
0029164084      ROSE               CA       92691       P         PD        1      74.10    8.750     20010201  20310101  360
0029164159      SCHACK             WA       98074       P         PD        1      91.80    8.000     20001201  20301101  360
0029164258      LEHMAN             NY       10570       P         SF        1      80.00    8.125     20010101  20301201  360
0029164324      KRASOWSKI          MD       20816       P         SF        1      61.90    7.875     20010101  20301201  360
0029164365      OZEN               NY       11746       P         SF        1      33.20    8.250     20010101  20301201  360
0029164464      TINKLE             GA       30075       P         PD        1      95.00    8.250     20010101  20301201  360
0029164506      BROSOFF            NY       11743       P         SF        1      80.00    8.250     20010101  20301201  360
0029164571      GRACE              NY       10803       P         TH        1      79.50    8.375     20010101  20301201  360
0029164621      SEAMAN             NJ       07960       P         SF        1      80.00    8.125     20010101  20301201  360
0029164696      ANDERSON           MD       21029       P         PD        1      90.00    8.250     20010101  20301201  360
0029164761      HOROWITZ           CA       95008       P         SF        1      78.40    8.125     20010201  20310101  360
0029164936      WOLK               NY       11725       P         SF        1      80.20    8.250     20010101  20301201  360
0029165024      FREED              NY       10583       P         SF        1      80.00    8.500     20001201  20301101  360
0029165065      CAPPIELLO          NJ       07436       P         PD        1      80.00    8.250     20010101  20301201  360
0029165115      HOFFMAN            AZ       85310       P         PD        6      75.00    8.250     20001201  20301101  360
0029165131      EHRLICH            MD       21029       P         SF        1      90.00    8.250     20001201  20301101  360
0029165156      NGUYEN             VA       20148       P         PD        1      80.00    7.875     20010101  20301201  360
0029165172      EISS               CO       80301       P         PD        1      70.00    7.875     20010101  20301201  360
0029165180      PERLMAN            NY       10516       P         SF        1      80.00    8.125     20010101  20301201  360
0029165214      MONAGHAN           NY       10510       P         SF        1      80.00    8.250     20010101  20301201  360
0029165560      ROBERTSON          GA       30327       P         SF        1      46.00    8.000     20010201  20310101  360
0029165602      MALEY              TX       77005       P         SF        1      80.00    7.500     20010201  20310101  360
0029165636      FONDEVILA          CA       91346       P         SF        1      80.00    8.125     20001201  20301101  360
0029165651      WILGER JR          CO       80026       P         PD        8      74.00    7.750     20010201  20310101  360
0029165982      BUNNING            CA       95746       P         PD        6      75.00    8.250     20001201  20301101  360
0029166030      SCOTT JR           TN       38117       P         SF        6      55.60    8.000     20010201  20310101  360
0029166055      KLEIN              IL       60645       P         SF        1      80.00    9.250     20001201  20301101  360
0029166063      EICHLER            CO       80513       P         SF        8      73.40    8.125     20001201  20301101  360
0029166071      HOWARD             CO       80020       P         PD        1      63.80    7.875     20001201  20301101  360
0029166089      STEVENS            CO       80230       P         PD        1      79.30    7.875     20001201  20301101  360
0029166097      GARRISON           CO       80230       P         PD        1      90.00    8.125     20001201  20301101  360
0029166113      MEKTRAKARN         CA       92870       P         SF        1      80.00    7.875     20001201  20301101  360
0029166121      MACALLISTER        VA       22101       P         SF        1      80.00    8.125     20001201  20301101  360
0029166139      LEWELLEN           GA       30269       P         PD        1      85.00    8.000     20001201  20301101  360
0029166196      HUNN               TX       75287       P         SF        1      79.60    7.750     20010201  20310101  360
0029166493      CALABRISOTTO       NJ       07726       P         SF        1      80.00    8.250     20010101  20301201  360
0029166535      BAKER              NY       10516       S         SF        1      46.60    8.375     20010101  20301201  360
0029166659      NELSON             CA       94618       P         SF        1      80.00    7.625     20010101  20301201  360
0029166667      RINTELS            IL       60610       P         CH        1      80.00    8.250     20010101  20301201  360
0029166691      SWEENEY            MA       02061       P         SF        8      78.00    9.500     20001201  20301101  360
0029166709      WOOD               CA       95128       P         SF        1      79.40    8.000     20001201  20301101  360
0029166766      BRUNNER            CA       92708       P         SF        6      80.00    8.750     20001201  20301101  360
0029167020      WIYGUL             IL       60614       P         CO        1      80.00    9.125     20001201  20301101  360
0029167780      PAVLICEK, III      CA       92131       P         PD        1      77.40    7.750     20010201  20310101  360
0029168333      LASCO              MA       02035       P         SF        6      70.80    8.375     20001101  20301001  360
0029168382      WERSCHKY           MI       49740       S         SF        1      80.00    8.500     20001201  20301101  360
0029168416      MILLER             CA       95003       P         SF        1      45.20    8.250     20001101  20301001  360
0029168457      DE FRANCO          CA       95127       P         SF        1      90.00    8.125     20001101  20301001  360
0029168556      HENDERSON, JR      NM       83312       S         SF        1      65.20    8.250     20001201  20301101  360
0029168895      SHIVER             OH       45040       P         PD        8      67.80    9.500     20001101  20301001  360
0029168994      KWAN               MI       48104       P         SF        1      75.00    8.750     20001201  20301101  360
0029169141      ALLOWAY            OH       45249       P         SF        1      80.00    8.125     20001101  20301001  360
0029169281      LUCIO              CA       92084       P         SF        6      70.40    8.375     20010101  20301201  360
0029169356      PENA               FL       33410       P         PD        1      55.00    9.000     20010101  20301201  360
0029169463      SCHANTZEN          MN       55042       P         SF        8      78.20    8.375     20001101  20301001  360
0029169547      DEYLE, JR.         IL       60610       P         CO        1      80.00    8.500     20001101  20301001  360
0029169612      SWANAGAN           IL       60422       P         SF        1      90.00    8.125     20001201  20301101  360
0029169745      STANLEY            MO       63005       P         PD        1      80.00    8.125     20001201  20301101  360
0029169802      RAYMOND            DC       20012       P         SF        1      80.00    8.000     20010201  20310101  360
0029169810      HAGER              GA       30329       P         SF        1      80.00    8.000     20001201  20301101  360
0029170115      SCHMIDT            CA       95124       P         SF        1      80.00    7.875     20001201  20301101  360
0029170149      HENNING            MD       21401       P         SF        1      80.00    8.125     20010201  20310101  360
0029170206      HAMMOND            CO       80920       P         PD        1      79.80    7.750     20010201  20310101  360
0029170974      GREENSPON          IL       60015       P         SF        8      62.70    9.500     20001001  20300901  360
0029171055      GOETZ              IL       60062       P         SF        1      80.00    8.375     20001201  20301101  360
0029172160      WHITFIELD          CA       94538       P         SF        1      90.00    8.375     20001201  20301101  360
0029172186      HARE               MI       48316       P         SF        6      75.00    9.625     20001101  20301001  360
0029172236      MOUSSALLI          MA       02132       P         SF        1      79.30    8.625     20010101  20301201  360
0029172251      SERVOSS            NC       27514       P         SF        8      79.50    8.750     20001001  20300901  360
0029172277      ROZELLS            CA       92130       P         SF        1      65.10    8.000     20010101  20301201  360
0029172327      VORNDRAN           CO       80212       P         SF        1      80.00    8.375     20001201  20301101  360
0029172350      POWELL             CA       92106       P         SF        1      80.00    7.875     20001101  20301001  360
0029172830      IMMETHUN           CA       94536       P         SF        1      59.80    7.750     20010201  20310101  360
0029172913      NEUMAN             MI       48302       P         SF        1      80.00    8.875     20000901  20300801  360
0029172954      KLEPINGER          GA       30236       P         SF        1      92.20    8.500     20010101  20301201  360
0029173101      ARMITAGE           KY       40059       P         PD        6      61.60    8.375     20010201  20310101  360
0029174265      PRADHAN            CA       94587       P         PD        1      69.40    8.375     20010101  20301201  360
0029174307      BORGESON           CA       93021       P         PD        1      75.00    8.125     20010101  20301201  360
0029174364      DOCKENDORF         CA       94945       P         SF        1      80.00    8.000     20010101  20301201  360
0029174414      ROWHANI            CA       92602       P         PD        1      78.60    8.125     20010101  20301201  360
0029174497      RAHMATULLAH        CA       95133       P         PD        1      79.60    8.125     20010101  20301201  360
0029174588      NGO                CA       90631       P         PD        1      80.00    8.125     20010101  20301201  360
0029174620      FLANCER            CA       91381       P         PD        1      80.00    8.125     20010101  20301201  360
0029174745      TRUONG             CA       95133       P         PD        1      69.80    8.125     20010101  20301201  360
0029174802      LYLE               CA       92009       P         PD        1      65.50    8.000     20010101  20301201  360
0029174851      MUCKE              CA       92009       P         PD        1      78.30    8.125     20010101  20301201  360
0029174877      HEJLIK             CO       80863       P         SF        8      72.10    7.875     20010201  20300701  354
0029174935      LUU                CA       94587       P         PD        1      70.00    8.375     20010101  20301201  360
0029174968      ROOS               CA       92673       I         CO        1      80.00    8.250     20010101  20301201  360
0029175049      MECOZZI JR         FL       33178       P         PD        1      79.80    8.250     20010101  20301201  360
0029175080      GOODHEART          CA       91741       P         PD        1      80.00    8.000     20010101  20301201  360
0029175106      MAGSARILI          CA       91381       P         PD        1      80.00    8.250     20010101  20301201  360
0029175122      NGUYEN             CA       95133       P         PD        1      70.00    8.250     20010101  20301201  360
0029175189      JUE                CA       94080       P         PD        1      54.50    8.000     20010101  20301201  360
0029175262      MAJOR              CA       94112       P         TH        1      80.00    8.500     20001101  20301001  360
0029175288      LAUDA              CA       92656       P         PD        1      80.00    8.000     20010101  20301201  360
0029175445      JOHNSTON           CA       93035       P         SF        8      61.80    10.000    20001101  20301001  360
0029175577      KIRSCH             CA       95746       P         SF        8      73.60    8.375     20001201  20301101  360
0029175635      ZUBKOFF            CA       92106       P         SF        1      80.00    8.125     20001101  20301001  360
0029175718      ACUFF              TN       38018       P         SF        8      66.70    7.875     20010201  20310101  360
0029176450      LAVANAKUL          CA       94568       P         PD        1      75.00    7.875     20010101  20301201  360
0029176559      SUTTON             CO       80204       P         CO        6      75.00    8.250     20010301  20310201  360
0029177052      DESANTINO          WA       98004       P         SF        8      65.00    8.625     20010101  20301201  360
0029177060      ASHLEY             WA       98027       P         SF        1      85.00    7.875     20010101  20301201  360
0029177250      THOMPSON           TX       75201       P         CO        1      80.00    8.000     20010201  20310101  360
0029177292      BEECH              AZ       85016       S         SF        1      80.00    8.500     20010201  20310101  360
0029177342      FREEMAN            GA       30339       P         SF        1      80.00    7.875     20010201  20310101  360
0029178183      MINOSHIMA          WA       98112       P         SF        1      66.70    8.125     20001101  20301001  360
0029178860      ATCHISON           WA       98070       P         SF        1      80.00    7.875     20001201  20301101  360
0029178977      HARKEY             TX       76905       P         SF        8      80.00    8.500     20010101  20301201  360
0029179009      TAI                CA       94015       P         SF        1      80.00    8.000     20001101  20301001  360
0029179264      BUTLER             NH       03052       P         SF        1      90.00    7.750     20001101  20301001  360
0029179314      BERNARD            MA       02332       P         SF        1      70.70    8.000     20001201  20301101  360
0029179512      SHEFNER            OR       97132       P         SF        6      71.60    8.000     20010201  20310101  360
0029179637      KELLEY             VA       20147       P         SF        1      80.00    7.625     20010201  20310101  360
0029179751      HERTSGAARD         MA       02130       P         CO        1      80.00    7.625     20001201  20301101  360
0029179793      MIZUNO             CA       95020       P         SF        1      80.00    8.375     20001101  20301001  360
0029179918      BODKINS            MN       55345       P         SF        8      57.70    8.125     20001201  20301101  360
0029181039      FRENCH             KS       66062       P         PD        1      83.10    8.500     20010201  20310101  360
0029181062      COLLINS            NC       27030       P         SF        8      77.50    7.875     20010201  20310101  360
0029182482      KRUPKO             OH       43082       P         SF        1      80.00    8.625     20000901  20300801  360
0029182912      PAULSON            MN       55309       P         SF        6      62.50    8.500     20010201  20310101  360
0029182953      BARRINGTON         PA       15238       P         SF        1      80.00    7.500     20010201  20310101  360
0029185204      LEYDIG             CA       92009       P         CO        1      80.00    8.125     20010201  20310101  360
0029185782      LEE                VA       22003       P         PD        1      90.00    8.125     20010201  20310101  360
0029186327      FOX                MD       20853       P         SF        1      80.00    7.000     20001201  20301101  360
0029186335      TILLEY             CO       80123       P         PD        1      80.00    8.250     20010201  20310101  360
0029186517      RICHARDSON         TN       38017       P         SF        6      65.70    7.875     20010201  20310101  360
0029186590      SEEFELDT           IL       60423       P         SF        6      60.70    8.125     20010101  20301201  360
0029187218      COX                GA       30004       P         PD        1      80.00    8.375     20010201  20310101  360
0029187754      WILLIAMS           VA       22153       P         PD        1      80.00    7.750     20010201  20310101  360
0029188281      POLLOCK            GA       30305       P         CO        1      80.00    7.750     20010201  20310101  360
0029188299      MALIK              NY       11361       P         2F        1      90.00    8.250     20010201  20310101  360
0029188729      DAVIS              TN       37803       P         SF        1      80.00    8.250     20010201  20310101  360
0029190014      LEE                WA       98059       P         SF        1      73.10    7.750     20010301  20310201  360
0029190287      KWON               CA       92374       P         SF        1      74.80    7.875     20010201  20310101  360
0029190311      FORSYTH            IL       60102       P         SF        1      80.00    8.000     20010201  20310101  360
0029190378      CLOWSER            VA       20165       P         CO        1      90.00    7.750     20010201  20310101  360
0029190402      JONES              CO       80443       S         CO        1      80.00    7.750     20010201  20310101  360
0029193505      HAMMERSCHMIDT      OH       43082       P         SF        1      85.00    7.875     20010201  20310101  360
0029193794      SIMONE             CA       94568       P         PD        1      80.00    8.375     20010101  20301201  360
0029196060      MARANGELO, SR.     NC       27560       P         PD        1      80.00    7.625     20010201  20310101  360
0029197670      GOODIN             NV       89129       P         PD        1      70.00    8.000     20010201  20310101  360
0029197837      MONEY, JR.         AL       35124       P         SF        1      90.00    8.375     20010201  20310101  360
0029198447      YELLICK            MN       55354       P         SF        8      84.20    8.000     20010201  20310101  360
0029198710      WERLE              WA       98065       P         PD        1      80.00    7.875     20010201  20310101  360
0029199247      ACKLAM             CA       92694       P         PD        1      79.90    7.750     20010201  20310101  360
0029199262      LYNN               MD       20817       P         SF        8      80.00    8.250     20010201  20310101  360
0029199460      GEORGE             TX       78703       P         SF        1      80.00    7.875     20010201  20310101  360
0029201662      HOWELL             CA       95120       P         SF        6      72.20    8.000     20001201  20301101  360
0029201944      LAKE               CA       91381       P         PD        1      79.90    8.000     20010101  20301201  360
0029202017      FOX                CA       92688       P         PD        1      80.00    7.375     20010101  20301201  360
0029202108      SILVA JR.          CA       94945       P         SF        1      56.60    8.125     20010101  20301201  360
0029202124      KOZMA              FL       33326       P         PD        1      77.40    8.000     20010101  20301201  360
0029202793      PHAN               CA       94544       P         SF        1      80.00    8.250     20010101  20301201  360
0029202942      FEDIGAN            CA       94591       P         SF        1      80.00    8.000     20010101  20301201  360
0029203015      HERNANDEZ JR.      CA       93021       P         PD        1      80.00    8.250     20010101  20301201  360
0029203114      LAO                CA       94544       P         SF        1      80.00    8.250     20010101  20301201  360
0029203197      TRAN               CO       80126       P         PD        1      95.00    8.125     20010201  20310101  360
0029203262      BERGERON           CA       94513       P         SF        1      80.00    7.875     20010101  20301201  360
0029203353      PASSAILAIGUE       GA       30040       P         SF        1      80.00    7.875     20010101  20301201  360
0029203429      PHAM               TX       78730       P         PD        1      80.00    8.250     20010101  20301201  360
0029203601      GIRARD             NC       27513       P         PA        8      80.00    7.750     20010201  20310101  360
0029203924      SMITH              MD       20744       P         SF        8      90.00    8.000     20010201  20310101  360
0029204666      BURKE              NJ       07728       P         PD        1      64.00    8.625     20010101  20301201  360
0029204690      MILLER             CA       92563       P         SF        1      80.00    8.125     20010101  20301201  360
0029204724      MCLAUGHLIN         CA       95678       P         SF        1      80.00    8.000     20010101  20301201  360
0029204732      CARPENTER          TX       75007       P         PD        8      90.00    8.250     20001201  20301101  360
0029204831      OCONNELL           MN       55082       P         SF        1      80.00    8.375     20010101  20301201  360
0029204872      KUHNEN             TX       76034       P         SF        1      72.70    7.875     20010101  20301201  360
0029204880      LEWINTER           VT       05495       P         SF        1      59.40    8.375     20010101  20301201  360
0029204906      KALBERER           TX       76092       P         PD        1      75.70    8.000     20010101  20301201  360
0029204922      CANNON             CA       92867       P         PD        1      80.00    8.375     20010101  20301201  360
0029204971      DANIELSON          MA       02445       P         CO        1      80.00    8.250     20010101  20301201  360
0029205002      HILDENBRAND        WA       98053       P         SF        1      80.00    8.500     20010101  20301201  360
0029205010      KARDOUSH           IL       60048       P         PD        1      78.70    8.375     20010101  20301201  360
0029205044      DEY                TN       37215       P         SF        6      87.40    8.500     20001201  20301101  360
0029205069      GUREVICH           AZ       85259       P         PD        1      62.40    7.875     20010101  20301201  360
0029205218      CROMLEY            TX       77381       P         PD        1      79.80    7.875     20010101  20301201  360
0029205242      CHANG              CA       95616       P         SF        1      90.00    8.125     20010101  20301201  360
0029205283      FRIEDMAN           CA       90274       P         SF        1      68.90    7.750     20010101  20301201  360
0029205473      FLEMING            WA       98052       P         PD        1      90.00    8.375     20010101  20301201  360
0029205655      EHINGER            VT       05477       P         PD        1      75.20    7.750     20010101  20301201  360
0029205705      BALDWIN            CA       94513       P         SF        1      95.00    8.250     20010101  20301201  360
0029205788      ZIMMERMAN          NM       87401       P         SF        1      90.00    8.125     20010101  20301201  360
0029205820      ZHOU               CA       92867       P         PD        1      80.00    8.375     20010101  20301201  360
0029205887      RABIN              GA       30066       P         PD        1      80.00    7.625     20010201  20310101  360
0029205911      ZIIFLE SR.         TX       77041       P         PD        1      80.00    7.250     20010101  20301201  360
0029205937      TOFT               MN       55344       P         SF        1      90.00    7.875     20010101  20301201  360
0029205960      VITAGLIANO         MA       01915       P         SF        1      47.20    8.125     20010101  20301201  360
0029206034      REMBECKI           TX       75093       P         SF        1      80.00    8.500     20010101  20301201  360
0029206083      STUMPF             NV       89052       P         PD        1      80.00    8.250     20010101  20301201  360
0029206117      ROBERT             FL       33176       P         SF        1      90.00    8.250     20010101  20301201  360
0029207032      YOUNG III          VA       20148       P         PD        1      80.00    8.250     20010201  20310101  360
0029207909      NIKZAD             AZ       85260       P         PD        1      75.00    8.125     20010101  20301201  360
0029208774      DUONG              VA       20120       P         PD        1      80.00    7.500     20010201  20310101  360
0029209855      CALAFIORE          IL       60611       P         CH        1      70.00    8.000     20010301  20310201  360
0029210317      COWDREY            CA       94945       P         SF        1      80.00    8.250     20010101  20301201  360
0029210333      COPLAN             CA       92009       P         PD        1      57.60    7.875     20010101  20301201  360
0029210374      SUNG               CA       92883       P         PD        1      58.00    8.000     20010101  20301201  360
0029210390      SAKTHI             CA       90248       P         PD        1      80.00    8.250     20010101  20301201  360
0029210416      CHONG              CA       94587       P         PD        1      58.30    8.375     20010101  20301201  360
0029210432      OBERG              CA       95762       P         PD        1      80.00    8.250     20010101  20301201  360
0029210499      ASHCRAFT           CA       93021       P         PD        1      74.00    8.125     20010101  20301201  360
0029210754      VILLALOBOS         CA       95377       P         SF        1      80.00    8.000     20010101  20301201  360
0029210838      GORMAN             CA       95762       P         PD        1      80.00    8.125     20010101  20301201  360
0029210903      AGARWAL            CA       94587       P         PD        1      46.70    8.375     20010101  20301201  360
0029210952      BANKHEAD           CA       92673       P         CO        1      80.00    8.000     20010101  20301201  360
0029210994      OUTANGOUN          CA       94544       P         SF        1      79.70    8.125     20010101  20301201  360
0029211026      HOYO               FL       33326       P         PD        1      80.00    8.000     20010101  20301201  360
0029211075      LUMPKIN            CA       91741       P         PD        1      75.30    8.000     20010101  20301201  360
0029211133      DUDENHEFER SR.     CA       92883       P         PD        1      69.90    7.875     20010101  20301201  360
0029211323      LARKINS            WA       98053       P         SF        1      80.00    7.875     20010201  20310101  360
0029211935      YATES              VA       20112       P         PD        1      80.00    7.500     20010201  20310101  360
0029212388      STAYNINGS          CO       80027       P         PD        1      80.00    8.250     20010201  20310101  360
0029212545      GIARRATANO         CO       80104       P         PD        1      61.30    7.750     20010201  20310101  360
0029212818      MOYER              CO       80027       P         PD        1      91.90    7.750     20010201  20310101  360
0029212842      BOWEN              CO       80027       P         PD        1      72.80    8.125     20010201  20310101  360
0029213584      BACON              CO       80126       P         PD        1      79.90    7.875     20010201  20310101  360
0029213865      FULLER             TX       77056       P         SF        1      70.00    7.750     20010201  20310101  360
0029214509      REINHARDT          MD       21050       P         PD        1      80.00    8.000     20010101  20301201  360
0029214889      STEVENS            NJ       08807       P         SF        1      81.40    7.750     20010201  20310101  360
0029214897      PRARIE             VA       22039       P         SF        1      80.00    7.250     20010201  20310101  360
0029214921      BOTTA              TX       75034       P         PD        1      80.00    7.875     20010201  20310101  360
0029214970      MC KINNEY          CA       90277       P         SF        1      80.00    8.000     20010101  20301201  360
0029215324      HUGHEY             TX       75093       P         PD        1      55.40    7.750     20010101  20301201  360
0029215332      SAFAVIEH           MD       20874       P         PD        1      80.00    7.875     20001201  20301101  360
0029215357      BEDFORD            VA       22039       P         SF        8      47.60    7.625     20010101  20301201  360
0029215365      WOODS JR           FL       34228       S         CO        1      69.90    8.125     20010101  20301201  360
0029215407      MCWADE             MA       02339       P         SF        1      47.40    8.375     20010101  20301201  360
0029215423      FEERRAR            MD       20882       P         SF        1      80.00    8.000     20010101  20301201  360
0029215431      SPERZEL            MA       02035       P         SF        1      80.00    8.125     20001201  20301101  360
0029215449      KUZNETSOVA         CT       06905       P         SF        1      75.00    8.000     20001001  20300901  360
0029215514      DIXON              OH       43017       P         PD        8      60.80    7.750     20010101  20301201  360
0029215522      MURRILL            MD       20721       P         SF        1      80.00    7.875     20001201  20301101  360
0029215548      WESTERMAN III      FL       32223       P         SF        8      76.10    8.375     20010101  20301201  360
0029215555      HABERLY            VA       22306       P         SF        6      80.00    8.375     20010201  20310101  360
0029215563      WALIA              NY       11753       P         SF        1      80.00    8.000     20001201  20301101  360
0029215571      HABBOUBA           NY       11229       P         SF        1      58.50    7.875     20010101  20301201  360
0029215597      DILLER             MO       63017       P         PD        1      80.00    8.000     20010101  20301201  360
0029215613      DIEROLF            TX       75010       P         PD        1      80.00    8.375     20001201  20301101  360
0029215639      HOF                CA       91941       P         SF        8      78.80    7.875     20010101  20301201  360
0029218211      WALKER III         OH       45458       P         PD        8      79.80    8.000     20010101  20301201  360
0029218278      NUGENT             TX       76092       P         PD        8      72.70    8.375     20010101  20301201  360
0029218377      CLARK              VA       22305       P         SF        1      80.00    7.750     20010101  20301201  360
0029218500      CHANGEUR           CA       94404       P         SF        6      49.50    7.875     20010101  20301201  360
0029218526      GRIDER             TX       76092       P         SF        1      80.00    7.625     20010101  20301201  360
0029218542      ZALTA              NY       11229       P         SF        1      58.30    8.250     20010101  20301201  360
0029218633      OWSLEY             TX       76262       P         PD        1      80.00    8.125     20010101  20301201  360
0029218666      GIVEN              TN       37919       P         SF        6      75.00    8.125     20010101  20301201  360
0029218674      PAIK, JR.          CA       90703       P         PD        1      80.00    7.875     20010101  20301201  360
0029218724      ROTHSCHILD         FL       34228       S         CO        1      45.10    8.125     20010101  20301201  360
0029218823      BANG               VA       22033       P         PD        1      90.00    7.875     20010101  20301201  360
0029218864      NEWCOMER           NJ       07090       P         SF        6      66.20    7.625     20010101  20301201  360
0029218914      IGLESIAS           VA       22003       P         SF        1      80.00    8.250     20001201  20301101  360
0029218930      GU                 KY       40059       P         SF        1      76.90    8.375     20010101  20301201  360
0029218955      BARRY              IL       60137       P         PD        8      61.00    7.375     20010201  20310101  360
0029219037      SCHIAVO            VA       20171       P         PD        1      56.40    7.750     20010201  20310101  360
0029219086      BOUGHTON           CT       06752       P         SF        1      80.00    8.250     20010201  20310101  360
0029219136      MARTINS            NY       11795       P         SF        1      79.00    8.375     20010201  20310101  360
0029219151      SCHMIDT            CA       94703       P         3F        1      75.00    8.250     20010201  20310101  360
0029219177      PEAKE              CT       06830       P         SF        1      80.00    8.125     20010201  20310101  360
0029219565      SCHILLING          FL       32082       P         SF        8      74.80    8.000     20001201  20301101  360
0029219631      SIDES JR.          FL       32082       P         PD        1      80.00    7.875     20010101  20301201  360
0029219771      SABET              VA       22312       P         PA        1      80.00    7.750     20010201  20310101  360
0029221231      THOMAS             IL       60048       P         SF        1      80.00    8.125     20010201  20310101  360
0029221751      LILJA              CA       94553       P         SF        1      80.00    8.000     20010101  20301201  360
0029221835      BAKER,JR.          NY       11778       P         SF        1      56.40    7.750     20010201  20310101  360
0029221892      HODGES             CA       94901       P         PD        1      80.00    7.750     20010201  20310101  360
0029221926      HEILPERN           GA       30075       P         SF        6      48.10    7.875     20010201  20310101  360
0029222361      KISSMEYER-NIELS    MA       02481       P         SF        1      72.40    8.125     20010201  20310101  360
0029222437      WHEELER            MD       20853       P         SF        1      66.90    8.000     20010101  20301201  360
0029222445      GERMAIN            NY       11733       P         SF        1      80.00    8.375     20010101  20301201  360
0029222742      HUFF               MD       20882       P         PD        1      80.00    7.875     20010201  20310101  360
0029224532      CHRISTIANSON       CT       06460       P         SF        1      84.40    8.375     20010201  20310101  360
0029224557      SILVA,JR.          NY       11787       P         SF        1      68.10    8.625     20010201  20310101  360
0029224565      DOMINICK           NY       10994       P         SF        1      80.00    8.125     20010201  20310101  360
0029224870      RAVICH             CT       06897       P         SF        1      43.00    8.125     20010201  20310101  360
0029224888      MOTTA              NY       10309       P         2F        1      80.00    8.250     20010201  20310101  360
0029224896      ABELING            CA       92648       P         SF        1      80.00    7.750     20010101  20301201  360
0029224904      SCATURRO           NY       11961       P         SF        1      90.00    8.375     20010201  20310101  360
0029224953      FLECK              CA       92028       P         SF        1      80.00    8.000     20010201  20310101  360
0029224987      DEFAZIO            MD       20882       P         PD        1      80.00    8.250     20010101  20301201  360
0029225018      MOORE              NJ       08536       P         PD        1      87.50    8.250     20010201  20310101  360
0029225059      SAHU               PA       18966       P         PD        1      80.00    8.125     20010101  20301201  360
0029225075      MCCLURE            IL       60187       P         SF        1      88.00    8.375     20010101  20301201  360
0029225109      TRAFALS            IL       60134       P         SF        8      69.90    9.250     20010101  20301201  360
0029225141      ATCHLEY            CO       80118       P         SF        8      61.10    8.000     20010101  20301201  360
0029225349      DICKSON            AZ       85262       P         SF        8      76.90    8.125     20001201  20301101  360
0029225356      ROBINSON           CO       80210       P         TH        1      80.00    7.875     20010101  20301201  360
0029225448      PIMENTEL           CO       80906       P         SF        1      80.00    8.125     20001101  20301001  360
0029225505      KWEE               NC       27615       P         PD        6      75.00    8.250     20010101  20301201  360
0029225638      HARVEY             ID       83616       P         PD        8      80.00    8.000     20010101  20301201  360
0029225687      CORRIGAN           CO       80126       P         PD        1      70.70    8.125     20001101  20301001  360
0029225703      NASH, JR           CO       80127       P         PD        1      80.00    7.875     20010101  20301201  360
0029225745      JOHNSON            CO       80640       P         SF        1      80.00    8.000     20010101  20301201  360
0029225786      WILSON             CO       80124       P         PA        6      80.00    8.125     20001201  20301101  360
0029225851      KANE               CO       80908       P         SF        8      80.00    8.000     20010101  20301201  360
0029225943      HARMON             GA       30022       P         PD        1      80.00    7.875     20010101  20301201  360
0029226057      DUGGAN, JR.        CT       06457       P         SF        1      80.00    8.375     20001101  20301001  360
0029226073      FUSTER             CO       80132       S         PD        1      80.00    8.125     20010101  20301201  360
0029226115      ITKIN              NV       89144       P         PD        1      80.00    8.125     20010101  20301201  360
0029226230      SOLL               VA       22311       P         PD        1      80.00    8.000     20010101  20301201  360
0029226248      BROWN              CO       81301       P         PD        1      85.00    8.250     20010101  20301201  360
0029226263      LAWRENCE           MA       02118       P         CH        1      80.00    8.125     20010101  20301201  360
0029226271      MCCUE              GA       30062       P         PD        1      90.00    9.000     20010101  20301201  360
0029226289      HILL               UT       84058       P         SF        1      80.00    8.125     20010101  20301201  360
0029226420      CHAVARRIA          TX       78703       P         SF        1      80.00    7.750     20010301  20310201  360
0029226495      CRAGIN             RI       02886       P         SF        1      91.50    8.250     20001201  20301101  360
0029226735      KNAPP              TX       77356       P         SF        8      71.30    8.375     20001201  20301101  360
0029226800      SCHULTHEIS         CO       80403       P         PD        1      80.00    8.250     20001201  20301101  360
0029226842      VISS               AZ       85355       P         PD        1      90.00    8.250     20001201  20301101  360
0029226917      BROWNELL           CA       93720       P         PD        1      80.00    8.250     20001001  20300901  360
0029226933      NGUYEN             CA       95121       P         SF        1      80.00    8.375     20001101  20301001  360
0029226941      HUNT               OR       97502       P         SF        6      65.30    8.250     20010101  20301201  360
0029227360      CLEMENTS           MD       21042       P         SF        1      90.00    8.000     20010201  20310101  360
0029227741      HABER              IL       60098       P         SF        8      79.70    8.375     20001201  20301101  360
0029227774      ONETO              MD       20882       P         SF        1      80.00    7.750     20001201  20301101  360
0029243193      LYNHAM             VA       20180       P         SF        8      68.90    7.875     20010201  20310101  360
0029243219      O'GORMAN           NY       11731       P         SF        1      90.00    8.000     20010201  20310101  360
0029249703      ORSO               NY       10308       P         2F        1      80.00    8.000     20010201  20310101  360
0029250040      CLARK III          DC       20015       P         SF        8      49.20    7.875     20010201  20310101  360
0029250263      LOY                MN       55068       P         SF        1      95.00    8.000     20010201  20310101  360
0029250289      KELLER             MD       20882       P         PD        1      80.00    8.000     20010201  20310101  360
0029250313      PEEL               NY       11230       P         2F        1      80.00    8.125     20010201  20310101  360
0029267200      STEINMETZ          FL       33330       P         PD        1      76.40    8.125     20010201  20310101  360
0029290673      POULOS             IL       60657       P         CO        1      80.00    7.875     20010201  20310101  360
0029290756      POWERS             FL       33547       P         PD        1      80.00    7.875     20010201  20310101  360
0029290897      RITTER             FL       33330       P         PD        1      80.00    7.875     20010201  20310101  360
0029291416      OSTER              CO       80027       P         PD        6      80.00    7.875     20010201  20310101  360
0029291572      MCCOMBS            MD       20910       P         SF        8      78.40    8.375     20010201  20310101  360
0029292430      BENSON             MD       21042       P         PD        1      80.00    8.000     20010201  20310101  360
0029292471      BLANKS             IL       60035       P         PD        1      42.80    8.250     20010201  20310101  360
6002426135      BOULDIN            CA       95037       I         PA        1      75.00    8.000     20010201  20310101  360
6004739709      ZAMBETTI           CA       95003       S         CO        1      72.60    7.750     20010301  20310201  360
6008566678      MELTON             SC       29439       P         SF        1      68.20    7.750     20010301  20310201  360
6010948310      SEGAL              CA       91302       P         PD        8      47.80    8.000     20010201  20310101  360
6014471657      TAN                CA       94536       P         PD        1      75.00    7.875     20010201  20310101  360
6014625914      BROWN              FL       32951       P         SF        8      80.00    7.875     20010201  20310101  360
6015577148      RAJA               CA       94587       P         SF        8      66.70    8.625     20010201  20310101  360
6018686524      FIGUEROA           CA       95023       P         SF        1      80.00    7.875     20010201  20310101  360
6019401402      VASSILIADIS        NV       89134       P         PD        1      64.40    8.125     20010201  20310101  360
6028869201      SHAPIRO            CA       94010       P         SF        6      67.80    8.125     20010201  20310101  360
6029788822      WRIGHT             MD       20910       P         SF        1      80.00    7.875     20010201  20310101  360
6032136589      WERNICK            MD       20854       P         PA        1      80.00    7.875     20010201  20310101  360
6033147783      WHITMORE           CA       92708       P         SF        8      77.60    8.000     20010201  20310101  360
6033491223      SMITH              CA       94517       P         SF        1      80.00    7.875     20010201  20310101  360
6034484821      HANNAY             CA       92008       I         PD        1      70.00    7.875     20010201  20310101  360
6035825907      NAKAMURA           CA       90046       P         CO        1      80.00    7.750     20010201  20310101  360
6037030589      ESPINOZA           CA       95121       P         PD        1      90.00    7.875     20010301  20310201  360
6043019279      MC KAY             CA       94556       P         PD        1      48.10    7.875     20010201  20310101  360
6043890638      ROGERS             CA       94115       P         CO        1      80.00    7.750     20010201  20310101  360
6044000633      PLUMMER            FL       33715       P         SF        1      80.00    7.750     20010301  20310201  360
6046756398      WALSH              CA       95062       P         SF        1      80.00    8.000     20010201  20310101  360
6047689523      VISHWANATH         CA       90068       P         SF        1      80.00    8.375     20010201  20310101  360
6052561617      BRAIT              SC       29575       S         PD        1      80.00    8.000     20010201  20310101  360
6052601850      TUNG               CA       90275       P         SF        6      70.00    8.000     20010201  20310101  360
6054311144      FIEDOR             CA       95130       P         SF        8      78.00    8.125     20010201  20310101  360
6055659897      LUU                CA       94536       P         SF        6      74.80    8.250     20010201  20310101  360
6057282755      LITTLE JR.         NC       28226       P         SF        8      80.00    7.875     20010301  20310201  360
6058153385      MESSINA            NH       03087       P         SF        1      80.00    7.750     20010301  20260201  300
6060809990      OCCHIPINTI         CA       94124       I         CO        8      77.20    7.875     20010301  20310201  360
6061710379      STEINER            CA       95661       P         SF        8      74.90    8.250     20010201  20310101  360
6067324290      CONLEY             CA       94107       P         SF        1      80.00    7.625     20010201  20310101  360
6068865945      YOUNG              TN       37069       P         PD        1      90.00    8.000     20010201  20310101  360
6071363789      CHAPMAN            CA       94041       P         CO        1      75.00    8.125     20010201  20310101  360
6074474179      FREEMAN            CA       95123       P         SF        1      80.00    8.125     20010201  20310101  360
6074718161      VANELLA            IL       60068       P         SF        1      75.70    7.375     20010201  20310101  360
6074767978      BALMASEDA          CA       94607       P         CO        1      80.00    8.125     20010201  20310101  360
6074831345      RAMOS              CA       94134       P         SF        1      95.00    8.250     20010201  20310101  360
6076389664      COULTER            CA       92101       P         PD        1      72.20    7.875     20010201  20310101  360
6078907067      COLQUITT           CA       94109       P         CO        1      75.60    8.000     20010201  20310101  360
6079518186      RIEHL              CA       94563       P         SF        8      57.80    8.375     20010201  20310101  360
6079805146      THOMAS             CA       95135       P         SF        1      75.00    7.875     20010201  20310101  360
6082712263      MURRAY             CA       95124       P         SF        1      78.90    7.750     20010201  20310101  360
6086893499      WHITE              CA       94117       P         3F        1      80.00    8.250     20010201  20310101  360
6087070808      PAEZ               CA       94541       P         2F        1      95.00    8.750     20010201  20310101  360
6088912297      DIEKMANN           CA       95073       P         SF        1      78.70    7.625     20010301  20310201  360
6089207564      ALLARD             CA       92672       P         PA        6      64.40    7.875     20010201  20310101  360
6089228446      GOLD               DC       20015       P         SF        8      80.00    8.000     20010201  20310101  360
6091100005      HANSELL            FL       33156       P         SF        1      80.00    8.125     20010201  20310101  360
6091375086      FARAZMAND          TN       37215       P         PD        6      55.60    7.750     20010201  20310101  360
6095938301      BERMAN             CA       93940       S         PA        1      68.80    7.875     20010301  20310201  360
6096800294      DYER               CA       95128       P         SF        1      80.00    8.000     20010201  20310101  360
6099667526      GREEN              CA       90290       P         SF        1      80.00    7.750     20010201  20310101  360
6100101416      TAJIMA             CA       92620       P         CO        1      80.00    7.500     20010201  20310101  360
6103575574      REYNA              CA       92399       P         SF        8      79.00    7.875     20010201  20310101  360
6106011056      NELSON             NJ       08691       P         SF        1      85.00    7.375     20010201  20310101  360
6107574326      RICHARD            CA       92262       P         SF        1      80.00    7.875     20010301  20310201  360
6107700822      EWERS              TX       75104       P         SF        1      79.70    7.750     20010201  20310101  360
6107813948      ROBINS             GA       30606       P         SF        1      87.50    8.125     20010201  20310101  360
6108853026      DAVIDSON           MO       63025       P         PD        1      90.00    8.250     20010201  20310101  360
6114311803      MUIR               CA       95065       P         SF        1      80.00    7.750     20010201  20310101  360
6114513630      SANDHU             CA       94303       P         SF        1      80.00    7.875     20010201  20310101  360
6115124791      CONNALLY           CA       92708       P         SF        8      80.00    8.125     20010301  20310201  360
6115542307      KWON               CA       92861       P         SF        1      80.00    7.750     20010201  20310101  360
6116511988      GARRETT            VA       22308       I         SF        1      54.50    8.000     20010201  20310101  360
6117554466      ELLIOTT            CA       94044       P         PA        1      80.00    8.375     20010201  20310101  360
6118480471      GLAZNER            NV       89509       P         SF        8      75.40    7.875     20010201  20310101  360
6118764775      KRAMER             CA       94403       P         SF        6      67.70    7.750     20010301  20310201  360
6119280953      HESTER             FL       34239       P         SF        8      80.00    8.125     20010201  20310101  360
6120441933      SU                 MD       20841       P         PD        1      80.00    8.000     20010201  20310101  360
6121079054      VEAL               CA       94517       P         SF        8      75.00    8.125     20010301  20310201  360
6122081935      WILLIAMS           FL       34786       P         SF        1      80.00    7.750     20010301  20310201  360
6122193227      ROMERO             CA       95111       P         PA        1      95.00    8.375     20010301  20310201  360
6122632265      LEMAK              CA       96161       S         PD        1      80.00    8.000     20010301  20310201  360
6124046696      CHARLTON           CA       92253       S         CO        1      75.00    7.875     20010201  20310101  360
6126080826      NARVACAN           VA       20124       P         PD        1      80.00    7.875     20010201  20310101  360
6131621796      PAVLOV             CA       94086       P         SF        8      72.40    8.000     20010201  20310101  360
6136265268      EDRICK             CA       91381       P         PD        1      78.80    7.750     20010201  20310101  360
6136655666      SCHILB III         CA       90808       P         SF        1      80.00    7.750     20010301  20310201  360
6139791963      SPENCE             GA       30338       P         PD        1      69.90    7.875     20010301  20310201  360
6141364858      LIANG              CA       94124       P         SF        1      85.00    7.875     20010201  20310101  360
6142742128      ECKERT             IL       60045       P         SF        8      68.40    8.000     20010201  20310101  360
6143049887      FRINK              NV       89144       P         PD        1      89.90    8.000     20010201  20310101  360
6147448606      FERRARI            CA       94563       I         SF        8      55.00    8.125     20010301  20310201  360
6149927789      CASTILLO           CA       92025       P         SF        1      49.20    7.750     20010201  20310101  360
6150000641      BENAVIDES          CA       94403       P         2F        1      80.00    7.750     20010201  20310101  360
6151589394      TOMANY             FL       34102       P         SF        8      80.00    8.000     20010201  20310101  360
6153696338      PANTANO            NH       03087       P         SF        1      77.30    8.500     20010201  20310101  360
6157505683      ALI                CA       94134       P         SF        1      80.00    8.000     20010301  20310201  360
6159147294      HOPKINS            MA       01730       P         SF        1      68.80    8.250     20010201  20310101  360
6159716122      MICALIZZI          NC       28270       P         SF        1      75.60    7.875     20010301  20310201  360
6160103195      FEATHER            DC       20009       P         CH        1      65.00    8.125     20010201  20310101  360
6160623499      TONG               CA       94607       P         CO        1      79.90    8.250     20010201  20310101  360
6169615462      CORAL              CA       94015       P         SF        8      78.00    8.250     20010201  20310101  360
6170710252      BOUMA              CA       90275       P         PD        8      45.80    7.875     20010201  20310101  360
6171038356      WATTS              TX       75225       P         SF        8      61.60    8.375     20010201  20310101  360
6171251272      RAPAVY             VA       22180       P         SF        1      59.30    7.625     20010301  20310201  360
6174842010      MARCUM             CA       95819       P         SF        8      79.90    7.750     20010201  20310101  360
6175625794      LEWIS              CO       80550       P         PD        1      66.20    7.750     20010201  20310101  360
6178083637      GEHRKE-NEUMANN     CA       94588       I         PD        1      60.00    8.125     20010201  20310101  360
6181029262      HARRIS             CA       95065       P         SF        1      67.40    8.125     20010201  20310101  360
6181881191      MATHIS             TX       78732       P         PD        1      80.00    8.000     20010301  20310201  360
6182452695      HALL               SC       29223       P         PD        1      80.00    7.875     20010201  20310101  360
6183888608      PRENTISS           TX       76248       P         PD        1      79.90    8.000     20010201  20310101  360
6185333397      DOUGLAS            CA       95356       P         SF        1      79.30    7.625     20010201  20310101  360
6186183288      KACYNSKI           TN       37027       P         PD        1      78.20    7.375     20010201  20310101  360
6186803315      WALTHALL           CA       95227       I         SF        1      65.80    8.250     20010301  20310201  360
6193275333      AUGENSTEIN         MN       55447       P         SF        1      77.50    7.375     20010301  20310201  360
6194112014      YAN                CA       94552       P         PA        1      80.00    7.875     20010201  20310101  360
6195112120      HOWELL             NM       87501       S         CO        1      80.00    7.750     20010301  20310201  360
6195584849      LEECH              CA       92260       P         SF        6      69.80    7.750     20010201  20310101  360
6195757171      CASTLEBERRY        TX       75093       P         PD        1      95.00    8.000     20010201  20310101  360
6198041029      PETERSON           WA       98074       P         SF        6      67.50    7.875     20010301  20310201  360
6198488154      BARONE             CA       95037       P         SF        1      58.60    7.875     20010201  20310101  360
6200163043      CORRIN             CA       90240       P         SF        8      79.30    8.125     20010201  20310101  360
6201276521      LEE                WA       98074       P         SF        1      56.70    8.125     20010201  20310101  360
6203737827      DONAHUE            VT       05056       S         SF        1      75.30    8.250     20010201  20310101  360
6206088327      LEVITT             VA       22102       P         SF        1      41.90    7.750     20010301  20310201  360
6206141993      LIESKE             FL       34108       S         CH        1      45.80    7.750     20010301  20310201  360
6208544343      RONNOW             CA       92629       P         SF        1      80.20    8.125     20010201  20310101  360
6209487971      FOLTZ              AZ       85718       P         SF        1      78.90    7.625     20010301  20310201  360
6210834476      PURGASON           CA       92629       P         PD        1      80.00    7.625     20010201  20310101  360
6211532319      MITCHELL           VA       22203       P         SF        8      79.30    7.875     20010301  20310201  360
6213143792      WU                 CA       92618       P         CO        1      80.00    7.750     20010201  20310101  360
6213743880      NGO                CA       95020       P         PD        1      80.00    7.875     20010301  20310201  360
6216092061      LEUNG              CA       95377       P         SF        8      75.90    7.875     20010201  20300101  348
6217525325      MARCHETTI          CA       92782       P         CO        1      80.00    7.875     20010301  20310201  360
6218900469      HATZAV             CA       94404       P         PA        1      80.00    8.000     20010201  20310101  360
6219568240      BAUMANN            MO       63017       P         SF        1      50.00    7.625     20010301  20310201  360
6219974356      RAMIREZ            TX       78266       P         PD        1      80.00    7.750     20010201  20310101  360
6220323205      SYWAK              CA       94114       P         SF        6      56.20    8.125     20010201  20310101  360
6221199885      WALDREP            CA       94553       P         SF        8      80.00    8.250     20010201  20310101  360
6226428453      DORF               CA       92673       P         PD        1      80.00    7.750     20010201  20310101  360
6227514152      JACKSON            FL       32223       P         SF        1      89.70    8.000     20010201  20310101  360
6228528961      SANDERSON-ENGLE    CA       91941       P         SF        8      64.40    8.000     20010201  20310101  360
6231087468      FITZGERALD         CA       94070       P         SF        1      80.00    7.875     20010201  20310101  360
6231706992      GUERRERO           CA       95148       P         SF        1      80.00    7.750     20010301  20310201  360
6232217213      CLAYTON            CA       95035       P         SF        1      72.50    8.000     20010201  20310101  360
6234709142      DOGIPARTHI         CA       95008       P         SF        8      80.00    8.250     20010201  20310101  360
6235264964      MEEKER             CA       91773       P         SF        1      74.60    8.125     20010201  20310101  360
6236769276      GROSS              CA       92679       P         PD        8      79.00    8.250     20010201  20310101  360
6240460854      DORAN              CO       80487       P         SF        6      58.00    7.500     20010301  20210201  240
6241533063      CURRY              CA       94303       P         PD        1      65.60    7.875     20010201  20310101  360
6243745608      HARRISON           NC       27615       P         SF        1      65.00    7.875     20010201  20310101  360
6246543224      MAGRANE            CA       94114       P         2F        6      60.00    8.375     20010201  20310101  360
6247829176      GIBLIN             KS       66049       P         SF        8      94.30    7.875     20010201  20310101  360
6248592252      SNAPP III          IN       46163       P         SF        8      90.00    7.875     20010301  20310201  360
6250481972      JARRETT            CA       92025       P         SF        8      76.80    8.125     20010201  20310101  360
6250655708      PERRINS            DC       20009       P         SF        1      80.00    7.750     20010301  20310201  360
6250739031      GORELIK            CA       94087       P         CO        8      74.90    8.125     20010201  20310101  360
6251119191      CU                 CA       94523       P         SF        6      80.00    8.375     20010301  20310201  360
6252360844      FISCHER            NC       27927       S         CO        1      80.00    8.000     20010201  20310101  360
6254691667      KUJAWSKI           AZ       85018       P         SF        1      70.00    8.000     20010301  20310201  360
6255526128      EICHBERGER         CA       92629       P         PD        1      80.00    7.875     20010301  20310201  360
6256677292      SACKS              FL       33324       P         PD        1      80.00    7.875     20010301  20310201  360
6256761344      TALLERICO          CA       95062       P         SF        1      54.50    7.500     20010301  20310201  360
6256840254      CAPOBIANCO         CA       94127       P         SF        1      80.00    7.750     20010201  20310101  360
6257224219      FUCHS              CA       92130       P         CO        1      80.00    7.875     20010201  20310101  360
6258620563      KAO                CA       94030       P         CO        1      80.00    7.875     20010201  20310101  360
6259090642      BENNETT            CA       94404       P         CO        1      64.00    7.750     20010301  20310201  360
6260297756      LAWTON             CA       90254       P         SF        8      69.20    8.250     20010201  20310101  360
6260970824      DUCHON             CA       94965       P         2F        1      80.00    8.000     20010201  20310101  360
6262462853      BUHLER CHANG       CA       94552       P         PD        1      69.20    7.750     20010201  20310101  360
6263065333      SCHERTZER          CA       92025       P         SF        1      80.00    7.875     20010201  20310101  360
6263878131      RAQUIPISO          CA       92647       P         SF        1      80.00    7.500     20010201  20310101  360
6264922284      OSTROM             CA       92253       S         PD        1      72.60    7.875     20010201  20310101  360
6267064654      MUNOZ              CA       95116       P         SF        1      80.00    8.375     20010201  20310101  360
6270664649      ARAGON             FL       33133       P         SF        1      50.40    8.000     20010301  20310201  360
6270791178      PHILLIPS           CA       90505       P         SF        1      80.00    7.750     20010201  20310101  360
6271146406      TRUSCOTT           CA       94065       P         CO        1      80.00    7.875     20010201  20310101  360
6273134798      MAYERNICK          TN       37027       P         SF        1      80.00    7.500     20010301  20310201  360
6273145307      CARROW             CA       95127       P         SF        1      75.00    7.875     20010301  20310201  360
6273657988      ANDRESS            VA       22182       P         SF        1      80.00    7.625     20010301  20310201  360
6276556948      AGUILAR            CA       91915       P         SF        8      79.60    8.000     20010201  20310101  360
6277058126      HILL               CA       92648       P         SF        1      80.00    7.750     20010201  20310101  360
6278285074      HOLDCROFT          CA       92646       P         SF        1      80.00    7.875     20010201  20310101  360
6283664941      MURGUIA            CA       94027       P         SF        6      54.80    8.000     20010301  20310201  360
6286802183      JIRDE              CA       94806       P         PD        1      65.70    8.000     20010201  20310101  360
6287211103      LOPEZ              CA       92653       P         SF        1      95.00    8.375     20010201  20310101  360
6288510503      TRIAS              CA       95121       P         SF        6      67.40    8.375     20010201  20310101  360
6289334184      STOKES             CA       94062       P         SF        1      80.00    8.125     20010201  20310101  360
6290801262      ALLISON            CA       95112       P         CO        1      79.90    8.250     20010201  20310101  360
6294100224      PARMLEY            DC       20007       P         PA        1      62.50    7.500     20010301  20310201  360
6294890493      ROSENBAUM          IL       60091       P         SF        6      66.90    7.875     20010201  20310101  360
6296662460      DANSKY             CA       93924       P         SF        1      80.00    7.875     20010201  20310101  360
6297568617      HARMON             CA       94523       P         SF        1      80.00    8.000     20010201  20310101  360
6297838150      HUTMACHER          MN       56571       P         SF        6      60.00    7.750     20010201  20310101  360
6299453057      DALY               NY       11232       P         3F        1      80.00    7.750     20010301  20310201  360
6301347974      GAVELLO            CA       94583       P         PA        1      80.00    7.875     20010201  20310101  360
6306496107      SHELDON            CA       94566       P         SF        6      69.10    7.750     20010201  20310101  360
6310805582      JONES              MD       20910       P         SF        1      80.00    7.500     20010301  20310201  360
6313234533      BORZGHOL           CA       94080       P         PD        1      80.00    7.625     20010301  20310201  360
6314070613      REESE              CO       80302       P         SF        1      80.00    8.250     20010201  20310101  360
6316383303      PERRY              MA       01845       P         SF        6      67.70    8.500     20010301  20310201  360
6317016076      JACKSON            CA       90815       P         SF        1      80.00    7.750     20010301  20310201  360
6318703151      MALKI              NY       10583       P         SF        1      57.00    8.000     20010301  20310201  360
6321199736      DANG               CA       95135       P         SF        1      77.20    8.000     20010301  20310201  360
6321918671      BARRON             CA       95136       P         SF        1      72.00    7.875     20010201  20310101  360
6322687309      LEE                CA       90505       P         SF        1      80.00    7.625     20010301  20310201  360
6323333036      TORGGLER           MD       21401       P         PD        8      79.30    7.875     20010301  20310201  360
6327995038      PARMETT            CA       94618       P         SF        8      79.00    8.250     20010301  20310201  360
6328199994      FOSSAS             TX       77055       P         PD        1      73.70    7.875     20010201  20310101  360
6329456492      HUANG              CA       94403       I         2F        8      68.40    8.500     20010201  20310101  360
6329575382      BRINTON            CA       92009       P         CO        1      80.00    8.250     20010201  20310101  360
6330486116      SALNICK            FL       33462       P         SF        1      70.00    7.750     20010301  20310201  360
6331930393      WHISNER            GA       30022       P         PD        1      80.00    7.875     20010201  20310101  360
6333561097      WESCOTT            CA       94611       P         SF        1      49.70    8.000     20010201  20310101  360
6335529324      JANKOWSKI          CA       94536       P         PD        1      80.00    7.750     20010301  20310201  360
6338183020      ROSS               NC       28461       S         SF        1      77.30    7.750     20010301  20310201  360
6339679604      BROWN, SR.         FL       32256       P         PD        1      75.00    8.250     20010201  20310101  360
6340464640      ROSSO              CA       93065       P         PD        1      90.00    7.750     20010201  20310101  360
6343942444      SCOTT              CA       94066       P         SF        6      73.10    8.250     20010201  20310101  360
6344951337      MARSH JR.          NC       28739       P         SF        6      69.30    8.000     20010301  20310201  360
6345127424      REYNOLDS           TX       77484       P         SF        1      80.00    8.250     20010201  20310101  360
6345419557      BEGEMAN            FL       33133       P         SF        1      42.20    7.500     20010301  20310201  360
6346056267      TURICK             CA       94070       P         CO        6      46.40    7.875     20010201  20310101  360
6346933382      ROSALES            CA       95112       P         SF        1      93.80    8.000     20010201  20310101  360
6347042621      SALERNO            CA       92352       P         SF        1      80.00    7.875     20010201  20310101  360
6349047644      BEIGH              FL       34217       P         2F        1      80.00    8.000     20010101  20301201  360
6350883242      AHN                NJ       07675       P         SF        1      75.00    7.750     20010301  20310201  360
6353022566      EDMISTON           TX       75219       S         CO        1      80.00    8.250     20010201  20310101  360
6353912147      DAILEY             CA       94022       P         SF        8      7.10     7.750     20010201  20310101  360
6355640092      DO                 CA       94585       P         SF        1      73.10    8.125     20010201  20310101  360
6358392121      BROWN              MA       01581       P         SF        1      80.00    7.375     20010201  20310101  360
6359784995      FERRILL            CA       94544       P         PD        1      80.00    8.000     20010301  20310201  360
6365246286      SMITH              CA       95111       P         SF        8      67.60    8.250     20010201  20310101  360
6366448212      GUHA               CA       95035       P         PA        1      90.00    8.500     20010201  20310101  360
6367533186      PARISI             MO       64154       P         SF        6      68.60    8.250     20010201  20310101  360
6368430069      KAS                CA       94539       P         CO        1      80.00    7.875     20010201  20310101  360
6368747520      JOHNSON            CA       92373       P         SF        8      78.20    8.000     20010201  20310101  360
6371367431      BROHOLM            CA       94040       P         PA        1      78.50    7.625     20010301  20310201  360
6371514826      SMITH              WA       98249       P         SF        8      35.70    7.750     20010301  20310201  360
6372957974      CRANFORD           GA       30041       P         PD        1      80.00    7.250     20010201  20310101  360
6374242235      MONTGOMERY         NC       28031       P         PD        8      69.20    7.875     20010301  20310201  360
6377900466      GATTEY             OR       97527       P         SF        1      80.00    8.000     20010201  20310101  360
6379092916      MAYLIN             CA       94901       P         SF        1      80.00    7.875     20010201  20310101  360
6381452629      SNYDER             CO       80234       P         PD        6      75.00    8.000     20010201  20310101  360
6383587521      HENDERSON          CA       94066       P         SF        6      70.00    8.125     20010201  20310101  360
6384092190      YU                 CA       92656       P         PA        1      80.00    7.875     20010201  20310101  360
6384461346      HARDING            MA       01970       P         CO        1      95.00    8.500     20010201  20310101  360
6390900998      YU                 CA       92130       P         PD        8      45.90    7.500     20010201  20310101  360
6391329494      CHIMINELLO         MA       02176       P         SF        6      65.20    8.000     20010301  20310201  360
6392203706      UEBERROTH          CA       92352       S         SF        8      64.40    8.125     20010201  20310101  360
6393786402      PRITCHARD          CA       94306       P         SF        6      67.10    8.000     20010201  20310101  360
6393967986      SPANGLER           CA       94063       P         SF        1      80.00    8.125     20010301  20310201  360
6398518800      PFISTER            CA       92675       P         SF        8      69.80    7.500     20010201  20310101  360
6401040602      NGUYEN             CA       95148       P         SF        6      69.00    7.750     20010201  20310101  360
6401994626      CHOY               CA       92694       P         PD        1      45.40    7.750     20010201  20310101  360
6403238022      JOHNSON            CA       92673       P         PD        1      80.00    7.875     20010201  20310101  360
6405108496      BARSI              CA       94403       P         SF        1      80.00    8.375     20010201  20310101  360
6407754180      BOLBIRER           NY       11235       P         SF        1      80.00    8.250     20010301  20310201  360
6409384572      SHUGG, III         CA       92270       S         CO        1      80.00    8.125     20010201  20310101  360
6410200080      KYEES              UT       84060       S         CO        1      64.00    8.125     20010301  20310201  360
6412702729      MOHUN              CA       92210       P         PD        1      74.30    8.125     20010201  20310101  360
6415559647      IINUMA             CA       90505       P         SF        1      78.70    7.750     20010301  20310201  360
6417299887      RYAN               MA       02476       P         2F        6      74.20    8.375     20010201  20310101  360
6417349286      WERBER             VA       23452       P         SF        8      69.00    7.625     20010201  20310101  360
6417612683      HILL               FL       34145       S         CH        1      75.00    8.125     20010301  20310201  360
6417920961      LOEWE              IL       60640       P         SF        1      80.00    7.750     20010301  20310201  360
6420542620      NEUMEIER           CA       94301       P         SF        8      12.20    8.250     20010201  20310101  360
6423286845      GARDNER            CA       92028       P         PD        8      65.80    8.250     20010201  20310101  360
6423666384      MCCORMACK,JR.      MA       01864       P         SF        6      65.50    8.375     20010201  20310101  360
6425204333      ERNSBERGER         CA       92886       P         SF        1      80.00    7.875     20010301  20310201  360
6425798680      NAVARRETE          CA       95023       P         SF        1      95.00    8.250     20010202  20310101  360
6426284292      ANDERSON           CA       94611       P         SF        1      80.00    8.000     20010201  20310101  360
6428007535      AGUIRRE            CA       92624       P         2F        1      80.00    8.000     20010201  20310101  360
6428019837      CALIGUIRI          VA       22314       P         SF        1      80.00    7.500     20010301  20310201  360
6430122546      BORZONI            CA       94127       P         SF        8      46.70    8.125     20010201  20310101  360
6435359804      HANSEN             NV       89506       P         SF        1      70.00    8.000     20010201  20310101  360
6436641051      SCHRETER           DE       19971       S         PD        1      80.00    8.125     20010201  20310101  360
6439031086      LLOYD              CA       92651       P         SF        8      64.60    8.000     20010201  20310101  360
6439466829      SCOTT              CA       92021       P         SF        6      80.00    7.500     20010201  20310101  360
6440036280      GLATTHORN          CA       92067       P         PD        1      34.20    8.750     20010201  20310101  360
6440551197      AGREDANO SR.       CA       95023       P         SF        1      80.00    8.000     20010201  20310101  360
6441067219      MACDONALD          NV       89134       P         PD        8      25.70    8.250     20010201  20310101  360
6441119986      BLECHER            NY       11365       P         2F        1      90.00    8.250     20010201  20310101  360
6442135981      MOEHLENPAH         TX       76092       P         PD        1      80.00    7.875     20010201  20310101  360
6442976038      RACHAPUDI          CA       95117       P         SF        1      80.00    8.000     20010201  20310101  360
6443041006      WAGNER             CA       94518       P         SF        1      80.00    8.125     20010201  20310101  360
6443542409      KRAEMER            CA       92264       P         SF        1      80.00    7.750     20010301  20310201  360
6444528696      JORDAN             CA       91403       P         SF        1      85.00    8.000     20010201  20310101  360
6445358523      CASSIDY            CA       94122       P         SF        1      80.00    8.125     20010101  20301201  360
6446437177      LEE                CA       94121       P         2F        8      70.00    8.250     20010201  20310101  360
6447776227      PHLEGAR            MD       21204       P         SF        1      80.00    7.625     20010301  20310201  360
6448200045      LI                 CA       94587       P         SF        1      80.00    8.000     20010201  20310101  360
6449307682      YEO                MD       20815       P         SF        8      79.90    8.000     20010201  20310101  360
6450512683      ROSSI              CA       90068       P         SF        6      69.90    8.125     20010301  20310201  360
6451186818      EVES               CA       92590       P         SF        8      75.00    8.000     20010301  20310201  360
6454316453      CHAN               CA       92109       P         SF        1      80.00    8.125     20010201  20310101  360
6455029204      FROST              OH       45434       P         SF        8      74.70    8.250     20010201  20310101  360
6455930229      ARATOW             CA       94040       P         SF        1      68.00    8.125     20010201  20310101  360
6458104087      LAROCCA            CA       94110       P         4F        1      80.00    8.500     20010201  20310101  360
6458295695      DOMINGO            CA       94065       P         SF        6      55.90    7.625     20010301  20310201  360
6462553329      ALDAY              CA       94587       P         SF        1      90.00    7.875     20010201  20310101  360
6463911930      WEILER             CA       95630       P         SF        1      80.00    7.875     20010201  20310101  360
6464324596      HUGHES             CA       94061       P         SF        1      76.30    7.750     20010201  20310101  360
6464803144      FUJINO             CA       95123       P         SF        6      63.80    7.625     20010201  20310101  360
6467384142      LUNA               CA       94965       P         CO        8      76.10    7.875     20010201  20310101  360
6469243874      ALGER              OR       97123       P         SF        1      80.00    8.125     20010201  20310101  360
6470681864      PEARSON            DE       19944       S         CO        1      80.00    7.625     20010201  20310101  360
6471576956      BOISSIERE          NM       87107       P         SF        1      80.00    7.625     20010201  20310101  360
6473519723      CHATTERJEE         CA       95130       P         SF        1      75.00    7.875     20010201  20310101  360
6474325617      WHARTON            CA       94611       P         SF        6      71.70    8.500     20010201  20310101  360
6474466692      CASAS              CT       06905       P         SF        1      78.80    7.750     20010201  20310101  360
6474659064      TRIMBLE            FL       32746       P         PD        1      85.60    7.750     20010201  20210101  240
6474679039      TOM                CA       92101       P         CO        1      80.00    7.875     20010201  20310101  360
6475071632      MCCALLUM           WA       98531       P         SF        1      71.00    7.750     20010301  20310201  360
6475544406      ARMOUR             CA       94618       P         SF        1      80.00    8.125     20010101  20301201  360
6477950585      CHUGH              CA       94536       P         PD        8      80.00    8.000     20010201  20310101  360
6479557149      KAVITSKY           MD       20886       P         PD        1      80.00    7.750     20010201  20310101  360
6479758598      CALDERON           CA       93065       P         SF        1      80.00    7.875     20010301  20310201  360
6482181911      STARK              CA       92677       P         PD        6      60.90    8.000     20010201  20310101  360
6482551980      RHOADES            CA       94588       P         SF        6      69.40    8.125     20010201  20310101  360
6483450356      HENDRICKSON        FL       34120       S         PD        1      77.20    7.875     20010301  20310201  360
6484492761      FYE                NV       89511       P         SF        1      80.00    8.000     20010201  20310101  360
6484887523      GILMORE            KS       66071       P         SF        6      60.00    7.500     20010301  20310201  360
6485018557      BURRIS             AZ       85653       S         PD        1      78.70    8.000     20010201  20310101  360
6485987595      COTTRILL           CA       94596       P         SF        1      80.00    7.875     20010201  20310101  360
6487881069      HUNTER             NC       27948       S         SF        8      78.50    7.750     20010301  20310201  360
6492862575      ALEXANDER          IL       60045       P         SF        8      67.70    8.000     20010301  20310201  360
6493318015      WAGNER             NC       27949       S         PD        1      43.40    7.750     20010201  20310101  360
6497432721      PROVOST            CA       94587       P         SF        1      80.00    7.875     20010201  20310101  360
6498711099      MINK               CA       94553       P         SF        8      55.50    7.875     20010201  20310101  360
6502968628      PINEDA             CA       95304       P         SF        1      80.00    7.125     20010201  20310101  360
6505488137      COPENHAGEN         CA       94923       S         SF        1      80.00    8.000     20010201  20310101  360
6505527819      FONG               CA       94303       P         PD        1      80.00    7.875     20010201  20310101  360
6505764891      CHARDAVOYNE        MA       02129       P         2F        8      83.10    8.000     20010201  20310101  360
6508130389      BHISITKUL          CA       94117       P         SF        1      80.00    7.875     20010201  20310101  360
6509241169      BERG               MN       55439       P         SF        8      80.00    8.250     20010301  20310201  360
6510620419      WALKER             CA       96020       S         PD        8      68.40    8.125     20010301  20310201  360
6510763326      GROSSMAN           CA       92037       P         SF        8      50.90    8.000     20010201  20310101  360
6511087535      JANG               CA       94122       P         SF        1      80.00    8.375     20010301  20310201  360
6513030871      THOMPSON           CA       94536       P         SF        1      66.40    7.250     20010301  20310201  360
6514299764      BAIR               WA       98052       P         SF        1      80.00    7.875     20010201  20310101  360
6515211305      DITURO             NY       11560       P         SF        1      90.00    8.250     20010301  20310201  360
6515435920      HALL               VA       23113       P         SF        6      69.70    7.875     20010201  20310101  360
6517942287      PHILLIPS           CA       91739       P         SF        8      90.00    8.250     20010201  20310101  360
6518308579      JHEE               CA       92606       P         PD        8      80.00    8.375     20010201  20310101  360
6518787079      FOLTZ, JR.         CA       94509       P         SF        8      74.10    8.500     20010201  20310101  360
6518847691      GRAY               CA       92694       P         PD        1      80.00    7.875     20010201  20310101  360
6522003968      MCGILL             CA       92629       P         CO        1      80.00    8.000     20010201  20310101  360
6523395496      ZHU                CA       94583       P         SF        1      80.00    7.875     20010201  20310101  360
6528983536      APODACA            CA       95023       P         SF        1      80.00    8.000     20010201  20310101  360
6529127505      DAHLGREN           TX       75214       P         SF        1      80.00    7.250     20010301  20310201  360
6530636643      NELSON             CA       94609       P         SF        1      78.70    8.000     20010201  20310101  360
6533835929      SHACKSON           NC       27949       S         PD        8      70.30    8.000     20010201  20310101  360
6536818872      GARCIAS            CA       90045       P         SF        1      80.00    7.750     20010201  20310101  360
6537963735      ADAMSKI            CA       95124       P         SF        1      80.00    8.000     20010301  20310201  360
6541921711      BARNES             TX       75070       P         PD        1      80.00    8.125     20010301  20310201  360
6542358426      MCELROY            AZ       85016       P         PD        1      80.00    8.125     20010201  20310101  360
6542648115      CONGDON            OR       97212       P         SF        1      80.00    7.750     20010201  20310101  360
6543362666      HOLLAND            CA       92253       P         PD        1      64.20    8.000     20010201  20310101  360
6544571679      PEPINO             WA       98033       P         SF        8      62.30    7.875     20010301  20310201  360
6544841452      BORJA              CA       91307       P         PD        8      68.70    8.000     20010201  20310101  360
6544951905      HILL               ID       83333       P         SF        6      51.40    8.125     20010301  20310201  360
6549373352      STABLES            CA       90039       P         SF        8      56.20    8.000     20010201  20310101  360
6549392246      CHATES             MA       02493       P         SF        8      64.80    8.000     20010201  20310101  360
6549808993      VALDIVIA           CA       92660       P         SF        1      80.00    8.000     20010301  20310201  360
6549979380      CROOK              OR       97229       P         SF        1      80.00    8.250     20010301  20310201  360
6552818327      GIORDANO           CA       94506       S         PA        1      78.90    7.875     20010201  20310101  360
6553567519      GEHRKE-NEUMANN     CA       94588       I         PD        1      64.90    8.125     20010201  20310101  360
6553796563      ALIOTTI            CA       94920       P         SF        8      44.50    8.250     20010201  20310101  360
6558341787      RUSSELL            CA       95123       P         SF        1      80.00    7.875     20010201  20310101  360
6560192103      COLLINS            CA       95062       P         SF        8      79.30    8.125     20010201  20310101  360
6561221489      GROOT              VA       20165       P         PD        1      80.00    7.875     20010201  20310101  360
6561932952      LY                 CA       94132       P         SF        1      80.00    8.125     20010201  20310101  360
6563133187      COBB               CA       95819       P         SF        1      89.50    7.500     20010201  20310101  360
6564324744      BENATAR            NY       10001       P         CH        1      28.60    8.000     20010301  20310201  360
6564474499      FULTON             CA       91901       P         PD        8      80.00    8.375     20010201  20310101  360
6567956146      BONYADI            CA       92653       P         PD        8      57.10    8.125     20010201  20310101  360
6568368515      SIOMADES           MD       20882       P         SF        1      80.00    8.000     20010201  20310101  360
6569477588      JACOBS             CA       91401       P         SF        6      74.90    7.875     20010201  20310101  360
6569766030      NINDL              CA       94401       P         CO        1      80.00    7.375     20010301  20310201  360
6570774114      VINCENT            VA       22101       P         SF        1      78.70    7.875     20001201  20301101  360
6571302600      COLLETT            TN       37027       P         PD        1      78.80    7.750     20010201  20310101  360
6571753851      FORD               CA       94025       P         SF        8      24.20    8.250     20010201  20310101  360
6572637178      NESLUND            FL       34217       S         SF        1      84.30    7.875     20010201  20310101  360
6580303102      MARTIN             CA       95125       P         SF        1      90.00    7.750     20010201  20310101  360
6580690706      NOBLE              CA       92887       P         PD        1      80.00    8.000     20010301  20310201  360
6582378615      ATTFIELD           WA       98024       P         SF        1      61.20    7.625     20010301  20310201  360
6582929235      STEVENSON          GA       30341       P         SF        1      80.00    7.500     20010301  20310201  360
6583518177      NIELSEN            CA       92009       P         PD        1      80.00    7.875     20010201  20310101  360
6583809147      PILKINGTON         CO       80020       P         PD        8      56.10    8.125     20010201  20310101  360
6583871329      GILL               CA       94607       P         CO        1      79.60    8.125     20010201  20310101  360
6584912874      LEE                CA       91207       P         SF        1      80.00    7.875     20010301  20310201  360
6587932242      WEIMER JR.         CA       94103       P         4F        6      66.60    8.250     20010201  20310101  360
6591588147      LIU                CA       92127       P         PD        1      69.10    7.875     20010201  20310101  360
6598401518      DUNN               CA       92009       P         PD        1      79.90    8.250     20010201  20310101  360
6604540903      PADEN              CA       91765       P         PD        6      51.40    8.375     20010201  20310101  360
6604964913      REZNIK             CA       94132       P         SF        1      80.00    7.875     20010201  20310101  360
6605587168      RANDERSON          CA       90049       P         SF        1      80.00    7.875     20010201  20310101  360
6606215173      ABAYA              CA       95051       P         SF        6      75.00    8.000     20010301  20310201  360
6606470224      HOWARD             SC       29577       P         SF        6      45.50    8.000     20010301  20310201  360
6606722533      WEXLER             NC       28270       P         SF        1      80.00    7.750     20010201  20310101  360
6607628028      DAVIS              CA       94514       P         PD        1      80.00    7.875     20010301  20310201  360
6612036977      CASEY              CA       94118       P         CO        6      33.60    8.000     20010301  20310201  360
6614708599      MCMANUS            MA       02152       P         SF        1      80.00    7.750     20010301  20310201  360
6616296247      PIERCE             CA       91362       P         CO        1      95.00    7.500     20010201  20310101  360
6617319279      CAWDREY, JR.       CA       91789       P         SF        8      88.10    8.250     20010201  20310101  360
6617632846      HALPIN             VA       22182       P         SF        6      70.00    7.750     20010301  20310201  360
6618721705      PLASTIRAS          NV       89451       I         CO        1      70.00    8.375     20010201  20310101  360
6618769274      HARRIS             CA       94566       P         SF        8      72.60    8.250     20010201  20310101  360
6621932752      VIELLEUX           MO       64061       P         SF        8      75.00    7.875     20010301  20310201  360
6622120415      SANCHEZ            CA       95135       P         SF        8      69.20    8.000     20010201  20310101  360
6623784532      BROWN              TX       78726       P         PD        8      76.60    7.625     20010301  20310201  360
6624473499      KROLL              CA       92629       P         CO        8      41.60    8.500     20010201  20310101  360
6625410045      VAN ECHTELD        FL       33064       P         SF        6      32.00    7.875     20010301  20310201  360
6626962622      CRUM               CA       92620       P         PD        1      80.00    7.875     20010201  20310101  360
6627600890      OLSON              CA       92270       P         PD        1      80.00    7.875     20010201  20310101  360
6627950154      REEDER             CA       93003       P         SF        1      64.90    7.875     20010201  20310101  360
6631521447      PASARI             CA       93442       S         SF        1      80.00    8.000     20010201  20310101  360
6632030430      SPINUZZI           CO       80465       P         PD        1      80.00    7.750     20010301  20310201  360
6633367518      CARLSON            KS       66223       P         SF        1      79.50    7.750     20010201  20310101  360
6633748915      MARTIN             IL       60069       P         SF        1      80.00    8.000     20010301  20310201  360
6634498148      RODEN              VA       22310       P         PD        1      80.00    7.625     20010301  20310201  360
6636676808      DUBENSKY, JR.      CO       81657       S         CO        1      54.30    7.625     20010301  20310201  360
6637027134      CLAIBORNE          CA       92677       P         SF        1      80.00    7.750     20010201  20310101  360
6637344786      VANDENBERG         FL       33767       P         SF        1      70.40    8.000     20010201  20310101  360
6638600822      BONNER             CA       95125       P         SF        1      80.00    8.375     20010201  20310101  360
6641430175      MC GIFFIN          CA       92660       P         SF        8      44.00    8.000     20010201  20310101  360
6643537381      BARBANTE           CA       94044       P         SF        1      80.00    8.125     20010201  20310101  360
6644457159      WITTE              CA       91935       P         SF        8      79.60    8.125     20010201  20310101  360
6645461457      HARRISON           PA       19046       P         SF        1      62.50    7.625     20010301  20310201  360
6646371242      DERRICK III        SC       29902       P         SF        8      80.00    8.000     20010201  20310101  360
6646594322      PERSAUD            CA       91306       P         PD        1      80.00    7.625     20010201  20260101  300
6647223756      ROUGEAU            MO       63005       P         PD        1      50.00    8.250     20010101  20301201  360
6647434494      CAPEN              CA       90266       P         SF        1      70.00    7.875     20010201  20310101  360
6647513180      HAMPTON            CA       94404       P         CO        1      80.00    7.750     20010201  20310101  360
6648896063      SCHOCH             CA       95404       P         SF        8      52.70    7.625     20010201  20310101  360
6649264238      WENTZ              CA       91775       P         SF        1      80.00    7.750     20010301  20310201  360
6650733709      ANTINOPOULOS       SC       29466       P         PD        6      75.00    7.625     20010301  20310201  360
6655199591      DUMONT             CA       94526       P         PD        8      68.80    8.000     20010201  20310101  360
6656038798      BENTLEY            SC       29401       P         SF        1      80.00    7.750     20010301  20310201  360
6657230949      LIN                WA       98075       P         SF        1      74.50    7.500     20010301  20310201  360
6659165010      USTIN              CA       91356       P         SF        8      64.50    8.875     20010201  20310101  360
6660144574      REDDY              CA       94404       P         SF        1      55.90    7.750     20010201  20310101  360
6660585412      HOLLYWOOD          FL       32080       S         PD        1      80.00    7.750     20010201  20310101  360
6662692323      HOUGH              CA       95035       P         SF        6      80.00    8.500     20010301  20310201  360
6663126677      SCHULMAN           TX       75002       P         PD        1      80.00    7.750     20010201  20310101  360
6665833171      KELLEY             TX       78746       P         PD        1      38.90    7.875     20010201  20310101  360
6666116428      KUNDA              IL       60610       P         CH        1      68.10    8.250     20010201  20310101  360
6669492602      HUANG              CA       93065       P         PD        1      76.20    7.500     20010201  20310101  360
6670087466      FRADKIN            CA       92131       P         PD        1      78.00    8.000     20010201  20310101  360
6671634050      NORTON             IL       60657       P         2F        8      73.00    8.250     20010201  20310101  360
6671980446      SANDERS            CA       94556       P         SF        6      64.70    8.000     20010301  20310201  360
6673397243      GRENROOD           CA       92705       P         SF        6      80.00    8.125     20010201  20310101  360
6673716889      WYRICK, JR.        SC       29401       P         SF        6      46.00    8.625     20010201  20310101  360
6675124231      MORLER             CA       90068       P         SF        1      80.00    8.000     20010201  20310101  360
6678011104      GARRETT            CA       92648       P         PD        1      75.00    7.875     20010201  20310101  360
6679638509      HARTIN             CA       95060       P         SF        6      69.20    7.875     20010201  20310101  360
6679758984      HALL               VA       20147       P         PD        6      80.00    8.250     20010201  20310101  360
6680657506      SCHMITT            CA       95051       P         SF        1      80.00    7.500     20010301  20310201  360
6682887242      BEADLE             DC       20009       P         TH        1      80.00    7.875     20010201  20310101  360
6683133943      BOLARIS            CA       92075       P         SF        1      80.00    7.875     20010201  20310101  360
6683565136      RANABARGAR         CA       91104       P         SF        1      80.00    7.750     20010201  20310101  360
6683767682      SHIRAZI            CA       91362       P         PA        6      71.90    8.125     20010201  20310101  360
6685113729      MCINTOSH           TN       37043       P         SF        1      80.00    7.875     20010201  20310101  360
6685126721      BRANZUELA          CA       94510       P         SF        1      80.00    7.750     20010201  20310101  360
6687904869      CARSON             CA       95117       P         PA        1      80.00    7.750     20010201  20310101  360
6688009783      ROTH               MI       48324       P         SF        6      46.20    8.000     20010301  20310201  360
6688636882      MOLLOY             CA       96150       P         SF        6      70.90    8.375     20010201  20310101  360
6690183212      JANBAZ             CA       94583       P         PD        1      80.00    7.875     20010201  20310101  360
6690624157      FROISLAND          WA       98042       P         SF        1      95.00    7.625     20010301  20310201  360
6690783771      ZARDOSHTI          CA       94588       P         SF        1      74.20    7.875     20010201  20310101  360
6691467622      OLSON III          NC       28226       P         SF        8      79.20    7.750     20010201  20310101  360
6692984906      NOLAN              OH       45040       P         SF        8      73.60    8.000     20010301  20310201  360
6695367455      WATERS             CA       92253       P         PD        1      80.00    8.125     20010201  20310101  360
6695978475      ARBOGAST           CA       95065       P         SF        8      67.40    8.000     20010201  20310101  360
6697537857      HILL-DAVIS         IL       60615       P         SF        1      95.00    8.125     20010301  20310201  360
6702023968      HOSEY              WA       98177       P         PD        8      80.00    8.375     20010201  20310101  360
6702465938      TRAN               CA       92648       P         PD        1      80.00    7.875     20010201  20310101  360
6705857552      HARRY              MD       20814       P         SF        1      80.00    8.000     20010201  20310101  360
6706891725      MITCHELL           TN       37069       P         PD        1      79.40    7.875     20010301  20310201  360
6707677693      TUCKER             CA       94941       P         SF        6      44.70    8.375     20010301  20260201  300
6709763665      MILLER             NH       03755       P         SF        6      68.20    8.750     20010201  20310101  360
6709887555      MUELLER, JR.       CA       94030       P         SF        1      42.30    7.750     20010301  20310201  360
6710207868      SHARMA             CA       94080       P         SF        1      80.00    7.625     20010301  20310201  360
6712995916      VISVIKIS           CA       92648       P         PD        1      80.00    8.000     20010201  20310101  360
6716264855      KNEPP              NV       89448       S         SF        1      80.00    7.875     20010301  20310201  360
6716927840      VINSON             GA       30327       P         SF        1      80.00    7.875     20010201  20310101  360
6717637752      DWYER              CA       94133       P         CO        8      67.20    7.875     20010201  20310101  360
6718178095      HARRISON           CA       93940       S         SF        1      80.00    8.125     20010201  20310101  360
6718395673      O'CONNOR           CA       94301       P         SF        1      80.00    7.750     20010201  20310101  360
6719602648      HEMKER             CA       94595       P         SF        1      80.00    7.625     20010201  20310101  360
6722481568      DENMAN             FL       33156       P         SF        1      51.60    7.875     20010201  20310101  360
6722726756      MAZZOLENI          MA       01583       P         SF        6      75.00    8.000     20010301  20310201  360
6723142540      PEEPLES            TX       78258       P         PD        8      80.00    8.125     20010201  20310101  360
6726223248      CLIFTON            CA       95340       P         SF        1      90.00    8.375     20010301  20310201  360
6726407858      GLAZER             KS       66207       P         SF        8      79.60    8.250     20010201  20310101  360
6727162684      DEVARAKONDA        CA       95148       P         SF        1      80.00    8.500     20010201  20310101  360
6728477107      GUERRERO           CA       94107       P         CO        1      80.00    8.000     20010201  20310101  360
6729271699      MUIR               CA       94040       P         PA        1      69.00    8.000     20010201  20310101  360
6729542867      CAMACHO            CA       95136       P         CO        1      80.00    8.125     20010201  20310101  360
6730490437      JENDRUSINA         CA       92663       I         SF        1      35.50    8.125     20010201  20310101  360
6732184160      LU                 CA       94044       P         SF        6      79.30    8.250     20010201  20310101  360
6732795569      TUMEY              TX       77027       P         PD        1      80.00    8.000     20010201  20310101  360
6733472382      WARD               FL       32207       P         SF        1      52.00    7.750     20010301  20310201  360
6737723756      ORTIZ              CA       95111       P         2F        1      90.00    8.000     20010201  20310101  360
6737935855      HEDBERG            NC       27915       S         PD        1      80.00    8.000     20010301  20310201  360
6739637640      SOTER              NC       27959       S         PA        1      78.10    7.875     20010301  20310201  360
6741417379      DEBLASIO           VA       22101       P         PD        8      61.70    8.125     20010201  20310101  360
6742526061      STEVENS            CA       93065       P         SF        8      64.10    8.125     20010201  20310101  360
6744156909      BYRNES             AL       35242       P         PD        1      58.50    8.000     20010201  20310101  360
6746091245      TOPPER             CA       94022       P         SF        8      37.90    7.875     20010201  20310101  360
6750395573      SHARMA             NJ       07305       P         CO        1      89.80    8.125     20010201  20310101  360
6752727054      ANDREACCHI         CA       95136       P         SF        1      80.00    7.750     20010201  20310101  360
6753897088      KIRK               CA       90278       P         CO        6      75.00    8.250     20010201  20310101  360
6754381223      BERGER             NY       10597       P         SF        1      50.50    8.250     20010301  20310201  360
6757526790      WILLIAMS           TX       77059       P         PD        1      80.00    8.000     20010201  20310101  360
6759205690      PATEL              CA       92130       P         PD        1      78.80    8.125     20010201  20310101  360
6765017949      DEBACKER           CA       94577       P         SF        1      73.80    7.750     20010201  20310101  360
6768055714      WISE               CA       92026       P         SF        8      64.80    8.000     20010201  20310101  360
6769140242      MARINI             CA       95126       P         PA        1      80.00    8.000     20010301  20310201  360
6772562267      ZHAO               CA       95133       P         PD        1      80.00    8.000     20010201  20310101  360
6774538026      HUANG              CA       94401       I         CO        8      57.50    8.375     20010201  20310101  360
6776142538      BOSS               CA       94583       P         PA        1      80.00    8.000     20010201  20310101  360
6777100436      WONG               CA       94065       P         PD        1      69.00    7.750     20010201  20310101  360
6782131657      HOBBS              CA       94114       P         SF        1      80.00    7.750     20010201  20310101  360
6782851007      WALTON             NC       28270       P         SF        1      90.00    7.875     20001201  20301101  360
6782864463      BRAFFORD           IL       60100       P         CO        1      80.00    7.750     20010301  20310201  360
6783266809      TILLSON            CA       91436       P         SF        1      72.30    7.625     20010301  20310201  360
6783665703      AYYAGARI           CA       94587       P         SF        1      75.00    8.125     20010201  20310101  360
6785033868      JENNINGS III       CA       94708       P         SF        1      66.70    7.500     20010301  20310201  360
6787173019      FUKUI              CA       95630       P         PD        1      80.00    8.125     20010201  20310101  360
6787995742      ANDERSON           WA       98070       P         SF        1      80.00    7.875     20010201  20310101  360
6790976242      NESS               CA       95747       P         SF        1      80.00    7.750     20010201  20310101  360
6795069787      CONENNA            IL       60101       P         SF        1      87.60    8.250     20010301  20310201  360
6795657839      TISELL             CA       94904       P         SF        8      54.80    8.000     20010201  20310101  360
6797122717      BERNARD            AZ       85253       P         SF        1      58.10    7.875     20010201  20310101  360
6797946958      GAZZALE            CA       90068       P         SF        8      85.40    8.000     20010201  20310101  360
6809637595      VEGA               CA       90046       P         SF        1      48.10    7.875     20010301  20310201  360
6809996264      PIKE               FL       32583       P         PD        1      80.00    7.750     20010201  20310101  360
6811687182      FEDER              CA       94043       P         CO        1      80.00    7.750     20010201  20310101  360
6812568696      LOUGHLIN           CA       95125       P         SF        1      80.00    8.125     20010201  20310101  360
6812671227      MAKOVER            CA       94010       P         CO        1      74.40    7.750     20010201  20310101  360
6813292437      AUBE JR.           TX       75032       P         PD        6      74.40    7.750     20010301  20310201  360
6814951015      MARWIL             MI       48322       P         SF        8      79.10    8.250     20010301  20310201  360
6815373409      O'CONNELL          NV       89509       P         SF        1      80.00    7.875     20010201  20310101  360
6815921280      MCCARTY            NC       28037       P         SF        8      63.10    7.750     20010201  20310101  360
6816307307      RICHARD            CA       94303       P         SF        1      80.00    7.875     20010201  20310101  360
6817443598      GLENDON            MA       01845       P         SF        1      80.00    8.250     20010201  20310101  360
6821796916      KARNES             WA       98366       P         SF        1      89.90    7.625     20010301  20310201  360
6828778719      MARSHALL II        CA       94920       P         CO        8      80.00    8.500     20010201  20310101  360
6829311767      SENTER             CA       95608       P         PD        1      80.00    7.750     20010301  20310201  360
6830197643      SULLIVAN           CT       06831       P         SF        1      71.40    8.250     20010201  20310101  360
6840458076      RUSH III           WA       98112       P         SF        8      60.30    7.750     20010201  20310101  360
6844697174      RAMISH             CA       95687       P         SF        1      80.00    8.125     20010201  20310101  360
6848082373      SWANSON            CA       95037       P         SF        8      79.60    7.625     20010301  20310201  360
6848638471      MASKE              FL       34229       P         PD        1      46.70    7.750     20010201  20310101  360
6849027898      SACCO              CA       94596       P         SF        1      80.00    8.000     20010201  20310101  360
6849389322      DEL GIORNO         AZ       86001       S         SF        1      75.00    7.875     20010301  20310201  360
6850067064      GOEL               CA       91320       P         PD        1      75.00    7.625     20010201  20310101  360
6850684041      NEWMAN             CA       90024       P         CO        1      78.60    7.875     20010201  20310101  360
6851871100      TSIMRING           CA       92128       P         PD        1      80.00    8.000     20010201  20310101  360
6855602758      RATH               VA       22207       P         SF        1      95.00    7.750     20010301  20310201  360
6858411108      LEUNG              CA       91011       P         SF        8      78.30    8.000     20010301  20310201  360
6858449967      BRADY              DC       20007       P         2F        1      79.90    8.375     20010101  20301201  360
6860203683      KONG               CA       94568       P         PD        1      79.60    7.875     20010201  20310101  360
6866866632      DIMOND             CA       94303       P         SF        1      80.00    8.000     20010301  20310201  360
6870763288      FLORES             CA       94132       I         SF        1      69.80    7.875     20010201  20310101  360
6872712622      HERNANDEZ          CA       95127       P         SF        1      90.00    8.250     20010101  20301201  360
6880452740      VALIANT, JR.       CA       94019       P         SF        1      80.00    8.000     20010201  20310101  360
6882909762      CUADRO             CA       94131       P         PD        6      75.00    7.500     20010201  20310101  360
6884041192      BARCLAY            IL       60610       P         CH        1      80.00    8.125     20010201  20310101  360
6886896254      RICHARDS           CA       94960       P         SF        8      36.80    8.000     20010201  20310101  360
6887490206      LOHANI             CA       95035       P         CO        1      80.00    8.000     20010101  20301201  360
6888094445      JOLSON             CA       90068       P         SF        1      80.00    7.875     20010201  20310101  360
6889846157      VILLAGRAN          CA       95121       P         SF        6      63.70    7.875     20010301  20310201  360
6890293712      WEINSTOCK          CA       92014       P         SF        8      40.90    8.125     20010101  20301201  360
6890338145      CARPENTER          CA       94403       P         SF        6      74.80    8.875     20010101  20301201  360
6892132363      BIDINOST           CA       94061       P         SF        1      59.90    7.875     20010101  20301201  360
6892432276      MANNING            MA       02124       P         4F        8      84.70    8.375     20010301  20310201  360
6895283320      BROWN              CA       94596       I         PA        1      50.00    8.125     20010201  20310101  360
6895436936      HAMILTON           GA       30024       P         PD        1      80.00    8.000     20010301  20310201  360
6897477169      KIM                CA       94555       P         SF        6      75.00    8.000     20010201  20310101  360
6898032377      KATZ               CA       92024       P         PD        1      68.50    8.750     20010201  20310101  360
6901820610      LILE               CA       94954       P         PD        8      68.50    8.250     20010101  20301201  360
6902461067      LEE                CA       94306       P         SF        8      44.80    8.875     20010101  20301201  360
6902728135      JATALA             CA       95949       P         SF        8      73.70    8.375     20010201  20310101  360
6902869228      BIRDSALL           CA       94526       P         SF        6      80.00    8.250     20010201  20310101  360
6902937504      SILVER             CA       96140       S         SF        1      80.00    8.375     20010101  20301201  360
6903006507      SHTABSKY           AZ       86004       P         PD        1      78.90    7.625     20010301  20310201  360
6903117080      JENSEN             AZ       85374       P         PD        1      80.00    7.875     20010301  20310201  360
6903566138      WANDER             CA       95032       P         SF        6      30.30    8.000     20010201  20310101  360
6905264476      SALAS              CA       94507       P         SF        6      36.70    7.750     20010201  20310101  360
6905499361      TRUMP              CA       90266       P         SF        8      35.90    7.750     20010201  20310101  360
6905564529      SULLIVAN           CA       94014       P         CO        1      80.00    8.250     20010201  20310101  360
6905569072      SEARS, JR.         CA       91361       P         PD        6      65.70    7.750     20010201  20310101  360
6905595689      DECKER             CA       95762       P         SF        1      80.00    8.125     20010101  20301201  360
6906574527      SILVERBERG         CA       90405       P         SF        8      80.00    8.250     20010101  20301201  360
6906923120      BARBIERI           CT       06905       P         SF        1      80.00    8.000     20010201  20310101  360
6907616525      SHAW               CA       94611       P         SF        1      54.30    8.125     20010201  20310101  360
6908817171      COX                CA       94110       P         SF        1      80.00    7.875     20010301  20310201  360
6908876706      VOLPE              SC       29466       P         SF        1      67.70    7.750     20010301  20310201  360
6909759919      KNELLER            CA       90278       P         SF        1      80.00    8.125     20010201  20310101  360
6910050746      CORNELL            CA       96150       S         SF        1      80.00    8.625     20010101  20301201  360
6910708459      KHAN               CA       94583       P         PA        1      80.00    8.250     20010101  20301201  360
6911883277      VENTERS            CA       94122       P         CO        1      80.00    8.250     20010101  20301201  360
6912661532      SCHIMMELPFENNIG    CA       92673       P         PD        1      80.00    8.125     20010201  20310101  360
6915999681      ROSSI              CA       92028       P         SF        1      80.00    8.000     20010201  20310101  360
6918244762      RIGBY              NC       27615       P         SF        1      77.80    7.750     20010301  20310201  360
6919062403      PANGANAMALA        CA       94555       P         PD        6      69.90    8.500     20010101  20301201  360
6919676905      DEUTSCH            CA       92028       P         SF        8      72.40    8.000     20010201  20310101  360
6920866925      RUIZ               CA       94545       P         SF        1      80.00    8.250     20010201  20310101  360
6921216849      CANAAN             CA       94550       P         SF        1      80.00    8.375     20010201  20310101  360
6921797004      PEGG               CA       94538       P         SF        1      80.00    8.250     20010101  20301201  360
6922559080      TU                 CA       92660       P         PD        1      80.00    8.000     20010101  20301201  360
6923292087      BROWN              CA       94903       P         SF        1      66.60    7.875     20010201  20310101  360
6923718719      SPEKTOR            CA       94596       P         SF        1      68.20    8.125     20010101  20301201  360
6923952771      ELRINGTON          CA       90056       P         SF        1      80.00    7.875     20010201  20310101  360
6924139279      AHMADI             CA       95121       P         SF        1      80.00    8.250     20010201  20310101  360
6924897108      MAHAN              CA       91106       P         SF        1      78.80    8.125     20010201  20310101  360
6925086263      BELL               CA       92618       P         PD        1      80.00    8.250     20010201  20310101  360
6925285733      MILLER             CA       94010       P         SF        8      19.50    8.125     20010101  20301201  360
6928625315      GUGEL              CA       94954       P         SF        1      58.60    7.875     20010101  20301201  360
6930150062      WINTER             CA       90292       P         CO        1      80.00    8.125     20010101  20301201  360
6930322190      JIANG              CA       94116       P         SF        1      80.00    8.000     20010201  20310101  360
6930633893      REESE              CA       94519       P         SF        6      64.70    8.125     20010201  20310101  360
6930676769      CAMPBELL           CA       93908       P         SF        1      80.00    8.000     20010101  20301201  360
6931522095      JOLLY              CA       95123       P         SF        1      80.00    8.125     20010101  20301201  360
6932531285      HUTCHISON          CA       94583       P         PD        1      69.00    8.000     20010201  20310101  360
6933947613      SCHMIDT            MD       20896       P         SF        1      80.00    7.500     20010301  20310201  360
6934284925      YOUNG              CA       94702       P         SF        6      75.00    8.500     20010201  20310101  360
6937577994      JENSEN             CA       91104       P         SF        1      80.00    7.750     20010101  20301201  360
6937670450      DOLATSHAHI         CA       95662       P         SF        1      75.00    7.875     20010201  20310101  360
6938440127      BUTLER             CA       92040       P         SF        8      95.00    8.875     20010201  20310101  360
6939145337      POLLARD            CA       95124       P         SF        1      70.60    8.125     20010101  20301201  360
6939638422      ECK                CA       94501       P         CO        1      80.00    7.875     20010201  20310101  360
6939677396      WORD,III           VA       20191       P         PD        1      80.00    7.750     20010301  20310201  360
6940763359      BULUT              CA       95032       P         PA        1      80.00    8.250     20010101  20301201  360
6940976738      LEDESMA            CA       93933       P         SF        6      74.30    7.750     20010101  20301201  360
6944729745      MATSUBAYASHI       CA       94538       P         SF        1      80.00    7.875     20010201  20310101  360
6945028295      DICONZA            CA       95037       I         PD        8      28.70    8.500     20010201  20310101  360
6945544218      ASHOUBI            CA       92677       P         PD        1      80.00    7.875     20010101  20301201  360
6945951272      SPENCE             CA       92253       S         PD        1      80.00    7.875     20010201  20310101  360
6946107486      JAMES              CA       94510       P         SF        1      80.00    8.000     20010201  20310101  360
6947998065      MITTLEMAN          CA       92075       P         SF        1      80.00    8.000     20010201  20310101  360
6948230104      FRANDLE            CA       95065       P         SF        1      54.50    7.875     20010101  20301201  360
6948777104      LIU                CA       90212       P         CO        1      80.00    8.625     20010201  20310101  360
6948892242      LIM                CA       94107       S         CO        1      80.00    7.875     20010201  20310101  360
6949384603      CANFIELD           CA       92602       P         PD        1      80.00    7.875     20010101  20301201  360
6950278843      BUHLES             CA       95616       P         SF        1      80.00    8.500     20010101  20301201  360
6951106563      RAYMOND            WA       98070       P         SF        8      77.50    8.000     20010301  20310201  360
6951173738      RAMIREZ            CA       93906       P         SF        1      90.00    8.250     20010201  20310101  360
6952308192      DONEGAN            CA       92672       P         SF        1      66.70    7.875     20010301  20310201  360
6952541685      OAKES              KY       40245       P         SF        8      69.10    8.000     20010301  20310201  360
6952630488      SAFWAT             CA       94044       P         SF        1      80.00    7.625     20010201  20310101  360
6952892468      THUNELL            CA       90631       P         PD        1      70.00    8.000     20010201  20310101  360
6953144851      MARZBAN            CA       90274       P         PA        8      83.10    8.000     20010101  20301201  360
6953389431      SIRAR              CA       95124       P         SF        1      80.00    7.875     20010201  20310101  360
6954971427      JONES              CA       95003       P         SF        1      80.00    8.000     20010201  20310101  360
6955072316      BONNER, JR.        CA       93953       P         SF        6      40.80    8.250     20010101  20301201  360
6956300633      MALOUF             UT       84109       P         SF        6      70.20    7.875     20010301  20310201  360
6957465096      KLEYMEYER          VA       22205       P         SF        1      80.00    7.875     20010301  20310201  360
6957529081      OHM                CA       93940       P         SF        8      41.70    8.250     20010101  20301201  360
6957539684      SNEED              CA       94619       P         SF        6      67.00    7.875     20010301  20310201  360
6958949395      AZIMI              CA       91302       P         SF        1      68.40    8.125     20010101  20301201  360
6959229532      RAMALEY            WA       98292       S         SF        8      77.70    8.250     20010301  20310201  360
6962557762      PRIEST             CA       90278       P         CO        1      80.00    7.875     20010201  20310101  360
6964436874      LEDESMA            CA       95020       P         PA        1      95.00    8.250     20010101  20301201  360
6964450073      ELOVITZ            CA       92688       P         PD        8      79.70    8.125     20010201  20310101  360
6965760678      WYSZYNSKI          IL       60062       P         SF        1      90.00    8.250     20010301  20310201  360
6966173939      WALDEN             CA       94116       P         SF        8      73.40    7.875     20010201  20310101  360
6967225373      CARTER             CA       92604       P         SF        1      80.00    7.625     20010301  20310201  360
6967403285      SALZMAN            CA       94706       P         SF        1      80.00    8.125     20010201  20310101  360
6973376483      MARTINS            CA       94544       P         PD        6      59.60    7.875     20010301  20310201  360
6973921395      PELELLA, JR.       CA       94040       P         SF        1      76.20    7.500     20010201  20310101  360
6975129229      JESSEE             CA       94611       P         SF        1      80.00    7.625     20010301  20310201  360
6976495744      ALEXANDER          CA       94588       P         PA        1      80.00    8.250     20010101  20301201  360
6977468732      INTERIAN,III       CA       91001       P         SF        1      80.00    8.000     20010101  20301201  360
6978482625      CERASUOLO          TN       37027       P         PD        1      80.00    7.375     20010301  20310201  360
6979976211      NIES               CA       94025       P         CO        1      80.00    8.125     20010201  20310101  360
6980380957      GOLDSTEIN          CA       94022       P         SF        1      56.30    8.125     20010101  20301201  360
6980728429      CROWDER            CA       94044       P         SF        1      80.00    7.500     20010201  20310101  360
6982753078      SMITH              CA       92025       P         SF        6      65.90    8.125     20010101  20301201  360
6983251635      REYES              CA       95242       P         SF        1      90.00    8.000     20010301  20310201  360
6984304060      LIETZ              IL       60467       P         SF        1      80.00    7.750     20010301  20310201  360
6987257901      NGUYEN             CA       95132       P         SF        1      74.00    8.000     20010101  20301201  360
6987269328      HANDOG             CA       94536       P         SF        6      74.30    8.375     20010201  20310101  360
6989591240      HUMPHRY            CA       92106       P         SF        6      69.30    7.875     20010201  20310101  360
6990060094      COUGHLAN           CA       94116       P         SF        1      64.30    7.750     20010201  20310101  360
6990095538      BOHL               CA       92106       P         SF        8      35.10    8.250     20010201  20310101  360
6990442870      WOLFE              CA       92591       P         SF        6      65.80    8.375     20010101  20301201  360
6991019008      BROWN              CA       96161       S         PD        1      70.10    8.125     20010301  20310201  360
6991516946      DANQUE             CA       92025       P         SF        1      80.00    8.000     20010201  20310101  360
6991903417      HIGGINSON          CA       95008       P         CO        1      80.00    8.000     20010101  20301201  360
6992001930      GILMAN             CA       93460       P         SF        1      60.60    7.375     20010201  20310101  360
6993355335      ECKMAN             CA       92835       P         SF        6      26.90    8.375     20010201  20310101  360
6993812491      MATHUR             CA       94506       P         PD        1      80.00    8.125     20010201  20310101  360
6994255260      RAIKIN             CA       91307       P         SF        1      80.00    8.000     20010101  20301201  360
6994760582      GODBER             CA       92661       P         SF        8      67.80    8.250     20010201  20310101  360
6997141475      MACKO              CA       95117       P         SF        1      80.00    8.250     20010201  20310101  360
6997527749      BIGGERS            VA       23113       P         SF        1      73.60    7.875     20010201  20310101  360
6997583163      FENDER             CA       94086       P         SF        1      75.00    7.750     20010301  20310201  360
6998625948      ACKERMAN           CA       94019       P         PD        1      51.50    8.000     20010301  20310201  360
6998935404      SPEID              CA       92130       P         PD        1      80.00    8.000     20010201  20310101  360
6999113134      UEBERROTH          CA       92651       P         PD        8      55.40    8.125     20010201  20310101  360
6999124909      LAPTALO            CA       95020       P         SF        1      77.20    7.875     20010201  20310101  360
6999369322      PEREZ              CA       94591       S         SF        1      80.00    8.000     20010201  20310101  360
6999994244      FISCHER            CA       94107       P         SF        6      62.60    8.125     20010101  20301201  360

    ORIGINAL      MONTHLY    CURRENT    REMAINING  SCHEDULED     PMI             APPRAISAL     SALES
       PB          P & I     DUE DATE      TERM     BALANCE      CODE  FICO        VALUE       PRICE
    --        -----     --------      ----     -------      ----  ----        -----       -----
    357,633.00    2,655.42   20010301      359      357,399.64          756       792,500     793,192
    607,228.00    4,402.82   20010201      358      606,389.48          740       759,500     759,036
    434,900.00    3,115.68   20010301      359      434,593.04          741       555,000     543,640
    366,200.00    2,623.50   20010201      358      365,681.40          649       458,000     457,796
    320,500.00    2,407.81   20010301      359      320,295.63          729       401,000     400,857
    344,000.00    2,675.60   20010301      354      342,759.30          790       430,000     430,000
    352,400.00    2,494.27   20010301      358      351,888.26          786       441,000     440,530
    312,200.00    2,345.46   20010201      355      311,190.80          783       425,000     425,000
    500,000.00    3,668.82   20010201      359      499,664.51          803       625,000     625,000
    297,000.00    2,283.68   20010301      358      296,638.87    12              337,000     330,000
    440,050.00    3,228.93   20010201      358      439,457.50          710       550,500     550,500
    300,800.00    2,207.16   20010301      359      300,598.17          762       388,000     376,165
    325,654.00    2,417.97   20010201      359      325,440.98          789       408,000     407,067
    450,000.00    3,500.06   20010201      356      448,925.75          696       678,642     678,153
    300,000.00    2,227.50   20010201      356      299,206.99          741       405,000     403,325
    304,000.00    2,283.86   20010201      357      303,414.42          740       380,000     380,000
    307,950.00    2,286.52   20010201      359      307,748.56          779       400,000     384,990
    452,000.00    3,277.31   20010301      358      451,326.27          718       565,000     565,000
    325,000.00    2,300.33   20010301      359      324,764.77          761       634,000     633,191
    298,300.00    2,162.88   20010201      358      297,750.06          711       399,000     398,800
    279,500.00    2,075.28   20010201      357      278,746.43          730       410,000     365,000
    330,000.00    2,450.25   20010201      358      329,566.78          670       443,000         --
    360,000.00    2,736.26   20010201      358      359,550.92    35    642       413,000         --
    399,400.00    2,724.62   20010301      358      398,774.96    12              470,000     469,900
    340,000.00    2,494.80   20010201      359      339,771.87          744       430,000     425,000
    516,150.00    3,832.40   20010201      358      515,472.45          747       646,000     645,214
    290,000.00    2,077.60   20010201      358      289,589.31          739       410,000         --
    672,100.00    4,990.32   20010201      358      671,217.73          689       841,000     840,172
    280,000.00    2,103.55   20010201      358      279,641.67          654       375,000         --
    406,250.00    3,016.39   20010201      359      405,984.26          697       510,000     507,835
    553,900.00    4,657.50   20010201      358      553,352.92          734       695,000     695,000
    376,000.00    2,758.95   20010201      358      375,493.75          746       478,000     470,000
    276,800.00    2,031.07   20010201      358      276,427.29          760       346,000     346,000
    435,000.00    3,116.40   20010301      358      434,383.96                    590,000     580,000
    270,250.00    1,983.00   20010301      358      269,886.13          728       344,000     337,831
    338,250.00    2,423.26   20010301      358      337,771.00          764       452,000     451,059
    388,000.00    2,779.68   20010301      358      387,450.53          668       490,000     485,000
    300,000.00    2,201.30   20010301      358      299,596.06          789    1,000,000          --
    350,000.00    2,629.44   20010201      359      349,776.81          758       645,000     640,045
  1,000,000.00    7,512.67   20010201      358      998,720.28          678    1,700,000    1,735,000
    404,000.00    2,964.41   20010201      358      403,456.04          749       607,000         --
    348,000.00    2,645.05   20010201      358      347,565.89          633       435,000         --
    288,000.00    2,138.39   20010201      358      287,621.94          696       360,000         --
    475,000.00    3,526.86   20010201      358      474,376.47          770       750,000         --
    383,250.00    2,812.16   20010201      358      382,733.97          673       511,000     511,000
    441,500.00    2,863.56   20010401      340      433,477.06          774       571,000     556,500
    276,000.00    2,097.80   20010201      346      273,296.20          687       372,000         --
    387,000.00    2,975.70   20010201      357      386,291.66    01    630       430,000     430,000
    423,750.00    3,220.81   20010201      356      422,685.36          791       565,000     565,000
    391,200.00    2,973.40   20010201      358      390,712.00          708       510,000     489,000
    516,000.00    3,741.36   20010301      359      515,644.89          754       645,000     645,000
    332,000.00    2,465.09   20010201      359      331,782.83          748       415,000     415,000
    449,648.00    3,457.41   20010201      359      449,375.60          668       565,000     562,061
    344,800.00    2,470.19   20010301      358      344,311.71    35    742       383,500     383,205
    285,150.00    2,142.24   20010201      359      284,968.17          638       401,500     356,442
    303,600.00    2,201.31   20010301      358      303,172.00          755       430,000     379,500
    326,100.00    2,392.81   20010201      358      325,660.92          688       408,000     407,700
    557,600.00    4,189.07   20010201      359      557,244.43          758       697,000         --
    383,200.00    2,946.48   20010201      358      382,734.06          732       479,000     479,000
    328,000.00    2,406.75   20010301      358      327,558.37          785       425,000     410,000
    565,000.00    4,394.51   20010201      358      564,330.46          741    1,200,000          --
    300,000.00    2,201.30   20010201      358      299,596.06          760       692,000     633,000
    319,200.00    2,314.43   20010301      357      318,536.63          743       400,000     399,000
    319,900.00    2,291.80   20010201      359      319,674.22          734       402,000     399,900
    302,400.00    2,218.90   20010201      359      302,197.10    12    739       336,000         --
    314,600.00    2,335.90   20010301      358      314,187.01          676       395,000     393,342
    540,000.00    4,009.48   20010201      358      539,291.15          727       675,000     675,000
    629,600.00    4,841.08   20010301      358      628,834.47          735       800,000     787,000
    319,900.00    2,375.25   20010401      358      319,480.06          733       400,000     399,900
    280,450.00    2,106.93   20010301      358      280,091.09    35    713       318,000     295,238
    512,850.00    3,718.52   20010201      356      511,424.27          697       673,000     641,105
    304,000.00    2,230.64   20010201      357      303,383.99          680       400,000     380,000
    504,000.00    3,875.32   20010201      358      503,387.20          699       630,000     630,000
    408,550.00    3,105.28   20010201      358      408,040.35          681       511,000     510,705
    446,000.00    3,311.54   20010201      358      445,414.43          720       560,000     557,500
    415,950.00    3,052.10   20010201      358      415,341.72          749       520,000     519,950
    428,000.00    3,140.52   20010201      358      427,423.71          695       535,000     535,000
    599,375.00    4,502.91   20010301      359      598,992.79          809       860,000     856,250
    295,500.00    2,117.00   20010301      358      295,081.53          777       370,000     369,397
    450,000.00    3,301.95   20010201      358      449,394.09          780       900,000         --
    279,900.00    2,127.44   20010201      358      279,550.84          735       353,000     349,880
    650,000.00    4,883.23   20010201      359      649,585.52          724    1,015,000          --
    286,500.00    2,152.38   20010301      358      286,133.36    35    676       340,000     337,500
    368,800.00    2,803.15   20010301      358      368,339.94          780       465,000     461,000
    305,000.00    2,185.06   20010301      358      304,216.24          797       415,000     415,000
    333,000.00    2,443.44   20010301      358      332,551.63    11    693       380,000     370,000
    314,550.00    2,335.52   20010101      358      314,137.10          766       394,000     393,210
    500,000.00    3,756.33   20010201      357      499,036.91          753       869,000         --
    315,000.00    2,422.08   20010201      356      314,090.88    24    710       350,000     350,000
    279,000.00    2,096.03   20010201      356      278,280.98          702       700,000         --
    290,400.00    2,080.46   20010201      358      289,988.74          716       382,000     363,022
    355,000.00    2,574.00   20010301      358      354,509.77          736       540,000         --
    641,175.00    4,816.94   20010201      359      640,766.14          725       865,000     854,900
    308,050.00    2,233.58   20010201      359      307,838.00          788       456,000     452,546
    276,000.00    2,049.30   20010301      359      275,819.45                    345,000     345,000
    280,000.00    2,078.99   20010301      358      279,632.44          733       360,000     350,000
    432,000.00    3,283.52   20010301      359      431,731.47          764       540,000     540,000
    377,900.00    2,707.33   20010201      359      377,633.27          712       480,000         --
    323,900.00    2,320.46   20010301      357      322,932.93    12    683       360,000     359,900
    400,000.00    2,935.06   20010201      359      399,731.61          739       500,000         --
    424,000.00    3,148.19   20010201      358      423,443.40          795       539,000     530,000
    432,800.00    3,251.49   20010201      358      432,246.12          774       541,000     541,000
    520,000.00    3,680.53   20010301      359      519,623.64          641       650,000     650,000
    296,000.00    2,197.80   20010301      359      295,806.37          750       370,000     390,818
    525,000.00    3,990.38   20010301      359      524,474.17          768       760,000         --
    330,000.00    2,421.42   20010201      359      329,778.58          785       412,500         --
    336,000.00    2,436.23   20010201      359      335,768.77          749       420,000         --
    351,000.00    2,606.17   20010301      358      350,539.23          736       550,000         --
    574,000.00    4,362.82   20010301      359      573,603.72          702       820,000         --
    296,000.00    2,171.95   20010201      358      295,601.44          685       370,000     370,000
    402,000.00    3,055.49   20010301      358      401,498.53          719       504,000     502,500
    440,000.00    3,228.56   20010201      358      439,407.58          749       636,500         --
    357,720.00    2,687.43   20010201      355      356,563.67          720       450,000     447,150
    440,000.00    3,305.58   20010201      351      437,340.05          609       550,000     550,000
    316,000.00    2,346.29   20010301      359      315,793.29          753       445,000     445,000
    345,000.00    2,501.49   20010201      359      344,762.57          668       460,000         --
    356,000.00    2,643.29   20010301      358      355,532.68          719       445,000     445,000
    380,000.00    2,755.26   20010201      359      379,738.49          750       680,000     680,000
    425,000.00    3,230.31   20010201      358      424,469.83          790       725,000     725,000
    356,000.00    2,737.33   20010201      358      355,567.15          810       460,000     445,000
    308,000.00    2,259.99   20010201      358      307,585.30          655       387,000     385,000
    637,000.00    4,841.66   20010201      358      636,205.38          764       980,000     980,000
    283,550.00    2,055.93   20010201      358      282,957.14    11    747       299,000     298,500
    322,200.00    2,420.58   20010201      356      321,369.65          759       406,000     402,770
    285,000.00    2,116.12   20010201      358      284,625.88          734       360,000         --
    355,000.00    2,574.00   20010301      358      354,509.77          728       480,000     480,000
    296,000.00    2,197.80   20010201      359      295,806.37          773       375,000     370,000
    442,300.00    3,284.07   20010201      359      442,010.67          753       603,000     552,937
    345,000.00    2,531.49   20010201      358      344,535.48          767       510,000     486,737
    296,650.00    2,176.71   20010301      359      296,450.96          660       375,000     370,848
    279,550.00    2,051.24   20010201      358      279,173.61          773       355,000     349,454
    360,000.00    2,704.56   20010201      359      359,770.44          779       450,000     450,000
    304,000.00    2,230.65   20010301      358      303,577.59          711       384,000     380,048
    549,950.00    3,987.52   20010201      358      549,190.57          735       720,000     719,950
    375,000.00    2,751.62   20010301      359      374,748.30          737       505,000         --
    414,000.00    3,037.79   20010201      359      413,722.21          731       556,000         --
    320,000.00    2,517.44   20010301      358      319,630.32          637       502,000     501,954
    387,920.00    2,914.32   20010301      357      387,172.78          763       485,000     484,900
    300,000.00    2,577.47   20010201      356      299,433.26    11    704       334,000     330,000
    297,600.00    2,183.69   20010301      357      296,909.59          645       381,000         --
    471,840.00    3,421.17   20010301      357      470,859.43          774       590,000     589,800
    442,000.00    3,281.84   20010201      357      441,126.72                    554,000     552,609
    607,821.00    4,407.13   20010201      357      606,557.84          694       760,000     759,777
    295,280.00    2,115.43   20010301      359      295,071.59    01    752       350,000     347,390
    383,400.00    2,813.26   20010201      357      382,623.06    11    711       430,000     426,000
    325,980.00    2,448.98   20010201      357      325,352.09    13    699       362,500     362,201
    339,200.00    2,488.93   20010201      358      338,743.29          705       430,000     424,000
    552,510.00    4,054.12   20010201      358      551,766.09          697       691,000     690,638
    426,024.00    3,200.58   20010201      357      425,203.40          678       540,000     532,530
    250,000.00    2,124.98   20010301      357      249,023.38    13    756       310,000         --
    580,000.00    4,459.70   20010101      358      579,294.78          714       725,000     725,000
    320,000.00    2,404.06   20010301      357      319,383.60          651       530,000     530,000
    348,000.00    2,614.41   20010201      358      347,554.65          723       440,000     435,000
    275,097.00    2,066.72   20010301      357      274,567.09    11    762       305,000     298,500
    336,000.00    2,583.55   20010301      358      335,591.46          792       422,000     420,000
    600,000.00    4,350.42   20010301      359      599,587.08          759    1,180,000    1,175,000
    399,300.00    2,860.64   20010201      357      398,449.04          741       500,000     499,139
    311,200.00    2,337.95   20010201      357      310,600.55          669       390,000     389,000
    392,000.00    2,979.49   20010301      357      391,068.81          778       520,000     490,000
    283,269.00    2,053.90   20010201      357      282,680.31          687       355,000     354,087
    282,700.00    2,049.78   20010301      357      282,112.48          683       400,300     400,265
    345,000.00    2,561.62   20010301      359      344,774.32          792       475,000     460,000
    276,800.00    1,983.03   20010201      357      276,210.12          741       346,000     348,701
    280,250.00    2,080.85   20010201      357      279,696.30          698       374,000     373,694
    620,000.00    4,549.34   20010301      359      619,583.99          774       780,000     775,000
    492,000.00    3,610.12   20010201      358      491,337.56          723       615,000     631,450
    450,000.00    3,146.47   20010201      359      449,666.03          646       750,000     740,340
    315,000.00    2,366.49   20010201      359      314,799.14          661       420,000         --
    348,000.00    2,523.24   20010301      359      347,760.51          659       435,000     435,000
    309,219.00    2,350.29   20010201      359      309,026.80          715       387,000     386,524
    297,000.00    2,153.46   20010301      359      296,795.60    11    773       330,000     330,000
    382,000.00    2,769.77   20010201      359      381,737.10          746       480,000     477,500
    304,000.00    2,204.22   20010201      358      303,558.32          690       394,000         --
    319,900.00    2,403.30   20010201      359      319,696.01          694       400,000     399,900
    576,000.00    4,226.48   20010201      359      575,613.52          668       720,000     720,000
    344,800.00    2,590.37   20010201      359      344,580.13          733       447,900     431,000
    407,000.00    2,951.03   20010301      360      407,000.00          751       595,000         --
    300,000.00    2,280.22   20010201      359      299,813.53          771       375,000     375,000
    459,700.00    3,333.14   20010201      358      459,065.21          770       575,000     574,713
    380,200.00    2,789.77   20010201      359      379,944.90          762       483,500     475,251
    471,050.00    3,538.85   20010301      358      470,447.17          740       589,000     588,862
    313,200.00    2,270.92   20010201      359      312,984.46          751       395,000     391,500
    286,425.00    2,202.36   20010201      358      286,076.73    06    611       301,500     301,500
    297,000.00    2,257.41   20010201      359      296,815.40          753       397,000     396,000
    430,000.00    3,080.58   20010301      359      429,696.50          693       625,000         --
    336,950.00    2,561.06   20010201      359      336,740.57          719       483,000     481,428
    359,050.00    2,634.58   20010201      359      358,809.09    35    756       420,000     398,963
    667,000.00    4,836.21   20010201      359      666,540.98          722       834,000     834,000
    390,800.00    2,833.58   20010201      358      390,260.33    11    777       435,000     434,290
    689,200.00    5,117.30   20010301      358      688,295.27          720       919,000     918,952
    484,000.00    3,467.44   20010301      359      483,658.39          787       605,000     605,000
    295,100.00    2,139.68   20010301      358      294,571.46          766       369,000     368,900
    359,300.00    2,605.18   20010201      358      358,803.83          677       450,000     449,127
    386,400.00    2,801.67   20010301      359      386,134.08          806       495,000     483,000
    450,000.00    3,460.12   20010301      358      449,452.83          746       720,000     707,000
    537,421.00    3,943.40   20010301      358      536,697.41          755       672,000     671,776
    364,500.00    2,611.32   20010301      359      364,242.74    06    773       407,500     405,000
    336,000.00    2,553.84   20010201      359      335,791.16          680       429,000     420,000
    806,500.00    6,058.97   20010201      359      805,985.72          725     1,225,000        --
    484,000.00    3,551.42   20010301      359      483,675.25          684       632,000     610,000
    325,500.00    2,445.38   20010301      359      325,292.43          726       580,000     575,000
    280,000.00    2,054.54   20010301      359      279,812.13          693       390,000     380,500
    364,000.00    2,734.62   20010301      359      363,702.50          689       455,000     455,000
    289,574.00    2,175.48   20010201      358      289,203.41          686       460,000     459,574
    275,850.00    2,072.37   20010301      358      274,173.85          742       345,000     344,818
    490,000.00    3,552.85   20010301      358      489,323.34          794       689,900     689,900
    542,900.00    4,126.43   20010201      359      542,562.56          716       720,000     703,250
    316,800.00    2,297.02   20010201      359      316,581.98    35    690       352,000         --
    460,000.00    3,455.83   20010301      359      459,706.67          732       575,000     575,000
    300,000.00    2,149.24   20010201      359      299,788.26          721       455,000     450,000
    383,200.00    2,778.47   20010301      359      382,936.28          756       479,000     479,000
    289,636.00    2,074.99   20010201      359      289,431.58    12    726       319,000     315,199
    294,530.00    2,161.16   20010201      358      294,133.43          793       505,000         --
    456,000.00    3,345.97   20010201      358      455,386.02          656       570,000     570,000
    436,000.00    3,237.29   20010301      358      435,337.65          724       545,000     545,000
    332,900.00    2,413.76   20010301      358      332,440.29    24    762       370,000     369,900
    435,000.00    3,344.77   20010201      358      434,471.09          625       600,000         --
    320,400.00    2,435.27   20010201      358      319,833.95    01    792       356,000     356,000
    327,960.00    2,406.45   20010201      359      327,739.95          694       410,000     409,950
    340,200.00    2,829.62   20010201      358      339,855.04    12    744       380,000         --
    532,000.00    3,765.47   20010301      359      531,614.95          769       760,000         --
    317,200.00    2,272.46   20010201      359      316,976.12          781       397,000     396,554
    552,000.00    4,098.58   20010201      359      551,638.92          682       759,000         --
    374,000.00    2,711.76   20010301      359      373,742.62          723       540,000         --
    368,000.00    2,764.67   20010201      359      367,765.33          746       460,000     460,000
    316,000.00    2,374.00   20010201      359      315,798.50          744       395,000     395,000
    442,000.00    3,166.55   20010201      359      441,688.03          694       560,000     552,500
    479,500.00    3,476.71   20010201      359      479,170.01          783       685,000     685,000
    317,000.00    2,409.43   20010201      357      316,404.77          668       460,000         --
    326,004.00    2,363.76   20010301      358      325,553.81          773       416,000     407,505
    359,900.00    2,516.47   20010301      357      359,093.69          809       450,000     449,900
    595,000.00    4,365.90   20010201      357      593,794.31                    860,000     835,000
    341,600.00    2,566.33   20010201      358      341,162.84          758       427,000     427,000
    560,000.00    4,305.92   20010301      360      560,000.00          757       710,000     710,000
    325,000.00    2,618.18   20010201      237      323,228.18          777       445,000     445,000
    500,000.00    3,625.35   20010201      359      499,655.90          755       985,000     950,000
    337,500.00    2,565.24   20010301      358      336,950.72    06    750       390,000     375,000
    468,000.00    3,681.76   20010201      358      467,459.52          650       585,000         --
    313,000.00    2,296.68   20010201      356      311,744.77          768       556,062     556,062
    414,000.00    3,368.44   20010301      355      412,881.51          682       555,000         --
    329,000.00    2,385.48   20010201      357      328,316.28          659       450,000         --
    363,645.00    2,668.30   20010301      359      363,401.00    35    691       450,000     404,050
    300,000.00    2,227.49   20010201      356      299,207.00          757       480,000     479,260
    396,000.00    2,975.02   20010201      357      395,237.22          778       495,000     495,000
    355,500.00    2,860.43   20010201      356      354,714.47    06    747       395,000     391,500
    302,000.00    2,215.97   20010201      357      301,388.02          765       378,000     377,500
    319,200.00    2,454.38   20010301      357      318,615.74          794       399,000     399,000
    319,000.00    2,312.97   20010301      358      318,559.49          785       480,000     479,000
    440,000.00    3,076.54   20010201      357      439,344.87          750       550,000     550,000
    500,000.00    3,712.49   20010201      357      499,012.12          735       640,000     632,536
    381,300.00    2,898.16   20010201      356      380,342.02          778       487,000     483,000
    400,000.00    3,075.65   20010301      357      399,267.87          767       875,000     875,000
    400,000.00    3,005.07   20010301      358      399,488.11          712       565,000         --
    512,000.00    3,982.28   20010201      354      510,153.37          649       652,000     640,000
    480,000.00    3,563.99   20010201      359      479,686.01          773       615,000     600,000
    621,350.00    4,613.51   20010301      358      620,147.86          731       780,000     776,693
    332,000.00    2,523.44   20010301      357      330,245.68          770       415,000     415,000
    943,650.00    7,339.61   20010201      355      940,823.99          695    1,350,000          --
    360,000.00    2,768.09   20010301      357      359,341.09          733       450,000     450,000
    500,000.00    3,668.82   20010201      357      498,986.80          775    1,100,000    1,055,600
    312,900.00    2,295.95   20010201      345      309,599.45    12    674       355,000     347,675
    397,000.00    2,844.16   20010301      358      396,126.11          745       515,000         --
    600,000.00    4,560.43   20010301      354      597,722.97          786    1,070,000    1,050,000
    420,000.00    3,081.81   20010201      359      419,718.19          774       575,000     525,000
    423,900.00    3,221.95   20010301      356      422,834.99          691       530,000     529,900
    351,200.00    2,485.77   20010201      358      350,690.00          705       440,000     439,000
    375,000.00    2,719.01   20010201      357      374,220.67          751       635,000     635,000
    353,500.00    2,718.11   20010201      357      352,852.98          720       505,000     505,000
    303,200.00    2,277.84   20010301      358      302,811.98          641       390,000         --
    395,200.00    3,073.83   20010201      355      394,016.45          676       495,000     494,000
    470,000.00    3,781.73   20010301      355      468,696.94          689       596,000     590,000
    469,000.00    3,482.31   20010301      357      468,073.36          713       670,000     670,000
    320,000.00    2,348.05   20010301      357      319,301.54          668       400,000         --
    283,200.00    2,053.40   20010201      358      282,808.92          770       355,000     354,000
    425,000.00    3,081.54   20010201      357      424,116.77          794       825,000     825,000
    317,000.00    2,381.52   20010201      357      316,389.40          785       510,000     510,000
    291,200.00    2,239.08   20010201      356      290,486.82          787       364,000     364,000
    288,000.00    2,063.27   20010301      357      287,386.25          692       360,000         --
    375,000.00    2,719.01   20010201      356      373,957.47          759       576,000     575,000
    325,000.00    2,328.34   20010301      359      324,770.62          763       438,900     438,900
    284,000.00    2,108.69   20010201      357      283,438.88          723       375,000         --
    593,000.00    4,351.22   20010201      359      592,602.11          668       800,000         --
    457,950.00    3,360.27   20010201      357      457,022.01          731       604,000     572,445
    438,100.00    3,214.62   20010301      357      437,212.23          768       550,000     547,656
    390,000.00    3,173.17   20010201      357      389,372.63          668       519,000         --
    318,600.00    2,282.49   20010201      359      318,375.14    06    758       354,000     354,000
    300,000.00    2,306.74   20010301      355      298,078.30          810       690,000     680,000
    336,000.00    2,583.55   20010201      357      335,385.02          629       425,000     424,900
    402,400.00    3,058.53   20010201      358      401,898.02          688       505,000     505,000
    300,000.00    2,201.29   20010201      355      298,980.01          769       375,000     375,000
    339,920.00    2,435.23   20010301      358      369,876.41          707       430,000     424,900
    503,200.00    3,824.68   20010301      355      339,438.63          771       629,000     629,000
    452,000.00    3,238.18   20010201      357      501,614.16          676       615,000         --
    357,300.00    2,590.68   20010301      359      451,036.75    06    675       397,000         --
    318,750.00    2,450.91   20010201      358      357,027.52          725       425,000     425,000
    475,300.00    3,405.11   20010201      357      318,115.68          789       680,000     679,000
    500,000.00    3,625.35   20010301      359      474,287.10          778       640,000     628,809
    340,000.00    2,524.49   20010201      358      499,437.58          748       425,000     425,000
    300,000.00    2,201.29   20010301      357      339,553.67          782       444,000         --
    387,200.00    2,874.95   20010301      356      299,392.08          797       485,000     484,000
    306,900.00    2,332.67   20010201      357      386,176.54          734       385,000     383,808
    405,000.00    3,042.63   20010201      358      306,323.70          783       555,000     545,000
    306,750.00    2,144.84   20010301      359      404,481.72          782       383,459     383,459
    423,200.00    2,959.08   20010201      359      306,522.35          633       529,000         --
    516,000.00    3,921.97   20010301      357      422,885.92          661       675,000     670,603
    356,250.00    2,676.39   20010201      356      515,031.09          639       475,000         --
    280,000.00    2,152.96   20010201      357      355,331.90    06    647       316,000         --
    348,000.00    2,583.89   20010201      357      279,487.50          663       435,000     435,000
    277,500.00    2,207.92   20010201      356      347,051.43          728       348,000         --
    320,000.00    2,348.05   20010201      356      276,870.75          779       425,000     462,420
    315,000.00    2,283.97   20010201      357      318,469.85          711       560,000     559,950
    415,000.00    3,009.04   20010201      357      314,345.37          768    1,330,000          --
    315,000.00    2,634.79   20010301      239      414,137.56    06    673       350,000     350,000
    363,750.00    2,796.92   20010201      356      314,465.21          640       485,000         --
    400,000.00    2,865.65   20010201      359      362,859.13          744       500,000         --
    396,000.00    2,940.29   20010301      359      399,717.68    01    664       440,000     440,000
    640,000.00    4,921.05   20010201      357      395,740.96          701       820,000         --
    310,500.00    2,332.68   20010201      359      638,828.59          749       390,000     388,166
    337,500.00    2,655.11   20010301      354      310,302.01          758       450,000     450,000
    345,000.00    2,775.95   20010301      357      336,313.47          718       461,000         --
    589,000.00    4,168.91   20010201      358      344,347.84          770       760,000     736,267
    474,400.00    3,439.73   20010201      358      588,144.68          749       600,000     593,000
    328,000.00    2,522.04   20010201      355      473,744.90          663       410,000         --
    416,500.00    3,056.13   20010201      357      326,992.29          752       595,000     595,000
    437,500.00    3,718.71   20010201      355      415,656.01          702       625,000         --
    315,000.00    2,591.43   20010201      358      436,435.07    06    737       353,000         --
    320,000.00    2,460.52   20010301      354      314,672.14          787       475,000     470,000
    640,000.00    4,808.11   20010201      355      318,816.04          720    1,100,000    1,140,000
    368,000.00    2,797.07   20010301      357      637,931.19          666       472,500     480,000
    337,500.00    2,595.09   20010301      355      367,308.99          749       450,000         --
    328,500.00    2,525.89   20010301      357      336,463.10    24    721       365,000     365,000
    296,250.00    2,330.60   20010201      359      327,898.72          715       415,000     400,000
    300,000.00    2,201.29   20010201      357      296,079.56    11    634       335,000     326,900
    452,000.00    3,356.09   20010201      358      299,392.08          765       565,000     580,000
    325,000.00    2,356.48   20010201      358      451,406.65          709       590,000     525,000
    292,700.00    4,625.55   20010201      358      324,551.19          684       881,000     880,722
    270,750.00    2,034.05   20010201      358      614,912.08    35    714       285,000     285,000
    343,200.00    2,578.35   20010201      358      270,403.53          737       486,000     429,000
    314,000.00    2,386.63   20010301      358      342,760.80          677       395,000     395,000
    552,000.00    4,098.58   20010301      358      313,560.23          764       700,000     690,000
    338,600.00    2,543.79   20010201      358      551,275.40    24    734       385,000     376,330
    440,000.00    3,266.99   20010201      359      338,166.69          787       562,000     561,500
    400,000.00    3,005.07   20010301      358      439,712.18    11    731       500,000     498,675
    400,000.00    3,075.65   20010301      357      399,488.11          735       525,000     500,000
    311,100.00    2,337.19   20010201      358      399,267.88          693       390,000     388,960
    277,500.00    2,084.76   20010201      357      310,701.87          685       370,000         --
    311,950.00    2,343.58   20010201      357      276,965.49    24    767       352,000     346,650
    451,450.00    3,273.33   20010201      358      311,349.12          670       565,000     564,350
    434,000.00    3,146.80   20010201      358      450,805.59          766       654,000     620,000
    303,600.00    2,254.22   20010201      358      433,400.68          673       380,000     379,500
    440,000.00    3,305.58   20010201      358      303,095.99          690       550,000     550,000
  1,000,000.00    7,337.65   20010301      359      439,436.91          751    2,295,000    2,175,000
    336,000.00    2,349.36   20010301      359      999,329.02          662       425,000     420,000
    423,000.00    3,140.76   20010301      357      335,750.64          760       530,000     529,000
    507,000.00    3,632.22   20010201      359      422,164.25          757       685,000         --
    562,500.00    4,225.88   20010201      357      506,642.16          612       750,000         --
    300,000.00    2,201.30   20010201      359      561,140.50          780       540,000         --
    312,000.00    2,566.75   20010301      357      299,798.70          749       390,000     390,000
    420,000.00    3,118.49   20010201      357      311,402.63          743       572,000         --
    356,393.00    2,584.10   20010201      357      419,170.19          757       559,000     558,393
    520,000.00    3,770.36   20010201      357      355,521.44          773       660,000     656,121
    331,908.00    2,464.41   20010201      357      518,919.34    06    738       370,000     368,787
    463,950.00    3,363.96   20010301      357      331,190.77          684       580,000     579,990
    421,600.00    3,130.37   20010301      357      462,985.84          711       573,000     527,000
    374,850.00    2,750.52   20010201      357      420,767.03    06    682       475,000     441,000
    328,000.00    2,349.83   20010301      359      374,044.40          649       419,000     412,000
    463,450.00    3,481.75   20010301      358      327,768.50          697       580,000     579,354
    349,000.00    2,652.65   20010301      358      462,856.91          772       753,000     749,000
    594,400.00    4,207.13   20010301      358      348,564.64          790       743,000     743,000
    520,000.00    3,906.59   20010301      358      593,536.84          762       660,000     650,000
    390,000.00    3,279.33   20010201      357      519,334.54          717       500,000         --
    328,000.00    2,406.75   20010301      357      389,419.92          782       425,000     413,000
    372,000.00    2,926.53   20010201      357      327,335.34          678       465,000         --
    344,000.00    2,798.90   20010301      357      371,103.93          747       430,000     430,000
    343,000.00    2,457.29   20010301      359      343,446.61          773       443,000     443,000
    390,650.00    2,969.22   20010301      356      342,757.92          743       551,500         --
    372,000.00    2,860.36   20010301      357      389,668.52          768       465,000     480,000
    289,000.00    2,171.16   20010201      356      371,319.12          758       639,000     639,000
    292,500.00    2,171.81   20010201      356      288,255.20    06    653       325,000     325,000
    375,000.00    2,817.25   20010201      357      291,726.83          825       585,000     575,000
    580,000.00    4,876.95   20010201      356      374,277.67          613       855,000         --
    281,250.00    2,212.60   20010201      357      578,845.22          740       375,000     375,000
    385,600.00    2,863.07   20010301      356      280,760.99          725       510,000     482,000
    299,000.00    2,272.62   20010301      358      384,580.76          775       425,000         --
    430,000.00    3,459.88   20010201      358      298,627.00          724       785,000     781,813
    480,000.00    3,648.35   20010301      356      429,528.48          780       614,000         --
    479,200.00    3,684.63   20010201      356      478,794.05          632       610,000     599,000
    418,500.00    3,107.35   20010201      357      478,026.39    06    667       465,000     465,000
    424,000.00    3,148.19   20010201      357      417,673.13          778       535,000     530,000
    320,000.00    2,348.05   20010301      359      423,134.91          761       405,000     400,000
    320,000.00    2,348.05   20010201      357      319,785.28          667       400,000     400,000
    414,400.00    3,004.69   20010201      357      319,351.54          770       520,000     518,000
    500,000.00    3,712.49   20010301      359      413,538.80          772       625,000     625,000
    320,000.00    2,292.52   20010201      359      499,672.93          793       415,000     400,776
    480,000.00    4,036.10   20010201      355      319,774.15          714       765,000         --
    328,000.00    2,493.04   20010201      357      464,448.93          604       410,000     410,000
    350,950.00    2,667.48   20010201      357      327,384.10    01    693       390,000     389,999
    306,750.00    2,607.34   20010301      356      350,291.00          744       409,000         --
    323,600.00    2,516.93   20010201      358      306,022.60          783       410,000     408,000
    548,000.00    4,311.12   20010201      355      323,216.52          683       689,000         --
    391,800.00    2,874.89   20010301      358      546,400.41          757       602,000     602,000
    336,000.00    2,553.84   20010201      357      391,272.47          743       430,000     420,000
    299,200.00    2,169.41   20010201      356      335,369.07          783       375,000     374,000
    324,000.00    2,321.18   20010301      359      298,368.22          736       542,500     542,000
    560,000.00    4,455.61   20010201      354      323,771.32          753       700,000     700,000
    290,000.00    2,229.85   20010201      358      558,406.86    06    681       315,000     314,500
    394,000.00    2,994.68   20010201      359      289,647.39          691       640,000         --
    400,000.00    3,040.29   20010201      358      393,755.11          683       585,000     576,771
    287,250.00    2,132.83   20010201      358      399,501.02          743       384,000     383,061
    412,400.00    3,026.05   20010201      358      286,872.91          752       530,000     515,557
    367,500.00    2,728.68   20010201      358      411,844.72          760       467,500     467,500
    437,400.00    3,247.69   20010201      358      367,017.57          686       550,000     549,587
    454,000.00    3,370.94   20010301      358      436,825.81          746       568,000     567,541
    330,300.00    2,452.47   20010201      358      453,404.03          742       415,000     412,890
    352,650.00    2,618.42   20010301      358      329,866.41          775       506,000     505,174
    348,350.00    2,556.07   20010201      358      352,187.06          775       532,500     532,187
    450,000.00    3,341.24   20010201      358      347,880.97          774       575,000     574,900
    339,500.00    2,471.99   20010301      353      449,409.27          736       471,000         --
    425,100.00    3,231.07   20010101      358      339,255.98          785       610,000     607,327
    291,950.00    2,193.33   20010201      358      424,569.70          741       365,000     364,943
    379,000.00    2,847.31   20010201      358      291,576.38          656       475,000     475,490
    408,000.00    2,993.76   20010201      358      378,514.97          763       530,000     510,000
    287,550.00    2,160.27   20010201      358      407,450.65          690       360,000     359,490
    407,800.00    3,063.67   20010201      358      287,182.02          786       583,000     582,574
    300,000.00    2,201.30   20010201      358      407,278.13          748       550,500     550,044
    320,000.00    2,460.52   20010301      356      299,596.06          678       400,000     400,000
    350,650.00    2,572.95   20010301      358      319,216.28          660       439,000     438,331
    442,000.00    3,878.87   20010201      356      350,177.87          750       715,000         --
    419,000.00    3,184.70   20010201      357      441,208.01          692       569,000         --
    536,000.00    3,979.78   20010201      356      418,213.22          770       670,000     670,000
    350,000.00    2,537.74   20010201      359      533,569.62          762       525,000         --
    346,450.00    2,512.00   20010201      358      349,759.14          773       472,000     461,990
    378,750.00    2,845.42   20010301      360      345,971.58          747       505,000         --
    325,000.00    2,527.82   20010201      358      378,750.00          650       500,000         --
    291,550.00    2,113.94   20010201      358      324,614.86    11    768       343,000     343,000
    412,000.00    3,023.11   20010201      359      291,147.40          772       520,000     515,000
    392,000.00    3,014.15   20010301      359      411,723.56          747       550,000     490,000
    334,400.00    2,424.63   20010201      359      391,762.52          634       422,000     418,000
    550,000.00    4,083.73   20010201      356      334,169.87          786       840,000     825,000
    432,000.00    3,132.30   20010201      357      546,918.98          638       540,000     540,000
    412,000.00    3,167.92   20010201      358      431,102.24          766       515,000         --
    352,000.00    2,582.85   20010301      356      411,499.06          782       440,000     440,000
    310,600.00    2,225.17   20010301      356      351,045.75    01    777       346,000     345,120
    325,000.00    2,384.73   20010201      357      309,714.59          688       480,000     460,000
    355,000.00    2,604.86   20010201      359      324,294.58          680       496,000         --
    373,450.00    2,643.26   20010201      359      354,761.81          714       470,000     466,870
    383,200.00    2,712.27   20010301      357      373,179.70          720       480,000     479,000
    276,000.00    2,097.80   20010201      356      382,362.64          786       370,000     345,000
    375,000.00    2,597.36   20010201      357      275,306.58          754       650,000         --
    319,592.00    2,457.39   20010201      359      349,276.82    01    612       385,000     384,491
    345,000.00    2,501.49   20010201      359      319,398.39          707       445,000         --
    434,400.00    3,378.72   20010301      354      344,762.57          758       550,000     543,000
    425,000.00    3,267.89   20010301      359      432,833.27          709       680,000         --
    385,600.00    2,696.18   20010301      359      424,742.53          736       482,000     482,000
    294,650.00    2,187.77   20010301      359      385,313.82          625       369,000     368,348
    380,250.00    2,823.35   20010201      359      294,457.26    13    637       425,000     422,500
    342,000.00    2,275.34   20010201      357      380,001.26          686       432,000     427,500
    565,600.00    4,249.16   20010201      359      341,154.06          718       755,000     707,000
    335,000.00    2,428.98   20010201      359      565,239.34          737       510,000         --
    425,000.00    3,155.61   20010301      358      334,769.46          765       700,000         --
    329,600.00    2,505.20   20010201      359      424,442.09          790       415,000     412,000
    340,000.00    2,435.80   20010201      359      329,395.13          768       425,000     425,000
    308,000.00    2,206.55   20010301      359      339,760.03          637       390,000     385,000
    315,000.00    2,366.49   20010201      359      307,782.62    35    734       355,000     350,000
    335,920.00    2,523.65   20010201      359      314,799.14          635       420,000     419,900
    489,000.00    3,503.26   20010301      360      335,705.80          764       669,000     669,000
    430,000.00    3,117.80   20010201      359      489,000.00          765       575,000     575,000
    304,000.00    2,230.65   20010301      359      429,704.08          662       380,000     380,000
    354,350.00    2,538.61   20010301      359      303,796.02    13    650       400,000     393,772
    303,900.00    2,177.18   20010301      359      354,099.90          768       380,000     379,900
    357,000.00    2,588.50   20010201      359      303,685.51    06    698       430,000     420,000
    390,150.00    2,965.42   20010301      358      356,754.31          715       488,000     487,736
    328,700.00    2,326.52   20010201      359      389,663.30          739       425,000     410,952
    427,000.00    3,133.18   20010201      359      328,462.09          703       610,000     610,000
    381,050.00    2,896.26   20010201      359      426,713.49    13    698       423,400     423,400
    425,000.00    3,118.50   20010301      359      380,813.15    01    783       505,000         --
    339,250.00    2,459.80   20010201      359      424,714.83          730       425,000     424,072
    330,500.00    2,367.74   20010201      359      339,016.53          685       414,000     413,676
    345,600.00    2,596.38   20010201      359      330,266.74          743       432,000         --
    464,000.00    3,364.32   20010201      359      345,379.62          744       600,000     580,000
    455,000.00    3,338.63   20010201      357      463,680.68          637       630,000         --
    301,000.00    2,208.64   20010201      358      454,077.99          733       384,000     376,615
    373,600.00    2,580.37   20010301      358      300,594.71          691       470,000     467,000
    400,100.00    2,970.74   20010201      358      373,029.68          787       707,500     707,127
    419,650.00    3,079.25   20010301      358      399,574.77          754       583,000     541,890
    315,000.00    2,366.50   20010201      358      419,084.96          741       395,000     393,800
    331,100.00    2,429.50   20010201      358      314,596.88          731       418,000     413,876
    300,550.00    2,257.94   20010301      358      329,949.52          760       376,000     375,693
    316,600.00    2,378.52   20010201      358      300,115.59          711       396,000     395,800
    288,650.00    2,143.22   20010201      359      316,194.83    35    693       325,000     303,872
    338,850.00    2,456.90   20010201      358      288,461.18          748       430,000     423,577
    340,000.00    2,465.24   20010401      358      338,382.07          792       430,000     425,000
    545,600.00    4,098.92   20010201      358      339,530.48          772       710,000     682,000
    353,600.00    2,533.23   20010201      359      544,901.77          770       442,000         --
    346,500.00    2,542.49   20010201      359      353,350.44    06    663       385,000         --
    320,000.00    2,488.93   20010201      358      346,267.51          660       500,000     500,000
    290,377.00    2,156.05   20010201      358      319,620.78          748       363,000     362,972
    356,000.00    2,612.21   20010301      358      289,995.80          699       446,000     445,006
    346,500.00    2,603.14   20010201      357      355,520.65    11    693       385,000         --
    380,000.00    2,888.28   20010301      358      345,356.07          744       477,000     475,000
    372,000.00    2,697.26   20010301      358      379,525.95          748       515,000     512,000
    291,000.00    2,211.82   20010201      358      371,486.30          757       493,000     490,000
    355,000.00    2,604.87   20010301      358      290,636.98          781       475,000     468,821
    327,750.00    2,491.14   20010201      358      354,522.01          761       410,000     409,709
    296,000.00    2,223.75   20010301      358      327,341.14          775       370,000     370,000
    280,000.00    2,152.96   20010201      358      295,621.20          761       350,000     350,000
    281,600.00    2,140.37   20010301      358      279,659.54          717       375,000     357,832
    346,000.00    2,660.45   20010201      357      281,248.70    13    707       396,000         --
    334,000.00    2,421.74   20010201      358      345,156.14          757       535,000     543,943
    276,800.00    2,007.00   20010201      358      333,538.77          776       358,000     346,821
    327,200.00    2,429.46   20010201      358      276,417.75    11    734       364,000     363,573
    510,000.00    3,653.71   20010301      358      326,770.47          770       755,000     740,000
    326,070.00    2,478.37   20010201      358      509,277.76    12    746       363,000     362,307
    400,000.00    2,865.65   20010301      358      325,663.24          712       532,000     620,421
    280,550.00    2,107.68   20010201      358      399,433.54    11    690       300,000     295,341
    315,000.00    2,338.87   20010201      358      280,190.97    13    642       350,000     350,000
    301,550.00    2,292.00   20010301      358      314,586.49          781       377,000     376,957
    342,600.00    2,424.90   20010301      359      301,173.83          762       432,000     428,290
    392,600.00    2,678.23   20010201      358      342,352.04          670       505,000     490,800
    347,800.00    2,521.80   20010301      358      391,985.61    12    623       387,700     386,525
    300,000.00    2,227.50   20010301      358      347,319.71          726       650,000     635,000
    428,000.00    3,290.95   20010201      358      299,443.08          664       595,000     535,000
    397,300.00    2,984.79   20010301      358      427,479.60          778       533,000     496,654
    373,500.00    2,805.99   20010201      358      396,791.56    11    698       418,000     415,000
    304,000.00    2,283.85   20010201      359      373,022.01          632       385,000     380,000
    521,250.00    3,870.27   20010201      358      303,806.15          689       695,000     695,000
    353,000.00    2,468.23   20010301      359      520,565.75          715       442,000     441,265
    693,000.00    5,084.99   20010301      360      352,738.02          783       990,000     990,000
    559,150.00    4,200.71   20010201      358      693,000.00          780       700,000     698,950
    300,000.00    2,175.21   20010201      358      558,434.44          690       521,000     520,500
    280,000.00    2,054.55   20010301      358      299,585.73          781       483,000     483,000
    275,850.00    2,072.37   20010201      358      279,622.98          769       345,000     344,855
    375,450.00    2,853.70   20010201      358      275,496.99          732       646,000     644,231
    455,100.00    3,419.02   20010301      358      374,834.31          724       569,000     568,936
    293,650.00    2,180.35   20010301      358      454,517.59          773       397,000     396,835
    303,400.00    2,226.25   20010201      358      293,264.51          722       380,000     379,302
    427,300.00    3,172.70   20010201      358      302,989.33          766       535,000     534,165
    320,000.00    2,432.24   20010201      358      426,739.06          795       685,000     684,602
    304,300.00    2,232.85   20010201      358      319,600.80          692       382,500     380,376
    303,800.00    2,255.71   20010301      358      303,890.28          774       385,000     381,065
    320,000.00    2,348.05   20010201      358      303,401.19          769       405,000     400,000
    390,000.00    2,861.69   20010201      358      319,569.13          790       530,000     518,000
    278,800.00    2,021.50   20010201      358      389,474.88          754       400,000     398,830
    388,800.00    2,819.07   20010301      359      278,415.00          724       488,000     486,000
    320,850.00    2,243.44   20010301      359      388,532.43          737       405,000     401,105
    344,000.00    2,584.36   20010301      359      320,611.88          733       435,000     430,000
    310,000.00    2,220.88   20010201      359      343,780.64          695       508,000     505,473
    330,700.00    2,369.18   20010201      359      309,781.20    12    774       364,000     359,898
    325,000.00    2,413.12   20010201      359      330,466.59          758       456,000     446,586
    383,800.00    2,782.82   20010301      359      324,787.40          738       495,000     480,100
    556,500.00    3,986.83   20010201      359      383,327.64          641       820,000     795,000
    319,200.00    2,342.18   20010301      358      556,107.23          757       401,000     399,000
    280,000.00    2,005.95   20010201      359      318,764.11    01    681       350,000     344,000
    311,200.00    2,122.93   20010301      359      279,802.38          761       390,000     389,000
    579,200.00    4,199.60   20010201      359      310,868.17          747       751,000     724,000
    420,000.00    3,081.81   20010201      358      578,801.40          705       535,000     525,000
    550,000.00    3,940.27   20010201      358      419,434.50          759    1,000,000      993,000
    306,400.00    2,221.61   20010201      357      549,221.12          646       383,000     383,000
    395,000.00    2,795.79   20010201      358      305,763.24          699       830,000         --
    500,000.00    3,712.49   20010201      358      394,426.40          793       715,000     715,000
    315,000.00    2,394.23   20010201      358      499,343.64          710       714,000     665,000
    380,000.00    2,788.31   20010201      358      314,604.84          764       488,000     475,000
    327,900.00    2,434.65   20010201      357      379,488.34          707       418,000     409,900
    310,125.00    2,275.59   20010301      355      327,250.03          752       415,000     413,500
    550,000.00    3,940.27   20010201      358      309,059.29          791       905,000         --
    366,400.00    2,656.65   20010201      357      549,218.58          669       460,000     458,000
    350,000.00    2,660.25   20010301      358      365,638.56          728       460,000         --
    344,000.00    2,614.65   20010201      359      349,563.38          734       430,000         --
    300,000.00    2,201.30   20010201      357      343,786.18          736       375,000     375,000
    280,000.00    2,030.19   20010201      358      299,390.75          754       479,000     580,000
    324,350.00    2,379.97   20010301      358      279,613.35          788       410,000     405,451
    283,800.00    2,157.09   20010301      357      323,913.27          792       362,000     354,797
    394,000.00    2,856.77   20010201      358      283,267.10          658       500,000         --
    366,900.00    2,692.18   20010301      358      393,455.93          709       460,000         --
    650,000.00    4,940.47   20010301      358      366,405.99          684       894,000         --
    290,400.00    2,080.46   20010301      358      649,189.16          759       373,000     363,000
    300,000.00    2,175.21   20010301      358      289,988.75          716       606,000         --
    461,350.00    3,265.41   20010201      358      299,584.62          765       580,000     576,700
    350,000.00    2,629.43   20010301      358      460,680.04          708       600,000     600,000
    532,000.00    3,950.09   20010301      358      349,552.09          751       665,000     691,500
    330,000.00    2,450.24   20010301      358      531,301.63          730       440,000         --
    291,200.00    2,111.40   20010201      358      329,566.80          657       365,000     364,000
    530,000.00    3,935.24   20010301      358      290,797.87          815    1,175,000    1,175,000
    301,500.00    2,186.08   20010201      358      529,304.25    24    707       335,000     335,000
    417,300.00    2,953.62   20010201      358      301,083.65          685       630,000         --
    280,000.00    2,103.55   20010201      357      416,694.01          763       350,000     350,000
    500,000.00    3,800.36   20010201      358      279,460.66          711       700,000     650,000
    470,000.00    3,246.17   20010301      359      499,376.26          733       770,500         --
    400,000.00    2,865.65   20010201      359      469,642.37          788       715,000     709,783
    368,000.00    2,764.66   20010201      359      399,717.68          695       460,000     460,000
    320,000.00    2,432.23   20010201      359      367,765.34          675       405,000     405,000
    600,000.00    4,507.60   20010201      359      319,801.10          722       800,000     800,000
    364,000.00    2,702.69   20010201      359      599,617.40          720       455,000     455,000
    542,000.00    3,977.00   20010201      357      363,761.89          628       725,000         --
    358,400.00    2,598.65   20010201      358      540,901.69          667       465,000     448,000
    374,952.00    2,686.21   20010201      359      357,905.08          796       473,000     468,690
    301,600.00    2,239.38   20010201      359      374,687.35          768       385,000     377,000
    320,800.00    2,353.92   20010201      358      301,402.70          743       401,000     401,000
    155,000.00    1,110.44   20010201      359      320,368.06          737       275,000     274,900
    476,000.00    3,410.12   20010201      359      154,890.60          724       595,000     595,000
    334,000.00    2,421.74   20010201      359      475,664.05          648       695,000         --
    315,400.00    2,341.84   20010301      359      333,770.14          677       436,000     435,400
    350,050.00    2,568.54   20010201      358      315,123.43          794       526,000     522,943
    284,000.00    2,158.61   20010201      358      349,578.68          742       360,000     355,000
    442,700.00    3,209.88   20010201      359      283,645.71          675       555,000     553,408
    304,000.00    2,310.62   20010201      359      442,395.34    24    787       365,000     360,000
    291,000.00    2,263.37   20010201      359      303,811.05          633       430,000     427,600
    352,000.00    2,613.59   20010201      359      290,828.19          722       440,000     440,000
    400,000.00    2,969.99   20010201      359      351,769.74          695       940,000     930,000
    536,000.00    4,026.79   20010201      359      399,738.34          688       670,000     670,000
    348,000.00    2,493.11   20010301      358      535,658.21          717       435,000     435,000
    261,450.00    1,987.21   20010201      359      347,507.18    24    778       291,000     290,504
    412,000.00    3,023.11   20010201      359      261,287.49          778       515,000     515,000
    313,800.00    2,357.48   20010201      358      411,723.56          769       395,000     392,250
    383,950.00    2,884.49   20010201      359      313,398.42    12    741       440,000     438,770
    405,740.00    3,012.61   20010301      358      383,705.17          751       507,175     507,175
    294,800.00    2,240.69   20010201      358      405,207.38    06    648       345,000     335,000
    360,000.00    2,961.63   20010301      358      294,432.25          769       515,000         --
    339,000.00    2,487.46   20010301      358      359,625.28          689       555,000         --
    300,000.00    2,227.49   20010301      357      338,543.54          676       390,000         --
    324,600.00    2,353.58   20010301      358      299,407.25          714       410,000     405,753
    318,800.00    2,367.08   20010301      356      324,151.75          774       400,000     398,500
    300,000.00    2,253.80   20010301      358      317,957.30          625       400,000         --
    340,000.00    2,494.80   20010301      358      299,616.08          760       425,000         --
    304,000.00    2,257.19   20010301      356      339,542.22          766       435,000     430,000
    332,000.00    2,407.23   20010301      358      303,196.42          748       415,000     415,000
    299,200.00    2,195.42   20010301      358      331,541.52          754       430,000     374,000
    400,000.00    2,969.99   20010401      357      298,797.14          708       500,000         --
    392,000.00    2,876.36   20010301      358      399,209.70          798       490,000         --
    347,920.00    2,522.66   20010301      358      391,472.19          720       441,500     434,900
    278,241.00    2,114.83   20010301      356      347,439.54          683       352,000     347,801
    291,900.00    2,167.35   20010301      358      277,541.92          741       365,000     364,900
    458,800.00    3,406.58   20010301      358      291,516.82          682       580,000     573,500
    342,000.00    2,509.47   20010301      358      458,197.73          770       429,000     427,500
    338,800.00    2,545.30   20010301      358      341,539.51    01    767       402,000     398,642
    396,000.00    2,940.29   20010301      358      338,366.41          769       495,000     495,000
    332,500.00    2,675.37   20010301      358      395,480.17    06    787       380,000     369,464
    412,000.00    3,059.09   20010301      358      332,135.38          653       600,000     515,000
    548,000.00    3,925.94   20010301      360      411,459.16          680       685,000     685,000
    280,081.00    2,104.16   20010301      357      548,000.00    01    701       306,000     306,000
    485,000.00    3,686.35   20010301      357      279,541.50          767       680,000         --
    318,400.00    2,392.04   20010301      357      484,089.28          698       400,000     398,000
    297,000.00    2,231.27   20010301      357      301,659.38    01    665       340,000     330,000
    500,000.00    3,756.33   20010301      355      317,786.68          688       630,000     625,000
    320,000.00    2,432.23   20010301      356      296,427.90          705       400,000     400,000
    405,000.00    3,042.63   20010301      358      498,383.73          796       620,000         --
    330,750.00    2,426.93   20010301      359      319,196.01    24    757       370,000     367,500
    299,000.00    2,272.62   20010301      357      404,481.72          664       375,000         --
    412,450.00    2,954.84   20010301      357      330,528.07          779       530,000     515,582
    293,000.00    2,124.45   20010301      359      298,438.55          773       425,000         --
    334,800.00    2,456.64   20010201      359      411,571.02    11    670       374,000     372,000
    288,901.00    2,119.85   20010201      359      292,798.36          674       380,000     361,127
    295,000.00    2,138.95   20010201      359      334,575.36          791       600,000         --
    299,250.00    2,195.79   20010201      359      288,707.16    01    644       315,000     315,000
    377,960.00    2,773.34   20010201      359      294,796.99          766       485,000     472,450
    472,000.00    3,504.59   20010201      359      299,049.21          609       590,000     590,000
    377,700.00    2,804.42   20010301      359      377,706.39          698       500,000     494,352
    322,500.00    2,338.35   20010201      359      471,691.24          741       405,000     403,157
    305,150.00    2,212.55   20010201      359      377,452.92          681       388,000     381,491
    339,070.00    2,458.49   20010201      359      322,278.06          773       425,000     423,842
    448,000.00    3,248.31   20010201      359      304,940.00          721       560,000         --
    382,800.00    2,909.56   20010201      359      338,836.66          726       488,000         --
    296,000.00    2,171.94   20010201      359      447,691.69          779       372,000     370,000
    685,000.00    5,146.18   20010201      359      382,562.07          688    1,727,500    1,599,000
    318,750.00    2,338.88   20010201      359      295,801.39          706       425,000     425,000
    345,000.00    2,471.63   20010301      360      684,563.20          713       477,000     475,000
    290,000.00    2,077.60   20010301      360      318,536.12          659       460,000     425,000
    525,850.00    3,858.51   20010201      359      345,000.00          764    1,100,000          --
    360,000.00    2,610.25   20010201      359      290,000.00          747       480,000     480,000
    324,000.00    2,349.23   20010201      359      521,407.20          660       405,000         --
    300,000.00    2,333.37   20010201      359      359,752.25          625       450,000         --
    330,896.00    2,399.23   20010201      359      323,777.02          631       415,000     413,620
    900,000.00    6,682.48   20010201      359      299,822.88          732    1,400,000    1,398,000
    390,000.00    2,895.74   20010201      359      330,668.28          778       575,000         --
    320,000.00    2,320.23   20010301      359      899,411.27          756       425,000     400,000
    444,000.00    3,219.31   20010201      359      389,744.88          767       555,000     555,000
    357,000.00    2,619.54   20010201      359      319,779.77          615       460,000         --
    431,900.00    3,131.58   20010201      359      443,694.44          647       540,000     539,900
    276,511.00    2,004.90   20010201      359      356,760.46          742       396,000     395,017
    356,000.00    2,550.43   20010201      359      431,602.76          753       445,000     445,000
    342,000.00    2,479.74   20010301      360      276,320.70    12    794       380,000     380,000
    500,000.00    3,625.35   20010301      359      355,748.74          805    1,038,500    1,038,500
    324,000.00    2,321.18   20010201      359      342,000.00          770       425,000     405,000
    408,000.00    2,922.97   20010301      360      499,655.90          685       515,000     510,000
    383,200.00    2,811.79   20010201      359      323,771.32          755       485,000     479,000
    428,000.00    3,253.11   20010201      359      408,000.00          685       550,000     535,000
    470,400.00    3,451.63   20010301      359      382,942.88          682       595,000     588,000
    437,500.00    3,210.23   20010201      359      427,733.97          736       625,000         --
    355,000.00    2,635.87   20010201      359      470,084.37          680       455,000         --
    400,000.00    3,005.07   20010201      359      437,206.44          669       535,000         --
    396,000.00    2,871.28   20010301      360      354,767.78          691       495,000         --
    400,000.00    3,021.32   20010301      300      399,744.93          736       500,000     500,000
    281,750.00    2,042.89   20010301      360      396,000.00          771       365,000         --
    382,000.00    2,869.84   20010201      359      400,000.00          697       510,000         --
    860,800.00    6,092.69   20010201      359      281,750.00          687    1,076,000    1,076,000
    279,000.00    2,047.21   20010201      359      381,756.41    01    647       312,000     310,000
    374,250.00    2,778.80   20010301      359      860,176.98          670       500,000     499,000
    466,400.00    3,463.01   20010201      359      278,812.79          686       583,000     583,000
    530,000.00    3,660.58   20010201      359      374,005.18          778       705,000     700,000
    328,000.00    2,435.40   20010201      359      466,094.91          648       410,000     410,000
    289,750.00    2,176.80   20010201      359      529,596.71    12    687       305,000     305,000
    302,000.00    2,189.71   20010201      359      327,785.43          731       427,000     418,000
    390,600.00    2,866.09   20010201      359      289,565.23          624       517,000     517,000
    370,000.00    2,812.27   20010201      359      301,792.17          655       640,000         --
    637,500.00    4,622.32   20010201      359      390,337.91                    851,000     850,266
    375,000.00    2,686.55   20010201      359      369,770.02          775       475,000     475,000
    624,000.00    4,687.91   20010201      359      637,061.27          709       780,000     780,000
    375,250.00    2,952.10   20010201      359      374,735.33    06    795       395,000     395,000
    450,000.00    3,185.08   20010301      360      623,602.09          776       572,000     572,000
    322,000.00    2,334.73   20010201      359      375,034.10          664       500,000         --
    436,000.00    3,199.22   20010201      359      450,000.00          719       545,000         --
    312,000.00    2,316.60   20010301      359      321,778.40          777       390,000     390,000
    500,038.00    3,582.34   20010301      359      435,707.45          689       900,000         --
    650,000.00    4,712.96   20010301      360      311,795.90          643       945,000     945,000
    368,000.00    2,700.26   20010301      359      499,685.07          744       460,000     460,000
    376,000.00    2,693.71   20010301      359      650,000.00          667       470,000     470,000
    299,520.00    2,094.29   20010301      359      367,753.07          761       374,400     374,400
    391,200.00    2,836.48   20010201      359      375,734.62          754       495,000         --
    294,950.00    2,037.15   20010201      359      299,297.71    06    778       347,000     347,000
    444,000.00    3,219.31   20010301      360      390,930.77          750       555,000     589,500
    381,000.00    2,729.54   20010201      359      294,725.56          669       495,000     478,000
    350,000.00    2,598.75   20010201      359      444,000.00    06              400,000     400,000
    343,410.00    2,579.93   20010301      359      380,731.09    12    623       390,000     381,569
    391,200.00    2,802.61   20010201      359      349,771.04          782       503,000     489,000
    519,100.00    3,763.84   20010301      359      343,062.99          682       650,000     648,900
    444,000.00    3,296.69   20010301      360      390,923.89          678       555,000         --
    608,000.00    4,355.79   20010201      359      518,742.75          760       760,000     760,000
    450,000.00    3,301.95   20010201      359      444,000.00          685       830,000     825,000
    280,000.00    2,128.21   20010201      359      607,570.88          692       350,000     350,000
    324,028.00    2,349.43   20010201      359      449,698.05          741       430,000         --
    440,000.00    3,152.22   20010301      360      279,825.96          720       650,000         --
    384,000.00    2,851.19   20010301      359      323,805.00          791       480,000         --
    292,350.00    2,145.17   20010301      359      440,000.00          798       366,000     365,440
    380,000.00    2,821.49   20010301      360      383,748.81                    507,000         --
    490,000.00    3,510.42   20010301      360      292,153.83          684       615,000     612,500
    282,121.00    2,144.33   20010301      360      380,000.00    12    642       297,000     297,000
    544,000.00    3,991.68   20010301      360      490,000.00          747       680,000     680,000
    414,000.00    3,001.79   20010201      359      282,121.00          773       562,000     552,000
    329,312.00    2,387.75   20010201      359      544,000.00          739       414,000     411,640
    460,000.00    3,375.32   20010301      359      413,715.09          624       635,000         --
    300,373.00    2,151.91   20010201      359      329,085.36          626       382,000     381,373
    358,000.00    2,564.76   20010301      360      459,691.35          694       448,000     447,500
    394,900.00    2,863.30   20010301      360      300,161.00          708       570,000     564,900
    333,191.00    2,415.87   20010201      359      358,000.00    01              391,990     391,990
    375,000.00    2,751.62   20010201      359      394,900.00          778       548,500         --
    355,459.00    2,608.24   20010201      359      332,961.70    06    762       396,000     395,394
    398,500.00    2,958.86   20010301      360      374,748.38          747       725,000         --
    300,000.00    2,149.24   20010201      359      355,220.49          747       610,000     610,000
    464,000.00    3,324.16   20010201      359      398,500.00          704       580,000     580,000
    476,000.00    3,492.72   20010201      359      299,788.26          687       595,000         --
    339,900.00    2,613.54   20010201      359      463,672.51          786       440,000     439,900
    328,000.00    2,406.75   20010301      360      475,680.61          743       410,000     410,000
    406,000.00    3,050.15   20010201      359      339,694.08          746       595,000     590,000
    450,000.00    3,262.82   20010301      360      328,000.00          713       615,000     595,564
    325,000.00    2,413.12   20010201      359      405,741.10          769       558,000     500,000
    358,400.00    2,692.54   20010301      359      450,000.00          713       450,000     448,285
    386,000.00    2,899.89   20010201      359      324,787.40          770       495,000         --
    586,665.00    4,253.73   20010201      359      358,064.00          674    1,280,000          --
    523,500.00    3,978.98   20010201      359      381,394.20          688       850,000         --
    350,000.00    2,477.28   20010301      360      586,261.26          787       605,000     590,000
    442,000.00    3,166.55   20010301      359      520,366.88          734       553,000         --
    475,000.00    3,402.96   20010201      359      350,000.00          750       720,000     717,512
    303,000.00    2,249.77   20010201      359      441,688.03          798       505,000     505,000
    362,500.00    2,691.56   20010301      359      474,664.75          769       553,000     537,500
    284,000.00    2,083.90   20010301      360      302,801.79          748       355,000     355,000
    536,000.00    3,886.38   20010301      359      362,262.87          673       675,000     670,000
    292,800.00    2,148.47   20010201      359      284,000.00          687       368,000     366,292
    575,000.00    4,069.82   20010301      359      535,631.12          638       725,000     725,000
    281,300.00    1,942.87   20010201      359      292,603.53          768       365,000     359,930
    316,000.00    2,374.01   20010301      360      574,583.83          739       500,000     480,000
    306,000.00    2,113.47   20010301      360      281,085.95          693       440,000     395,000
    348,000.00    2,523.25   20010301      359      316,000.00          708       435,000     435,000
    452,000.00    3,238.19   20010301      360      306,000.00          664       580,000     565,000
    300,000.00    2,149.24   20010301      359      347,683.75          710       430,000         --
    296,400.00    2,174.88   20010201      359      452,000.00    01    616       314,500     312,000
    416,000.00    3,016.29   20010301      360      299,788.26          806       616,000         --
    850,000.00    6,163.10   20010201      359      296,201.12          791    1,450,000    1,450,000
    337,000.00    2,502.22   20010201      359      416,000.00          703       425,000         --
    400,000.00    2,969.99   20010201      359      849,415.03          726       706,000     705,866
    365,000.00    2,742.13   20010301      359      336,779.55          643       485,000     485,000
    450,000.00    3,223.86   20010301      360      399,738.34          783    1,100,000    1,075,000
    550,000.00    3,940.27   20010301      360      364,767.25          811    1,200,000    1,250,000
    335,920.00    2,494.20   20010201      359      450,000.00          694       419,000     419,900
    750,000.00    5,308.46   20010301      360      550,000.00          782       975,000     950,000
    361,600.00    2,559.39   20010201      359      750,000.00          729       455,000     452,000
    285,400.00    2,069.35   20010301      360      361,338.28          650       360,000         --
    313,900.00    2,248.82   20010201      359      285,400.00          768       392,500     392,445
    562,500.00    4,078.52   20010301      360      313,678.45          746       703,135     703,135
    296,107.00    2,165.53   20010201      347      562,500.00          693       390,000         --
    424,000.00    3,074.30   20010301      360      295,884.67          732       530,000     530,000
    528,000.00    3,874.28   20010201      359      424,000.00          768       660,000     660,000
    325,000.00    2,300.33   20010301      360      527,645.72          786       655,000     650,000
    284,000.00    2,034.62   20010201      359      325,000.00          771       360,000     355,000
    410,000.00    3,044.24   20010201      359      283,799.55          663       730,000         --
    340,800.00    2,560.32   20010201      359      409,731.80          798       426,000         --
    567,000.00    4,062.06   20010201      359      340,582.68          706       730,000     708,856
    313,990.00    2,303.95   20010201      359      566,599.81    01    659       350,000     353,881
    399,000.00    2,927.73   20010201      359      313,779.32          649       620,000         --
    416,000.00    3,016.29   20010201      359      398,732.27          749       520,000     520,000
    504,000.00    3,610.72   20010301      360      415,713.71          692       630,000     630,000
    370,000.00    2,714.93   20010201      359      504,000.00          772       510,000     545,000
    472,000.00    3,545.98   20010301      359      369,751.74          681       590,000         --
    403,000.00    2,992.27   20010301      359      471,699.02          758       540,000     540,000
    648,000.00    4,868.21   20010301      359      402,736.38          726       820,000         --
    345,000.00    2,779.30   20010301      240      647,479.82          794       594,886         --
    380,900.00    2,761.79   20010301      359      345,000.00          751       581,000     580,900
    372,000.00    2,697.26   20010201      359      380,637.87          796       579,000     572,000
    720,000.00    5,472.52   20010201      359      371,743.99          730    1,200,000          --
    325,375.00    2,359.20   20010201      359      719,552.48    01    695       345,000         --
    317,250.00    2,300.29   20010301      360      325,151.07    13    713       352,500         --
    288,000.00    2,138.40   20010201      359      317,250.00          727       375,000         --
    612,000.00    4,384.45   20010301      360      287,811.60          640       775,000     765,000
    387,000.00    2,873.47   20010301      359      612,000.00          647       516,500         --
    504,000.00    3,830.77   20010301      360      386,746.84          749       630,000         --
    293,600.00    2,154.34   20010301      359      504,000.00          750       367,000     367,000
    297,500.00    2,182.95   20010301      360      293,402.99          792       435,000     425,000
    340,000.00    2,465.24   20010301      360      297,500.00          767       425,000     425,000
    440,000.00    3,190.31   20010301      360      340,000.00          794       550,000     550,000
    450,000.00    3,146.47   20010301      360      440,000.00          797       825,000     825,000
    576,000.00    4,126.54   20010201      359      450,000.00          785       750,000     720,000
    303,300.00    2,199.14   20010201      359      575,593.46          766       380,000     379,125
    340,000.00    2,465.24   20010301      359      303,091.27          767       426,000     425,000
    400,000.00    2,865.65   20010301      360      339,766.01          645       625,000     625,000
    692,375.00    5,201.59   20010201      359      400,000.00          705    1,000,000          --
    768,000.00    5,635.32   20010201      359      691,933.49          758       960,000     960,000
    450,000.00    3,223.86   20010301      359      767,484.68          747       650,000     650,000
    556,750.00    4,036.83   20010201      359      449,682.39          772       735,000     695,990
    373,600.00    2,612.27   20010301      359      556,366.84          774       467,000     467,000
    650,000.00    4,712.96   20010201      359      373,322.73          717       895,000     895,000
    320,000.00    2,432.24   20010201      359      649,552.67          646       400,000     400,000
    650,000.00    4,769.47   20010301      360      319,801.09          804    1,300,000    1,290,000
    391,200.00    2,802.61   20010201      359      650,000.00          757       489,000     489,000
    359,200.00    2,604.45   20010201      359      390,923.89          667       449,000     449,000
    620,000.00    4,335.14   20010301      360      358,952.80          756       790,000     775,000
    870,000.00    6,308.11   20010301      360      620,000.00          771    1,160,000    1,160,000
    344,000.00    2,434.82   20010301      360      870,000.00          637       430,000     430,000
    390,000.00    2,861.69   20010201      359      344,000.00          761       490,000         --
    632,000.00    4,527.73   20010201      359      389,738.31          769       790,000     790,000
    376,000.00    2,726.27   20010201      359      631,553.94          668       475,000     470,000
    740,000.00    5,429.86   20010301      360      375,741.23          775    1,350,000          --
    286,700.00    2,103.71   20010201      359      740,000.00          782       436,700     436,700
    276,450.00    2,101.22   20010201      359      286,507.62    13    670       305,000     291,000
    300,000.00    2,280.22   20010201      359      276,278.17          743       445,000         --
    556,000.00    4,128.29   20010301      359      299,813.53          691       695,000     695,000
    365,000.00    2,742.13   20010201      359      555,636.29          756       490,000     456,900
    750,000.00    5,244.11   20010301      360      364,767.25          747    1,200,000    1,218,658
    411,500.00    2,983.67   20010301      359      750,000.00          789       615,000         --
    428,000.00    3,103.30   20010201      359      408,815.80          706       535,000     535,000
    573,800.00    4,210.35   20010201      359      427,705.45          707       718,000     717,298
    360,000.00    2,579.09   20010301      359      573,414.98          712       600,000         --
    476,000.00    3,410.13   20010301      360      359,645.91                    595,000     595,000
    318,300.00    2,307.90   20010301      359      476,000.00          806       407,000     397,900
    380,000.00    2,722.37   20010201      359      318,080.94          724       550,000         --
    309,600.00    2,164.77   20010301      360      379,731.80          737       390,000     387,000
    572,000.00    4,048.59   20010301      360      309,600.00          713       715,000     715,000
    420,000.00    3,155.32   20010201      359      572,000.00          715       525,000     525,000
    649,950.00    4,997.56   20010301      360      419,732.18          604       960,000         --
    468,000.00    3,352.81   20010301      360      649,950.00          784       600,000     585,000
    530,000.00    3,888.96   20010301      360      468,000.00          659       930,000     930,000
    650,000.00    4,769.47   20010301      360      530,000.00          792       842,294     842,294
    440,000.00    3,190.31   20010201      359      650,000.00          763       611,000     611,000
    348,000.00    2,463.13   20010301      360      439,697.19          749       435,000     435,000
    507,500.00    3,679.73   20010301      360      348,000.00          771       640,000         --
    987,000.00    7,415.01   20010301      360      507,500.00          682    1,250,000          --
    300,000.00    2,175.21   20010201      359      987,000.00          679       407,000     406,950
    438,000.00    3,367.85   20010201      359      299,793.54          774       640,000         --
    354,785.00    2,665.39   20010201      359      437,734.65          762       455,000     443,480
    809,200.00    5,797.21   20010301      360      354,558.76          729    1,725,000    1,156,000
    296,000.00    2,146.21   20010301      359      809,200.00          787       386,000     370,000
    400,000.00    2,935.06   20010201      359      295,796.29          727       805,000     805,000
    600,000.00    4,298.48   20010301      360      399,731.61          649       750,000     750,000
    340,000.00    2,435.81   20010301      360      600,000.00          793       450,000     440,000
    331,800.00    2,492.71   20010401      359      340,000.00          686       445,000     442,403
    363,600.00    2,604.88   20010301      359      331,588.42    12    739       404,000     404,129
    318,000.00    2,389.03   20010301      359      363,343.37          744       435,000         --
    280,000.00    2,054.55   20010301      360      317,797.22          745       404,000         --
    284,300.00    2,135.86   20010301      359      280,000.00                    355,400     355,400
    540,000.00    3,775.76   20010301      360      284,118.70          633    1,280,000    1,280,000
    325,000.00    2,356.48   20010201      359      540,000.00          619       700,000         --
    300,000.00    2,201.30   20010201      359      324,776.33    06    716       320,000     320,000
    344,800.00    2,500.04   20010301      359      299,798.70          786       431,000     431,000
    360,000.00    2,641.56   20010201      358      344,562.71                    460,000     450,000
    345,000.00    2,471.63   20010301      360      359,515.27          775       460,000     460,000
    392,000.00    2,944.97   20010201      359      345,000.00          727       565,000     490,000
    390,000.00    2,794.01   20010201      359      391,750.03          764    5,500,000          --
    310,000.00    2,301.75   20010201      359      389,724.74          702       425,000     424,190
    343,000.00    2,369.02   20010201      359      309,797.21          735       429,000     428,800
    425,616.00    3,123.02   20010301      360      342,739.00          671       538,500     532,020
    277,000.00    2,081.01   20010201      359      425,616.00          643       410,000         --
    352,300.00    2,708.89   20010301      359      276,823.37    06    710       391,500     391,500
    518,000.00    3,891.57   20010201      359      352,086.57          640       755,000         --
    320,000.00    2,320.23   20010201      359      517,669.68          705       400,000     400,000
    489,000.00    3,588.11   20010301      359      319,779.77          766       625,000         --
    510,000.00    3,609.75   20010301      360      488,671.89          756       650,000     650,000
    678,000.00    4,857.28   20010301      360      510,000.00          704    1,900,000          --
    313,896.00    2,141.33   20010201      359      678,000.00          694       397,000     392,377
    480,931.00    3,487.09   20010301      360      313,651.13          696       695,000         --
    295,200.00    2,166.08   20010301      359      480,931.00          732       369,000     369,000
    432,800.00    3,138.11   20010201      359      195,001.92          697       550,000     541,000
    312,000.00    2,289.35   20010201      359      432,502.14          663       416,000         --
    360,500.00    2,676.71   20010201      359      311,790.65          681       515,000         --
    435,288.00    3,156.15   20010201      359      360,264.18          682       545,000     544,110
    299,250.00    2,300.98   20010201      359      434,988.43    13    696       315,000     315,000
    450,000.00    3,146.47   20010201      359      299,068.71          800       980,000         --
    300,000.00    2,201.30   20010301      360      449,666.03          757       460,000         --
    998,500.00    7,413.84   20010201      359      300,000.00          750    1,550,000          --
    503,000.00    3,690.84   20010201      359      997,846.84          779       750,000         --
    416,000.00    3,088.79   20010301      360      502,662.49          686       520,000     520,000
    426,000.00    2,978.66   20010201      359      416,000.00          756       610,000         --
    300,000.00    2,149.24   20010201      359      425,683.84          683       435,000         --
    300,000.00    2,149.24   20010301      359      299,788.26          755       660,500     660,357
    321,906.00    2,334.05   20010201      359      299,788.26          704       402,500     402,384
    400,800.00    3,046.37   20010301      359      321,684.46          748       501,000     501,000
    304,000.00    2,283.86   20010301      360      400,550.88          735       385,000     380,000
    365,600.00    2,714.57   20010301      359      304,000.00          758       460,000     457,000
    620,000.00    4,603.49   20010301      360      365,275.42          686       970,000     969,000
    300,000.00    2,227.50   20010201      359      620,000.00          743       404,000     403,538
    370,000.00    2,650.73   20010301      360      299,803.75          786       470,000     470,000
    367,500.00    2,793.27   20010201      359      370,000.00          691       495,000         --
    428,500.00    3,032.90   20010301      359      367,271.57          669       621,000         --
    477,750.00    3,547.29   20010301      360      428,189.86          759       637,000     637,000
    316,400.00    2,266.73   20010301      360      477,750.00          769       400,000     395,500
    383,000.00    2,877.36   20010201      359      316,400.00          702    3,150,000          --
    395,000.00    2,967.51   20010201      359      382,755.77          675       600,000         --
    360,000.00    2,736.27   20010201      359      394,748.11          705       550,000         --
    442,000.00    3,204.81   20010301      360      359,776.23          712       555,000     552,500
    280,250.00    2,105.43   20010302      359      442,000.00    06    615       345,000     295,000
    376,800.00    2,764.83   20010201      359      280,250.00          709       471,000     471,000
    388,800.00    2,852.88   20010201      359      376,547.17          714       486,000     486,000
    360,000.00    2,517.18   20010301      360      388,539.12          706       460,000     450,000
    430,000.00    3,192.74   20010201      359      360,000.00          750       920,000         --
    350,000.00    2,568.18   20010201      359      429,718.72          733       500,000     500,000
    380,000.00    2,821.49   20010201      359      349,765.15          748       790,000     475,000
    410,000.00    3,008.44   20010301      359      379,751.43          669       635,000         --
    288,000.00    2,013.74   20010301      359      409,724.89          797       360,000         --
  1,000,000.00    7,867.01   20010201      359      287,685.57          761    2,925,000    3,000,000
    294,920.00    2,164.02   20010201      359      999,424.66          683       369,000     368,650
    643,000.00    4,830.65   20010201      359      294,722.11          662    2,500,000          --
    373,500.00    2,805.99   20010201      359      642,589.97    12    722       415,000     415,000
    475,200.00    3,445.53   20010301      359      373,261.82          714       600,000     594,000
    520,000.00    3,815.58   20010301      359      474,872.97          748       650,000     650,000
    328,000.00    2,435.40   20010201      359      519,651.09          756       410,000     410,000
    420,000.00    3,008.94   20010301      360      327,785.43          802       525,000     525,000
    578,000.00    4,241.16   20010201      359      420,000.00    13    769       680,000     680,000
    520,000.00    3,860.99   20010201      358      577,612.17          637       650,000     650,000
    508,000.00    3,816.44   20010201      359      519,317.38          734       726,000         --
    335,920.00    2,377.63   20010301      360      507,676.06          771       421,300     419,900
    445,294.00    3,267.41   20010201      359      335,920.00          627       556,617     556,617
    643,000.00    4,718.11   20010301      359      444,995.22          668       805,000         --
    517,250.00    3,840.57   20010301      360      642,536.04          720       740,000         --
    435,000.00    3,191.88   20010301      360      517,250.00          702       580,000         --
    438,400.00    3,255.11   20010201      359      435,000.00          733       550,000     548,000
    433,000.00    3,252.99   20010201      359      438,113.22          627       580,000         --
    850,000.00    6,311.23   20010301      359      432,723.89          784    1,250,000    1,250,000
    592,000.00    4,551.97   20010201      359      849,355.21          723       775,000     740,000
    380,000.00    2,689.62   20010301      360      591,641.36          769       680,000         --
    297,000.00    2,153.46   20010301      359      380,000.00    12    779       375,000     330,000
    318,350.00    2,308.26   20010201      359      296,795.60          780       400,000     397,956
    460,000.00    3,295.50   20010201      359      318,130.91          699       602,500     602,500
    373,000.00    2,640.08   20010201      359      459,675.33          758       585,000         --
    330,900.00    2,399.26   20010201      359      372,730.02          772       435,000         --
    448,000.00    3,326.39   20010201      359      330,672.27          620       560,000     560,000
    356,000.00    2,519.75   20010201      359      447,706.94          726       475,000     445,240
    464,000.00    3,284.17   20010201      359      355,742.33          755       580,000     580,000
    495,000.00    3,589.10   20010201      359      463,664.16          670       670,000     660,000
    412,000.00    3,167.93   20010301      359      494,659.34          721       575,000         --
    650,000.00    4,656.68   20010201      359      411,750.40          717       825,000     825,000
    298,405.00    2,449.76   20010201      239      649,541.24    06    777       349,000     348,405
    359,600.00    2,607.35   20010201      359      297,882.44          759       450,000     449,553
    390,400.00    2,796.88   20010301      360      359,352.53          792       550,000     610,000
    332,800.00    2,471.04   20010301      358      390,400.00          001       416,000     416,500
    392,000.00    2,876.36   20010201      359      332,363.11          746       490,000         --
    300,000.00    2,149.24   20010201      359      391,736.97          659       375,000     375,000
    372,000.00    2,697.26   20010301      360      299,788.26          790       465,000     465,000
    609,000.00    4,468.63   20010201      359      372,000.00          714    1,000,000          --
    385,000.00    2,858.62   20010201      359      608,591.37          726       555,000         --
    325,000.00    2,356.48   20010301      360      384,748.15          796       421,000     420,900
    520,000.00    3,815.58   20010201      359      325,000.00          785       650,000     650,000
    720,000.00    5,034.35   20010301      360      519,651.09          676    1,200,000          --
    342,546.00    2,513.49   20010301      359      720,000.00          798       435,000     457,029
    503,900.00    3,653.63   20010301      359      342,316.15          665       630,000     629,989
    560,800.00    4,017.64   20010301      360      503,553.21          723       714,000         --
    450,500.00    3,305.61   20010301      360      560,800.00          778       665,000         --
    295,000.00    2,113.42   20010301      359      450,500.00          718       680,000     685,000
    400,000.00    2,900.28   20010201      359      294,791.79          731       600,000     500,000
    533,000.00    3,864.62   20010201      359      399,724.72          676       960,000         --
    364,409.00    2,455.10   20010301      359      532,633.19          729       456,000     455,512
    288,000.00    2,113.25   20010201      359      364,117.58          773       360,000     360,000
    553,650.00    4,014.35   20010201      359      287,806.75          682       692,500     692,098
    373,000.00    2,736.95   20010301      359      553,268.98    12    665       449,000         --
    744,000.00    5,394.52   20010301      359      372,749.72          787       930,000     930,000
    647,900.00    4,867.46   20010301      360      743,487.98          647       810,000         --
    547,500.00    4,065.18   20010301      360      647,900.00          683       800,000         --
    598,500.00    4,391.59   20010201      359      547,500.00          685    1,175,000          --
    366,400.00    2,784.91   20010301      360      598,098.41          699       460,000     458,000
    395,000.00    2,694.60   20010301      360      366,400.00          796       595,000     595,000
    359,950.00    2,609.89   20010201      359      395,000.00          788       450,000     449,990
    324,000.00    2,434.11   20010301      360      359,702.28    13    785       370,000     360,000
    488,000.00    3,538.34   20010201      359      324,000.00          695       700,000         --
    337,490.00    2,535.45   20010201      359      487,664.16    13    628       375,000         --
    500,000.00    3,800.37   20010201      359      337,274.79          741       625,000         --
    315,000.00    2,422.08   20010201      359      499,689.21          626       425,000         --
    335,000.00    2,428.99   20010201      359      314,809.17          795       418,785     418,782
    368,000.00    2,700.26   20010201      359      334,769.45          659       460,000     460,000
    388,000.00    2,813.27   20010301      359      367,753.07          743       485,000     485,000
    336,559.00    2,469.56   20010201      359      387,732.98          777       435,000     420,699
    520,000.00    3,547.32   20010301      360      336,333.17          613       650,000     650,000
    350,000.00    2,568.18   20010201      359      520,000.00          662       445,000     445,000
    395,000.00    2,898.38   20010301      359      349,765.15          777       562,000         --
    453,600.00    3,249.65   20010301      359      394,734.95          773       567,000     567,000
    356,000.00    2,612.21   20010301      360      452,529.50          774       445,000     445,000
    379,500.00    2,817.78   20010301      360      356,000.00          772       475,000     474,423
    436,000.00    3,237.29   20010201      359      379,500.00          771       545,000     545,000
    302,400.00    2,166.44   20010201      359      435,714.79          676       378,000     378,000
    600,000.00    4,402.59   20010201      359      302,186.56          776       955,000     935,000
    352,000.00    2,552.25   20010301      360      599,597.41          721       565,000         --
    390,000.00    2,861.69   20010201      359      352,000.00          769       568,000         --
    630,000.00    4,677.74   20010301      360      389,508.59          641    1,225,000          --
    613,000.00    4,497.98   20010201      359      630,000.00          642    1,090,000          --
    891,000.00    6,537.85   20010201      359      612,588.69          722    1,375,000          --
    448,000.00    3,287.27   20010301      360      890,402.15          760       560,000     560,000
    480,000.00    3,606.08   20010301      360      448,000.00          777       600,000     615,000
    400,000.00    2,900.28   20010301      359      480,000.00          690       507,000     511,500
    325,000.00    2,413.12   20010201      359      399,724.72          793       501,000     501,000
    579,000.00    4,349.84   20010201      359      324,787.40          764    1,300,000          --
    488,000.00    3,538.34   20010301      359      578,630.79          722       610,000     610,000
    345,000.00    2,561.62   20010201      359      487,664.16          691       435,000         --
    399,920.00    2,899.70   20010201      359      344,774.32          703       505,000     499,900
    406,000.00    3,014.54   20010301      359      399,644.78          645       507,500     507,500
    456,500.00    3,191.92   20010201      359      405,734.42    06    663       510,000     510,000
    320,000.00    2,348.05   20010301      360      456,161.20          794    1,150,000    1,120,000
    308,000.00    2,341.03   20010201      359      320,000.00          671       385,000         --
    354,000.00    2,628.45   20010301      359      307,808.55          624       620,000         --
    316,000.00    2,318.70   20010201      359      353,768.42          758       395,000     395,000
    338,000.00    2,450.74   20010201      359      315,787.97          704       451,000         --
    479,200.00    3,309.72   20010301      360      337,767.39          784       599,000     599,000
    650,000.00    4,712.96   20010201      357      479,200.00                    825,500     825,525
    400,000.00    2,865.65   20010201      359      648,649.17          731       530,000     507,308
    290,000.00    2,178.68   20010201      359      399,717.68          702    1,200,000          --
    300,000.00    2,175.21   20010201      359      289,815.07    01    729       365,000     356,000
    489,600.00    3,507.56   20010201      359      299,793.54    06    741       544,000     544,000
    490,400.00    3,598.39   20010301      360      489,254.44          652       613,000     613,000
    395,000.00    2,795.79   20010301      360      490,400.00                    648,000     645,000
    343,200.00    2,399.71   20010301      360      395,000.00          629       430,000     429,000
    390,375.00    2,830.49   20010201      359      343,200.00          779       490,000     487,970
    370,000.00    2,747.24   20010301      359      390,106.35          795       660,000         --
    320,000.00    2,376.00   20010201      359      369,757.97          667       403,000     402,067
    360,000.00    2,610.25   20010301      360      319,790.67          678       460,000     450,000
    999,000.00    7,505.16   20010201      359      360,000.00          773    1,500,000          --
    532,000.00    3,857.37   20010301      359      998,362.96          766       770,000     774,229
    464,000.00    3,485.88   20010201      359      531,633.88          774       581,000     580,826
    450,000.00    3,420.33   20010201      359      463,704.12          699       875,000         --
    622,400.00    4,512.84   20010301      359      449,720.30          695       778,000     778,000
    520,000.00    3,770.37   20010201      359      621,971.66          747       650,000     650,000
    393,750.00    2,889.20   20010301      360      519,642.13          654       525,000         --
  1,000,000.00    7,337.65   20010301      360      393,750.00          665    2,200,000          --
    334,000.00    2,392.82   20010201      359     ,000,000.00          712       417,500     417,500
    464,000.00    3,364.33   20010301      360      333,764.26          660       580,000     580,000
    454,000.00    3,331.30   20010301      360      464,000.00          663    1,350,000          --
    296,000.00    2,120.59   20010301      360      454,000.00          775       375,000     370,000
    285,000.00    1,992.77   20010301      359      296,000.00    13    722       365,000     300,000
    317,000.00    2,381.52   20010201      359      284,779.00    13    718       360,000         --
    385,000.00    2,758.19   20010301      360      316,797.86          767       550,000         --
    624,750.00    4,748.56   20010201      359      385,000.00          758       892,500     892,500
    450,000.00    3,380.70   20010201      359      624,361.67          670       620,000         --
    300,000.00    2,175.21   20010301      360      449,713.05          776       400,000         --
    363,500.00    2,667.24   20010201      359      300,000.00          681       525,000         --
    398,325.00    2,819.32   20010301      360      363,256.09          734       520,000         --
    457,400.00    3,517.02   20010201      359      398,325.08          738    1,100,000          --
    383,800.00    2,782.82   20010301      360      457,122.90          696    1,200,000          --
    548,000.00    3,973.39   20010201      359      383,800.00          773       685,000     685,000
    300,000.00    2,175.21   20010201      359      547,622.86          773       375,000     382,500
    370,000.00    2,682.76   20010301      359      299,793.54          757       590,000     570,000
    300,000.00    2,201.30   20010201      359      369,745.37          736       375,000     375,000
    517,600.00    3,708.15   20010301      360      299,798.70          763       650,000     647,000
    310,000.00    2,220.88   20010301      359      517,600.00          774       390,000     390,000
    443,600.00    3,254.98   20010301      360      309,781.20          705       555,000     554,500
    405,650.00    2,871.17   20010301      360      443,600.00          749       509,000     507,080
    360,000.00    2,548.06   20010301      360      405,650.00          722       685,000     662,500
    297,520.00    2,131.47   20010201      359      360,000.00          670       372,000     371,900
    300,000.00    2,201.30   20010201      359      297,310.01          772       427,000     425,900
    360,000.00    2,736.27   20010301      359      299,798.70          789       500,000     450,000
    439,900.00    3,227.84   20010201      359      359,776.23          777    1,000,000          --
    316,000.00    2,346.30   20010201      359      439,604.83          707       395,000     395,000
    382,000.00    2,836.34   20010201      359      315,793.28          692       480,000         --
    750,000.00    5,308.46   20010301      360      381,750.12          636    1,200,000    1,260,000
    408,000.00    2,993.76   20010201      359      750,000.98          718       510,000         --
    292,700.00    2,186.89   20010201      299      407,726.24          812       366,000     365,878
    300,000.00    2,253.80   20010301      358      292,372.97                    675,000     600,000
    933,800.00    6,770.70   20010301      359      299,616.08          648    1,334,000    1,334,000
    404,800.00    2,900.04   20010201      359      932,657.36          709       506,000     506,000
    435,000.00    3,078.91   20010201      359      404,514.29          734       825,000         --
    312,000.00    2,235.21   20010301      360      434,685.15          725       390,000     390,000
    322,500.00    2,282.64   20010301      360      312,000.00          693       430,000         --
    409,500.00    3,004.77   20010201      359      322,500.00          778       595,000         --
    648,000.00    4,642.36   20010301      360      409,225.23          642       819,000     810,000
    350,000.00    2,447.26   20010301      360      648,000.00          787       473,000     470,000
  1,000,000.00    7,956.45   20010301      359      350,000.00          728    1,550,000          --
    400,000.00    2,865.65   20010201      359      999,439.38          737       715,000     715,000
    285,600.00    2,046.08   20010301      359      399,717.68          813       359,500     357,000
    352,000.00    2,706.58   20010301      360      285,398.42          715       440,000         --
    432,000.00    3,094.91   20010201      359      352,000.00          766       545,000     540,000
    450,000.00    3,262.82   20010201      359      431,695.09          759    1,300,000    1,157,375
    300,000.00    2,253.80   20010201      359      449,690.30          676       440,614     440,614
    282,000.00    1,971.79   20010201      359      299,808.70          689       370,000     376,123
    421,000.00    3,089.15   20010201      359      281,790.71          674       540,000     540,000
    365,000.00    2,742.13   20010201      359      420,717.52          630       500,000         --
    375,000.00    2,751.62   20010301      360      364,767.25          698       580,000         --
    316,000.00    2,346.30   20010201      359      375,000.00          720       395,000         --
    374,841.00    2,915.48   20010301      359      315,793.28          672       815,000         --
    456,000.00    3,345.97   20010301      359      374,619.69          692       900,000     570,000
    596,250.00    4,323.23   20010301      359      455,694.03          644       795,000     795,000
    294,000.00    2,131.71   20010301      359      595,839.66          672       425,000         --
    312,000.00    2,343.96   20010201      359      293,797.67          701       390,000         --
    416,000.00    2,908.74   20010301      360      311,801.04          804       520,000     520,000
    372,000.00    2,697.26   20010201      359      416,000.00          719       465,000     465,000
    391,200.00    2,836.48   20010301      359      371,743.99          786       489,000     489,000
    340,000.00    2,435.81   20010201      359      389,930.77          677       435,000     425,000
    388,300.00    2,883.12   20010301      359      339,760.02          689       540,000         --
    344,000.00    2,494.24   20010301      359      388,045.99          742       435,000     430,000
    292,800.00    2,097.66   20010201      359      343,763.26          666       366,000     366,000
    320,800.00    2,298.26   20010201      359      292,593.34          760       401,000     401,000
    600,000.00    4,402.59   20010301      360      320,573.57          616    1,300,000          --
    319,000.00    2,424.64   20010201      359      600,000.00          706       450,000         --
    647,900.00    4,697.73   20010301      359      318,801.71          670       810,000     809,900
    327,750.00    2,319.80   20010301      360      647,331.72    12    653       345,000     345,000
    330,000.00    2,392.73   20010301      359      327,750.00          780       445,000     445,000
    404,000.00    2,894.31   20010201      359      329,772.90          665       510,000         --
    316,500.00    2,322.37   20010301      360      404,000.00          771       430,000         --
    424,000.00    3,148.19   20010201      359      316,500.00          754       530,000     530,000
    310,000.00    2,274.68   20010201      359      423,722.64          781       460,000         --
    285,000.00    2,116.12   20010301      360      309,791.99    06    617       300,000     300,000
    840,000.00    6,384.61   20010201      359      285,000.00          654    1,050,000          --
    491,300.00    3,562.27   20010301      359      839,477.89          700       614,500     614,150
    421,600.00    3,093.56   20010301      359      490,961.89          705       530,000     527,000
    428,800.00    3,109.10   20010301      360      420,317.11          773       546,000     540,111
    771,000.00    6,143.49   20010301      300      428,800.00          758    1,725,000          --
    750,000.00    5,900.26   20010301      359      771,000.00          767    1,100,000          --
    400,000.00    2,865.65   20010301      360      749,568.49          741       945,000     945,000
    336,400.00    2,381.02   20010301      360      400,000.00          761       421,000     420,500
    532,000.00    3,903.63   20010301      359      336,400.00          727       665,000     665,000
    399,000.00    2,893.03   20010301      360      531,643.04          798       500,000     499,000
    331,600.00    2,404.34   20010301      359      399,000.00          719       420,000     414,500
    571,000.00    4,140.15   20010201      359      331,371.79          729       850,000         --
    317,600.00    2,358.18   20010301      359      565,901.78          793       397,000     397,000
    620,000.00    4,441.76   20010201      359      317,392.24          785       775,000     775,000
    399,900.00    2,830.47   20010201      359      619,562.41          771       500,000     499,950
    400,000.00    2,900.28   20010301      359      399,610.56          671       775,000     775,000
    300,000.00    2,201.30   20010301      360      399,724.72          708       400,000         --
    364,000.00    2,702.69   20010201      359      300,000.00          675       455,000         --
    261,810.00    1,989.95   20010301      360      363,761.89    12    754       291,000     290,900
    326,400.00    2,452.14   20010201      359      261,810.00          693       410,000         --
    494,650.00    3,803.44   20010201      359      326,191.86          771       618,372     618,372
    420,000.00    3,081.82   20010201      359      494,350.33          684       525,000     525,000
    400,000.00    2,935.06   20010401      359      419,718.18          670       580,000     580,000
    420,000.00    3,118.49   20010201      359      399,731.61          756       525,000     525,000
    355,000.00    2,635.87   20010201      359      419,725.26          739    1,000,000    1,100,000
    591,000.00    4,439.99   20010201      359      354,767.78          738       745,000         --
    340,000.00    2,494.80   20010201      359      590,623.13          685       425,000     425,000
    702,000.00    5,029.22   20010301      360      339,771.87          766    1,400,000    1,350,000
    390,600.00    2,866.09   20010201      359      702,000.00          739       434,000     434,000
    392,000.00    2,876.36   20010301      360      390,337.91          785       491,800     490,000
    382,500.00    2,773.40   20010301      360      392,000.00          711       490,000     490,000
    500,000.00    3,712.49   20010201      359      382,500.00          716       810,000         --
    343,000.00    2,546.77   20010201      359      499,672.93          766       535,000         --
    600,000.00    4,402.59   20010301      359      342,775.63          787    1,300,000    1,025,000
    777,000.00    5,633.79   20010301      359      599,597.41          772    2,050,000          --
    327,000.00    2,427.97   20010201      359      776,465.27    01    676       365,000     364,000
    364,000.00    2,607.75   20010201      359      326,786.09          782       455,000     455,000
    337,500.00    2,535.53   20010301      359      363,743.08          672       450,000         --
    390,000.00    2,929.94   20010301      360      337,284.78          729       850,000     772,500
    446,400.00    3,275.53   20010201      359      390,000.00          703       558,000     558,000
    519,900.00    3,860.25   20010201      359      446,100.47          745       660,000     659,964
    295,000.00    2,113.42   20010201      359      519,559.91          787       400,000     400,000
    395,000.00    2,898.38   20010201      359      294,791.79          705       610,000         --
    292,000.00    2,142.60   20010301      360      394,734.95          760       380,000     365,000
    304,000.00    2,230.65   20010301      359      292,000.00          635       380,000     395,000
    374,000.00    2,842.68   20010201      359      303,796.02          766       650,000         --
    367,900.00    2,699.53   20010201      359      373,767.53          760       460,000     459,968
    500,000.00    3,582.07   20010201      359      367,653.14          793       725,000     725,000
    521,600.00    3,736.81   20010201      359      499,647.10          788       652,000     652,000
    306,675.00    2,223.61   20010301      357      521,231.86    13              341,000     340,750
    328,000.00    2,349.84   20010301      360      306,037.67          754       410,000     410,000
    650,000.00    4,600.66   20010301      360      328,000.00          714       899,000     899,000
    427,125.00    3,171.40   20010201      359      650,000.00          763       570,000     569,500
    500,000.00    3,496.08   20010301      360      426,845.59          787       750,000     750,000
    361,764.00    2,686.09   20010201      359      500,000.00          779       453,000     452,205
    380,000.00    2,755.27   20010201      359      361,527.35          653       500,000     475,000
    315,350.00    2,259.21   20010201      359      379,738.48          776       394,200     394,233
    297,000.00    2,231.27   20010301      360      315,127.43    06    720       340,000     339,000
    425,000.00    3,118.50   20010201      359      297,000.00          704       775,000            -
  1,000,000.00    7,250.70   20010201      359      424,714.83          771    1,750,000    1,720,000
    380,000.00    2,788.31   20010301      359      999,311.80    13    774       445,000         --
    925,000.00    6,706.90   20010301      360      379,745.02          726    1,925,000    1,925,000
    295,200.00    2,114.85   20010201      359      925,000.00          752       390,000     369,000
    336,000.00    2,407.15   20010301      359      294,991.65          742       420,000     420,000
    581,600.00    4,318.37   20010201      359      335,762.85          689       735,000     727,000
    435,000.00    3,116.40   20010201      359      581,219.55          762       585,000     585,000
    320,000.00    2,292.52   20010301      360      434,692.97          770       430,000            -
    440,000.00    3,305.58   20010301      360      320,000.00          773       556,000         --
    580,000.00    4,205.41   20010201      359      440,000.00          789       725,000     725,000
    289,000.00    2,070.44   20010201      359      579,600.84          686       458,000         --
    560,000.00    4,060.39   20010201      359      288,796.02          663       720,000     700,000
    471,000.00    3,538.47   20010301      359      559,614.61          692       603,000     589,000
    295,000.00    2,088.00   20010301      360      470,642.55    12    643       328,000     328,000
    532,000.00    4,090.62   20010201      359      295,000.00          720       665,000         --
    356,000.00    2,550.43   20010301      360      531,677.71          773       445,000     445,000
    400,000.00    3,005.07   20010301      359      356,000.00          768       560,000     560,000
    995,000.00    7,128.31   20010201      359      399,744.93          684    1,650,000          --
    331,400.00    2,460.64   20010201      359      994,297.73          619       414,500     414,275
    402,000.00    2,845.34   20010301      360      331,183.21          713       505,000         --
    350,000.00    2,507.45   20010201      359      402,000.00          786       750,000     777,722
    480,000.00    3,522.08   20010301      359      349,752.97          798       600,000     600,000
    457,500.00    3,317.20   20010301      360      479,677.92          778       610,000     610,000
    335,868.00    2,377.26   20010201      359      457,500.00          717       448,000     447,823
    440,000.00    3,190.31   20010301      359      335,624.90          716       560,000     560,000
    421,000.00    3,089.15   20010201      359      439,697.19          759       526,500     526,250
    338,200.00    2,422.91   20010301      360      420,717.52    12    676       356,000     356,000
    450,000.00    3,301.95   20010301      360      338,200.00          785       575,000         --
    500,000.00    3,800.37   20010301      358      450,000.00                    626,000     626,000
    404,000.00    2,929.29   20010301      359      499,376.25          787       508,000     507,803
    520,000.00    3,815.58   20010301      360      403,521.96          707       680,000     650,000
    300,000.00    2,175.21   20010201      359      520,000.00          662       430,000     430,000
    328,500.00    2,467.92   20010201      358      299,793.54    12              365,000     365,000
    380,000.00    2,788.31   20010201      359      328,079.60          754       485,000     475,000
    361,500.00    2,527.67   20010201      359      379,745.02          691       482,000         --
    600,000.00    4,454.99   20010201      359      361,231.70                    750,000     750,000
    322,000.00    2,362.73   20010201      359      599,607.51          689       875,000         --
    448,000.00    3,287.27   20010201      358      321,783.94          766       560,000     572,000
    688,000.00    4,988.48   20010201      359      447,396.79          710       860,000     860,000
    293,000.00    2,124.46   20010301      360      687,526.52          778       460,000         --
    450,000.00    3,341.24   20010201      358      293,000.00          618    1,100,000          --
    345,000.00    2,744.98   20010201      358      449,409.27          716       461,000         --
    450,000.00    3,262.82   20010201      358      344,611.73          686       755,000     751,000
    305,000.00    2,318.23   20010301      360      449,378.58    13    655       360,000         --
    302,500.00    2,246.06   20010201      359      305,000.00          752       605,000     605,000
    340,000.00    2,494.80   20010301      360      302,302.12          656       425,000     425,000
    328,500.00    2,410.42   20010201      359      340,000.00          754       438,000         --
  1,000,000.00    7,867.01   20010201      359      328,279.58          730    1,460,000    1,460,000
    370,000.00    2,779.69   20010201      358      999,424.66          744       540,000         --
    538,000.00    4,280.57   20010201      358      369,506.05          756    1,200,000          --
    350,000.00    2,660.26   20010301      359      537,394.55          783       475,000         --
    560,000.00    4,207.10   20010301      359      349,600.45          769       700,000         --
    360,000.00    2,736.27   20010201      358      559,642.90          662       450,000     450,000
    650,000.00    4,600.66   20010301      360      359,537.07          704       825,000     824,000
    364,000.00    2,639.26   20010301      360      650,000.00          725       463,000     455,000
    440,000.00    3,228.57   20010301      359      364,000.00          771    1,450,000          --
    550,000.00    3,940.27   20010301      359      439,704.76          767    1,500,000          --
    305,000.00    2,185.06   20010201      359      549,611.81          789       850,000         --
    306,400.00    2,301.89   20010201      359      304,784.73          698       383,000     383,000
    355,000.00    2,543.27   20010301      359      306,204.61          757       540,000         --
    303,200.00    2,251.26   20010201      358      354,749.44          705       382,000     379,000
    568,000.00    4,267.20   20010301      358      302,801.97          684       710,000         --
    559,200.00    4,103.22   20010201      359      567,273.11          722       700,000     699,000
    400,000.00    2,969.99   20010201      359      558,824.78          739       737,000     737,000
    585,600.00    4,246.01   20010301      360      399,738.34          719       732,000     732,000
    340,000.00    2,435.81   20010301      360      585,600.00          710       502,000     505,807
    346,400.00    2,572.02   20010201      359      340,000.00          721       433,000     433,000
    368,000.00    2,862.27   20010201      358      346,173.40          772       460,000     460,000
    359,600.00    2,701.56   20010301      358      367,563.90          763       450,000     449,500
    441,200.00    3,314.59   20010201      358      359,109.59          770       552,000     551,500
    501,166.00    3,721.15   20010201      359      440,635.39          600       626,500     626,457
    334,000.00    2,450.78   20010201      359      500,838.16          765       420,000     417,500
    316,500.00    2,267.45   20010301      360      333,775.89          632       407,000     408,077
    402,000.00    3,091.04   20010301      358      316,500.00          667       575,000         --
    416,200.00    3,053.93   20010201      359      401,511.19          651       575,000         --
    376,000.00    2,824.77   20010201      359      415,920.74          663       470,000     470,000
    351,950.00    2,675.08   20010301      359      375,760.23          797       440,000     439,950
    320,000.00    2,404.06   20010201      358      351,731.24          721       400,000     400,000
    460,000.00    3,375.32   20010301      358      319,590.48          780       580,000     575,000
    299,000.00    2,167.96   20010201      359      459,380.64          782       449,000     449,000
    350,000.00    2,598.75   20010301      358      298,794.23          689       512,900     512,900
    308,000.00    2,233.22   20010201      359      349,540.53          612       385,000     385,000
    338,400.00    2,542.29   20010201      359      307,788.03          793       425,000     423,000
    650,000.00    4,826.24   20010201      359      338,184.21          694       825,000     825,000
    387,424.00    2,910.59   20010201      359      649,574.80                    485,000     484,280
    425,000.00    3,155.62   20010201      358      387,176.95          717    2,185,000          --
    340,000.00    2,465.24   20010201      358      424,442.08          677       580,000     580,000
    335,200.00    2,488.86   20010301      358      339,530.48          777       419,000     419,000
    358,480.00    2,630.40   20010201      359      334,345.16          748       448,100     448,100
    304,000.00    2,257.20   20010201      359      358,239.47          610       470,000         --
    341,600.00    2,506.54   20010201      358      303,801.13          774       427,000     427,000
    448,600.00    3,330.85   20010201      358      341,089.72          722       561,000     560,750
    500,000.00    3,668.83   20010201      359      448,011.11          806       725,000     725,000
    436,000.00    3,048.58   20010301      360      499,664.50          785       545,000     545,000
    277,500.00    2,133.74   20010301      359      436,000.00          734       370,000         --
    356,000.00    2,550.43   20010201      358      277,331.88          686       445,000     445,000
    363,750.00    2,637.44   20010201      359      355,433.67          781       485,000     485,000
    332,500.00    2,645.52   20010201      359      363,499.67          739       350,000         --
    381,000.00    2,828.92   20010201      358      380,468.15                    545,000     540,000
    424,000.00    3,074.30   20010201      359      423,708.20          801       530,000     530,000
    319,920.00    2,291.95   20010301      360      319,920.00          663       411,000     399,900
    476,000.00    3,576.03   20010301      358      475,390.85          754       595,000     595,000
    280,000.00    2,005.96   20010301      358      279,603.47          681       377,000         --
    360,160.00    2,611.41   20010201      359      359,912.14          747       450,500     450,200
    359,000.00    2,760.40   20010301      359      358,782.52          774    1,250,000          --
    492,000.00    3,567.35   20010201      358      491,320.58          756       615,000     615,000
    322,366.00    2,337.38   20010201      359      322,144.15          754       403,000     402,957
    391,286.00    2,871.12   20010301      359      390,625.46          734       490,000     489,108
    596,000.00    4,373.24   20010201      359      595,600.09          715       745,000     745,000
    600,000.00    4,350.42   20010201      358      599,171.45          656    1,100,000   1,100,000
    396,000.00    3,080.05   20010201      359      395,766.20          764       495,000     495,000
    384,000.00    2,784.27   20010201      359      383,735.73          677       480,000     480,000
    306,448.00    2,221.97   20010201      358      306,024.81          750       384,000     383,060
    364,000.00    2,798.85   20010201      358      363,557.40          798       465,000     455,000
    333,200.00    2,444.91   20010301      360      333,200.00                    430,000         --
    307,750.00    2,312.03   20010201      359      307,553.75    13    684       342,000     342,000
    400,000.00    2,900.28   20010301      360      400,000.00          737       600,000     600,000
    504,725.00    3,703.50   20010301      360      504,725.00          667       730,000         --
    384,000.00    2,717.93   20010301      359      383,722.07          792       480,000     480,000
    365,330.00    2,680.67   20010201      359      365,084.86          760       522,000     521,900
    370,000.00    2,714.93   20010201      358      369,501.82    13    688       445,000         --
    352,000.00    2,552.25   20010201      359      351,757.75          679       440,000     440,000
    319,200.00    2,342.18   20010201      359      318,985.82          756       400,000     399,000
    490,000.00    3,681.21   20010201      358      489,372.93          663    1,200,000          --
    400,000.00    2,900.28   20010301      360      400,000.00          711       570,000         --
    438,400.00    3,178.71   20010301      360      438,400.00          751       550,000     548,000
    300,500.00    2,257.56   20010201      358      299,914.07          768       720,000         --
    536,250.00    3,888.19   20010301      360      536,250.00          671       800,000         --
    520,000.00    3,860.99   20010201      358      519,317.38          688       760,000     760,000
    400,000.00    3,005.07   20010301      360      400,000.00          684       515,000         --
    280,000.00    2,030.20   20010301      359      279,807.30          793       350,000     350,000
    275,025.00    2,066.18   20010201      358      274,673.03    12    648       290,000     289,500
    380,000.00    2,821.49   20010201      359      379,751.43          690       477,000         --
    292,500.00    2,197.46   20010301      360      292,500.00    06    645       325,000     325,000
    345,000.00    2,501.49   20010301      359      344,762.57          749       470,000         --
    388,800.00    2,751.91   20010301      360      388,800.00          684       486,000     486,000
    306,400.00    2,275.02   20010301      359      306,199.56          680       383,000     383,000
    365,000.00    2,646.51   20010301      360      365,000.00          615       612,500         --
    800,000.00    5,593.72   20010301      359      799,406.28          777    1,050,000    1,050,000
    320,800.00    2,270.61   20010301      360      320,800.00          682       401,000     401,000
    336,000.00    2,524.26   20010201      358      335,570.01          693       420,000     420,000
    344,000.00    2,524.16   20010301      358      343,536.80          693       430,000     430,000
    374,114.00    2,583.92   20010301      360      374,114.00          767       478,000     467,643
    284,800.00    2,114.64   20010201      359      284,613.69          679       356,000     356,000
    900,000.00    6,682.48   20010201      358      898,818.55          788    1,650,000    1,600,000
    388,000.00    2,712.96   20010301      359      387,674.50          750       485,000     485,000
    454,500.00    3,374.65   20010201      358      453,777.17          687       690,000         --
    386,100.00    2,833.07   20010301      360      386,100.00    12    715       450,000     429,000
    572,000.00    4,097.88   20010301      360      572,000.00          784       730,000     715,000
    347,000.00    2,546.17   20010201      358      346,532.77          747       469,000     469,000
    323,000.00    2,455.04   20010201      359      322,799.23                    435,000         --
    298,000.00    2,160.71   20010301      359      297,794.92          678       430,000         --
    370,000.00    2,650.73   20010201      359      369,738.85          748       575,000     575,000
    430,000.00    3,230.45   20010201      359      429,725.80          774    1,225,000          --
    395,000.00    3,002.29   20010201      358      394,507.25          609       600,000         --
    470,000.00    3,489.74   20010301      360      470,000.00          799       670,000     670,000
    500,000.00    3,668.83   20010201      359      499,664.50          712       650,000     625,000
    300,000.00    2,201.30   20010201      358      299,596.06                    375,000     375,000
    300,000.00    2,072.03   20010201      359      299,771.72          785       495,000     495,000
    350,000.00    2,660.26   20010201      359      349,782.45          700    1,300,000          --
    591,200.00    4,389.65   20010201      359      590,813.27          773       739,000     739,000
    291,000.00    2,135.26   20010201      358      290,608.18          707       364,000     363,750
    542,500.00    4,075.63   20010201      359      542,154.06          739       800,000         --
    396,400.00    2,978.03   20010201      359      396,147.22          710       495,500     495,500
    418,800.00    3,036.60   20010201      359      418,511.77          701       580,000     568,800
    397,500.00    2,847.74   20010301      360      397,500.00          666       530,000     530,000
    500,000.00    3,668.83   20010301      360      500,000.00          757       970,000     970,000
    448,800.00    3,293.14   20010301      359      448,498.86          736       562,000     561,000
    970,000.00    7,202.23   20010201      359      969,365.48          750    1,750,000          --
    440,000.00    3,190.31   20010301      359      439,697.19          776       570,000     570,000
    355,950.00    2,611.84   20010201      359      355,711.16          800       445,000     444,950
    501,000.00    3,719.92   20010201      358      500,261.70          646       800,000         --

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:  The Bank of New York
     101 Barclay Street - 12 E
     New York, New York 10286
     Attn:  Inventory Control

     Re: The Pooling and Servicing Agreement dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

     In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____     1. Mortgage Paid in Full

____     2. Foreclosure

____     3. Substitution

____     4. Other Liquidation

____     5. Nonliquidation               Reason: ___________________

                                        By:
                                            ------------------------------------
                                           (authorized signer of Bank of America
                                            Mortgage Securities, Inc.)


                                        Issuer:
                                               ---------------------------------
                                        Address:
                                                --------------------------------

                                        ----------------------------------------
                                        Date:
                                             -----------------------------------

Custodian
---------
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature         Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian         Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

     [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                                             [                ],
                                              ----------------

                                            By:
                                                 -------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

     Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-1, Class ___, having an initial aggregate Certificate Balance as of January 25, 2001 of $___________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

          1. _______ The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

          2. _______ Neither the Transferor nor anyone acting on its behalf has
     (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of
     Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.


                                              Very truly yours,

                                              ----------------------------------
                                              (Transferor)

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

     Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-1, Class ___, having an initial aggregate Certificate Balance as of January 25, 2001 of $_________]

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
     (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

          3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                              Very truly yours,

                                              ----------------------------------
                                              (Transferor)

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                             Nominee Acknowledgment
                             ----------------------

     The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                              ----------------------------------
                                              (Nominee)

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


     The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

          ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

          ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

          ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

          ___  Broker-dealer. The Transferee is a dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934, as amended.

          ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

          ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

          ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

          ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

----------------------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

        ____     ____    Will the Transferee be purchasing the Transferred
        Yes      No      Certificates only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                              ----------------------------------
                                              Print Name of Transferee

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------
                                              Date:
                                                   -----------------------------

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


     The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

          ____ The Transferee owned and/or invested on a discretionary basis
               $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

         ____     ____   Will the Transferee be purchasing the Transferred
         Yes      No     Certificates only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Transferee or Adviser

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                           -------------------------------------
                                        Date:
                                             -----------------------------------

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

     Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-1, Class ___, having an initial aggregate Certificate Principal Balance as of January 25, 2001 of $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [_______________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

     1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

     2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

     3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

     UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
     SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

     5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

     7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Date:
                                             -----------------------------------

                             Nominee Acknowledgment

     The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ----------------------------------------
                                        (Nominee)

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

     Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-1, Class ___, having an initial aggregate Certificate Principal Balance as of January 25, 2001 of $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [_______________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated January 25, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

     (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

     (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.


                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
                                        Date:
                                             -----------------------------------

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2001-1

STATE OF            )
                    )  ss:
COUNTY OF           )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R or Class A-LR Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated January 25, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

     7. The Transferee historically has paid its debts as they have become due.

     8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

     9. The Transferee's taxpayer identification number is ____________________.

     10. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

     11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

     12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                        Print Name of Transferee

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

     Personally appeared before me the above-named ________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _____ day of _______________________,
____





                                              __________________________________
                                                        NOTARY PUBLIC

                                              My Commission expires the ____ day
                                              of ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.   Copies of Mortgage Loans Documents.

2.   Residential loan application.

3.   Mortgage Loan closing statement.

4.   Verification of employment and income, if required.

5.   Verification of acceptable evidence of source and amount of downpayment.

6.   Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.   Residential appraisal report.

8.   Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.  Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.  Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                       FORM OF SPECIAL SERVICING AGREEMENT

     This Special ___ Servicing ___ Agreement (the ___ "Agreement") ___ is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT

     _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

     The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Defined Terms.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

     Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

     Loss Mitigation Advisor: ______________.

     Purchaser: _______________________, or the holder of record of the Class B Certificates.

     Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

     Section 1.02. Definitions Incorporated by Reference.

     All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

     Section 2.01. Reports and Notices.

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

          (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
     (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

          (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

          (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

          (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

          (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

          (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

          (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

     (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

     (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

     (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

     Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

     (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

     (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

     (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

     (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

     Section 2.03. Termination.

     (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

     (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

     (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

     Section 3.01. Amendment.

     This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

     Section 3.02. Counterparts.

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 3.03. Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 3.04. Notices.

     All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

               (a)  in the case of the Servicer,

                    Bank of America, N.A.
                    201 North Tryon Street
                    Charlotte, North Carolina  28255
                    Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

               (b)  in the case of the Loss Mitigation Advisor,

                         -----------------------



               (c)  in the case of the Purchaser:

                         -----------------------

     Section 3.05. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 3.06. Successors and Assigns.

     (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

     (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

     Section 3.07. Article and Section Headings.

     The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 3.08. Confidentiality.

     The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

     The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

     Section 3.09. Independent Contractor.

     In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

     IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        Bank of America, N.A.

                                        By:___________________________________
                                        Name:_________________________________
                                        Title:________________________________


                                        Loss Mitigation Advisor

                                        -----------------------

                                        By:___________________________________
                                        Name:
                                        Title:

                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.

                                        Purchaser

                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________

                                    EXHIBIT L

                           Principal Balance Schedules

       PAYMENT DATE             PAC GROUP                      CLASS A-24
         2/25/01             155,514,215.25                  62,395,000.00
         3/25/01             155,112,660.28                  62,395,000.00
         4/25/01             154,643,418.20                  62,395,000.00
         5/25/01             154,106,615.48                  62,395,000.00
         6/25/01             153,502,422.00                  62,395,000.00
         7/25/01             152,831,051.07                  62,395,000.00
         8/25/01             152,092,759.40                  62,395,000.00
         9/25/01             151,287,846.98                  62,395,000.00
         10/25/01            150,416,657.01                  62,395,000.00
         11/25/01            149,479,575.66                  62,395,000.00
         12/25/01            148,477,031.93                  62,395,000.00
         1/25/02             147,409,497.30                  62,395,000.00
         2/25/02             146,277,485.47                  62,395,000.00
         3/25/02             145,081,551.98                  62,395,000.00
         4/25/02             143,822,293.82                  62,395,000.00
         5/25/02             142,500,348.95                  62,395,000.00
         6/25/02             141,116,395.83                  62,395,000.00
         7/25/02             139,671,152.87                  62,395,000.00
         8/25/02             138,165,377.85                  62,395,000.00
         9/25/02             136,599,867.28                  62,395,000.00
         10/25/02            134,975,455.75                  62,395,000.00
         11/25/02            133,293,015.17                  62,395,000.00
         12/25/02            131,553,454.08                  61,376,109.86
         1/25/03             129,757,716.81                  60,325,111.42
         2/25/03             127,906,782.64                  59,242,453.41
         3/25/03             126,001,664.97                  58,128,600.29
         4/25/03             124,043,410.36                  56,984,031.92
         5/25/03             122,033,427.14                  55,809,425.15
         6/25/03             119,972,818.73                  54,605,286.56
         7/25/03             117,925,624.13                  53,406,874.42
         8/25/03             115,891,757.37                  52,214,157.84
         9/25/03             113,871,133.04                  51,027,106.05
         10/25/03            111,863,666.29                  49,845,688.46
         11/25/03            109,869,272.82                  48,669,874.60
         12/25/03            107,887,868.90                  47,499,634.17
         1/25/04             105,919,371.32                  46,334,937.03
         2/25/04             103,963,697.45                  45,175,753.18
         3/25/04             102,020,765.17                  44,022,052.75
         4/25/04             100,090,492.91                  42,873,806.05
         5/25/04              98,172,799.64                  41,730,983.51
         6/25/04              96,267,604.87                  40,593,555.72
         7/25/04              94,374,828.60                  39,461,493.42
         8/25/04              92,494,391.40                  38,334,767.48
         9/25/04              90,626,214.33                  37,213,348.92
         10/25/04             88,770,218.99                  36,097,208.91
         11/25/04             86,926,327.47                  34,986,318.74
         12/25/04             85,094,462.40                  33,880,649.88
         1/25/05              83,274,546.89                  32,780,173.91
         2/25/05              81,466,504.57                  31,684,862.55
         3/25/05              79,670,259.57                  30,594,687.67
         4/25/05              77,885,736.52                  29,509,621.29
         5/25/05              76,112,860.54                  28,429,635.53
         6/25/05              74,351,557.25                  27,354,702.70
         7/25/05              72,601,752.75                  26,284,795.19
         8/25/05              70,863,373.62                  25,219,885.57
         9/25/05              69,136,346.95                  24,159,946.53
         10/25/05             67,420,600.28                  23,104,950.87
         11/25/05             65,716,061.64                  22,054,871.57
         12/25/05             64,022,659.53                  21,009,681.71
         1/25/06              62,340,322.93                  19,969,354.50
         2/25/06              60,692,521.60                  18,946,700.70
         3/25/06              59,055,550.44                  17,928,809.88
         4/25/06              57,429,339.56                  16,915,655.48
         5/25/06              55,813,819.50                  15,907,211.06
         6/25/06              54,208,921.27                  14,903,450.32
         7/25/06              52,614,576.33                  13,904,347.05
         8/25/06              51,030,716.58                  12,909,875.20
         9/25/06              49,457,274.37                  11,921,359.94
         10/25/06             47,894,182.48                  10,972,767.48
         11/25/06             46,341,374.15                  10,062,497.22
         12/25/06             44,798,783.02                   9,189,011.26
         1/25/07              43,266,343.20                   8,350,831.94
         2/25/07              41,762,572.26                   7,573,987.71
         3/25/07              40,306,558.83                   6,828,866.37
         4/25/07              38,896,844.48                   6,114,174.20
         5/25/07              37,532,014.52                   5,428,668.54
         6/25/07              36,210,696.71                   4,771,155.83
         7/25/07              34,931,560.02                   4,140,489.67
         8/25/07              33,693,313.38                   3,535,569.02
         9/25/07              32,494,704.49                   2,955,336.37
         10/25/07             31,334,518.66                   2,398,776.05
         11/25/07             30,211,577.75                   1,864,912.61
         12/25/07             29,124,738.97                   1,352,809.25
         1/25/08              28,072,893.96                     861,566.28
         2/25/08              27,108,892.40                     435,258.33
         3/25/08              26,176,053.91                      26,279.99
         4/25/08              25,273,406.82                        0
         5/25/08              24,400,009.13                        0
         6/25/08              23,554,947.57                        0
         7/25/08              22,737,336.75                        0
         8/25/08              21,946,318.33                        0
         9/25/08              21,181,060.19                        0
         10/25/08             20,440,755.63                        0
         11/25/08             19,724,622.64                        0
         12/25/08             19,031,903.13                        0
         1/25/09              18,361,862.22                        0
         2/25/09              17,756,695.48                        0
         3/25/09              17,170,928.63                        0
         4/25/09              16,603,952.75                        0
         5/25/09              16,055,177.72                        0
         6/25/09              15,524,031.67                        0
         7/25/09              15,009,960.41                        0
         8/25/09              14,512,426.87                        0
         9/25/09              14,030,910.63                        0
         10/25/09             13,564,907.33                        0
         11/25/09             13,113,928.28                        0
         12/25/09             12,677,499.88                        0
         1/25/10              12,255,163.24                        0
         2/25/10              11,878,199.88                        0
         3/25/10              11,512,685.72                        0
         4/25/10              11,158,276.20                        0
         5/25/10              10,814,637.02                        0
         6/25/10              10,481,443.88                        0
         7/25/10              10,158,382.20                        0
         8/25/10               9,845,146.80                        0
         9/25/10               9,541,441.62                        0
         10/25/10              9,246,979.46                        0
         11/25/10              8,961,481.73                        0
         12/25/10              8,684,678.16                        0
         1/25/11               8,416,306.59                        0
         2/25/11               8,156,112.68                        0
         3/25/11               7,903,849.74                        0
         4/25/11               7,659,278.44                        0
         5/25/11               7,422,166.64                        0
         6/25/11               7,192,289.13                        0
         7/25/11               6,969,427.48                        0
         8/25/11               6,753,369.79                        0
         9/25/11               6,543,910.49                        0
         10/25/11              6,340,850.22                        0
         11/25/11              6,143,995.55                        0
         12/25/11              5,953,158.89                        0
         1/25/12               5,768,158.26                        0
         2/25/12               5,588,817.12                        0
         3/25/12               5,414,964.27                        0
         4/25/12               5,246,433.61                        0
         5/25/12               5,083,064.05                        0
         6/25/12               4,924,699.33                        0
         7/25/12               4,771,187.86                        0
         8/25/12               4,622,382.64                        0
         9/25/12               4,478,141.07                        0
         10/25/12              4,338,324.82                        0
         11/25/12              4,202,799.73                        0
         12/25/12              4,071,435.68                        0
         1/25/13               3,944,106.46                        0
         2/25/13               3,820,689.63                        0
         3/25/13               3,701,066.47                        0
         4/25/13               3,585,121.80                        0
         5/25/13               3,472,743.92                        0
         6/25/13               3,363,824.49                        0
         7/25/13               3,258,258.43                        0
         8/25/13               3,155,943.82                        0
         9/25/13               3,056,781.82                        0
         10/25/13              2,960,676.56                        0
         11/25/13              2,867,535.04                        0
         12/25/13              2,777,267.10                        0
         1/25/14               2,689,785.27                        0
         2/25/14               2,605,004.73                        0
         3/25/14               2,522,843.19                        0
         4/25/14               2,443,220.88                        0
         5/25/14               2,366,060.41                        0
         6/25/14               2,291,286.75                        0
         7/25/14               2,218,827.09                        0
         8/25/14               2,148,610.87                        0
         9/25/14               2,080,569.62                        0
         10/25/14              2,014,636.96                        0
         11/25/14              1,950,748.50                        0
         12/25/14              1,888,841.82                        0
         1/25/15               1,828,856.36                        0
         2/25/15               1,770,733.40                        0
         3/25/15               1,714,415.99                        0
         4/25/15               1,659,848.92                        0
         5/25/15               1,606,978.64                        0
         6/25/15               1,555,753.20                        0
         7/25/15               1,506,122.26                        0
         8/25/15               1,458,036.98                        0
         9/25/15               1,411,449.99                        0
         10/25/15              1,366,315.38                        0
         11/25/15              1,322,588.62                        0
         12/25/15              1,280,226.52                        0
         1/25/16               1,239,187.22                        0
         2/25/16               1,199,430.10                        0
         3/25/16               1,160,915.80                        0
         4/25/16               1,123,606.14                        0
         5/25/16               1,087,464.11                        0
         6/25/16               1,052,453.79                        0
         7/25/16               1,018,540.40                        0
         8/25/16                 985,690.18                        0
         9/25/16                 953,870.41                        0
         10/25/16                923,049.35                        0
         11/25/16                893,196.25                        0
         12/25/16                864,281.27                        0
         1/25/17                 836,275.50                        0
         2/25/17                 809,150.88                        0
         3/25/17                 782,880.24                        0
         4/25/17                 757,437.21                        0
         5/25/17                 732,796.23                        0
         6/25/17                 708,932.52                        0
         7/25/17                 685,822.05                        0
         8/25/17                 663,441.54                        0
         9/25/17                 641,768.40                        0
         10/25/17                620,780.74                        0
         11/25/17                600,457.33                        0
         12/25/17                580,777.59                        0
         1/25/18                 561,721.57                        0
         2/25/18                 543,269.93                        0
         3/25/18                 525,403.93                        0
         4/25/18                 508,105.37                        0
         5/25/18                 491,356.65                        0
         6/25/18                 475,140.68                        0
         7/25/18                 459,440.89                        0
         8/25/18                 444,241.24                        0
         9/25/18                 429,526.16                        0
         10/25/18                415,280.57                        0
         11/25/18                401,489.85                        0
         12/25/18                388,139.81                        0
         1/25/19                 375,216.71                        0
         2/25/19                 362,707.25                        0
         3/25/19                 350,598.50                        0
         4/25/19                 338,877.95                        0
         5/25/19                 327,533.47                        0
         6/25/19                 316,553.31                        0
         7/25/19                 305,926.06                        0
         8/25/19                 295,640.68                        0
         9/25/19                 285,686.46                        0
         10/25/19                276,053.03                        0
         11/25/19                266,730.32                        0
         12/25/19                257,708.59                        0
         1/25/20                 248,978.39                        0
         2/25/20                 240,530.56                        0
         3/25/20                 232,356.23                        0
         4/25/20                 224,446.80                        0
         5/25/20                 216,793.92                        0
         6/25/20                 209,389.52                        0
         7/25/20                 202,225.77                        0
         8/25/20                 195,295.09                        0
         9/25/20                 188,590.11                        0
         10/25/20                182,103.72                        0
         11/25/20                175,829.01                        0
         12/25/20                169,759.28                        0
         1/25/21                 163,888.06                        0
         2/25/21                 158,209.05                        0
         3/25/21                 152,716.17                        0
         4/25/21                 147,403.52                        0
         5/25/21                 142,265.38                        0
         6/25/21                 137,296.21                        0
         7/25/21                 132,490.65                        0
         8/25/21                 127,843.49                        0
         9/25/21                 123,349.69                        0
         10/25/21                119,004.36                        0
         11/25/21                114,802.79                        0
         12/25/21                110,740.38                        0
         1/25/22                 106,812.69                        0
         2/25/22                 103,015.43                        0
         3/25/22                  99,344.41                        0
         4/25/22                  95,795.61                        0
         5/25/22                  92,365.11                        0
         6/25/22                  89,049.11                        0
         7/25/22                  85,843.96                        0
         8/25/22                  82,746.08                        0
         9/25/22                  79,752.04                        0
         10/25/22                 76,858.50                        0
         11/25/22                 74,062.22                        0
         12/25/22                 71,360.06                        0
         1/25/23                  68,749.01                        0
         2/25/23                  66,226.11                        0
         3/25/23                  63,788.52                        0
         4/25/23                  61,433.48                        0
         5/25/23                  59,158.32                        0
         6/25/23                  56,960.46                        0
         7/25/23                  54,837.38                        0
         8/25/23                  52,786.67                        0
         9/25/23                  50,805.97                        0
         10/25/23                 48,893.00                        0
         11/25/23                 47,045.57                        0
         12/25/23                 45,261.53                        0
         1/25/24                  43,538.82                        0
         2/25/24                  41,875.44                        0
         3/25/24                  40,269.44                        0
         4/25/24                  38,718.96                        0
         5/25/24                  37,222.17                        0
         6/25/24                  35,777.31                        0
         7/25/24                  34,382.68                        0
         8/25/24                  33,036.63                        0
         9/25/24                  31,737.56                        0
         10/25/24                 30,483.92                        0
         11/25/24                 29,274.21                        0
         12/25/24                 28,106.98                        0
         1/25/25                  26,980.84                        0
         2/25/25                  25,894.41                        0
         3/25/25                  24,846.39                        0
         4/25/25                  23,835.50                        0
         5/25/25                  22,860.51                        0
         6/25/25                  21,920.21                        0
         7/25/25                  21,013.47                        0
         8/25/25                  20,139.15                        0
         9/25/25                  19,296.17                        0
         10/25/25                 18,483.49                        0
         11/25/25                 17,700.10                        0
         12/25/25                 16,945.00                        0
         1/25/26                  16,217.26                        0
         2/25/26                  15,515.94                        0
         3/25/26                  14,840.17                        0
         4/25/26                  14,189.07                        0
         5/25/26                  13,561.82                        0
         6/25/26                  12,957.61                        0
         7/25/26                  12,375.65                        0
         8/25/26                  11,815.20                        0
         9/25/26                  11,275.52                        0
         10/25/26                 10,755.90                        0
         11/25/26                 10,255.67                        0
         12/25/26                  9,774.15                        0
         1/25/27                   9,310.71                        0
         2/25/27                   8,864.72                        0
         3/25/27                   8,435.60                        0
         4/25/27                   8,022.75                        0
         5/25/27                   7,625.63                        0
         6/25/27                   7,243.68                        0
         7/25/27                   6,876.37                        0
         8/25/27                   6,523.22                        0
         9/25/27                   6,183.71                        0
         10/25/27                  5,857.38                        0
         11/25/27                  5,543.77                        0
         12/25/27                  5,242.43                        0
         1/25/28                   4,952.93                        0
         2/25/28                   4,674.87                        0
         3/25/28                   4,407.83                        0
         4/25/28                   4,151.43                        0
         5/25/28                   3,905.29                        0
         6/25/28                   3,669.05                        0
         7/25/28                   3,442.37                        0
         8/25/28                   3,224.89                        0
         9/25/28                   3,016.29                        0
         10/25/28                  2,816.26                        0
         11/25/28                  2,624.49                        0
         12/25/28                  2,440.68                        0
         1/25/29                   2,264.54                        0
         2/25/29                   2,095.81                        0
         3/25/29                   1,934.20                        0
         4/25/29                   1,779.47                        0
         5/25/29                   1,631.36                        0
         6/25/29                   1,489.63                        0
         7/25/29                   1,354.05                        0
         8/25/29                   1,224.39                        0
         9/25/29                   1,100.44                        0
         10/25/29                    981.98                        0
         11/25/29                    868.81                        0
         12/25/29                    760.74                        0
         1/25/30                     657.58                        0
         2/25/30                     559.14                        0
         3/25/30                     465.24                        0
         4/25/30                     375.72                        0
         5/25/30                      290.4                        0
         6/25/30                     209.14                        0
         7/25/30                     131.78                        0
         8/25/30                      58.16                        0
         9/25/30                          0                        0